UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

150 North Riverside Plaza, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Stephanie G. Braming, Principal Executive Officer
William Blair Funds
150 North Riverside Plaza, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. December 31, 2019 Annual Reports transmitted to shareholders.

December 31, 2019
William Blair Funds Annual Report

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the William Blair Funds’ (the “Funds”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary, such as a broker-dealer or  bank.  Instead, shareholder reports will be available on the Funds’ website (https://www.williamblairfunds.com/investor_services/prospectus_reports_forms.fs), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by notifying your financial intermediary or, if you are a direct investor, by calling 1-800-635-2886.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to continue receiving paper copies of your shareholder reports, or if you are a direct investor, by calling 1-800-635-2886. Your election to receive reports in paper will apply to all Funds you hold directly or through your financial intermediary, as applicable.

December 31, 2019	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective Fund investors unless accompanied or preceded by the Fund’s prospectus. Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Fund’s prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Annual Report	December 31, 2019

U.S. Growth Market Review and Outlook

The U.S. equity market posted strong gains in 2019, supported by monetary easing from U.S. and global central banks. In contrast to the dramatic market decline during the fourth quarter of 2018, the first few months of 2019 brought a sharp rebound, driven by a reversal in U.S. Federal Reserve (the “Fed”) policy. The Fed communicated an increased willingness to cut interest rates if warranted by economic conditions, after raising the target Fed Funds rate by 1.0% over the course of 2018.

Following the initial 2019 market rebound, equities ground modestly higher through September. This period was characterized by mixed U.S. economic data. The consumer segment of the economy remained solid, helped by a healthy labor market, while domestic manufacturing activity declined. In addition, the Fed announced two target rate decreases of 25 basis points each, joining other central banks that had already begun monetary easing. Further, the yield curve inverted (3 month/10 year maturities), which some view as a leading indicator of a potential recession. Investor concern that the U.S. economy could be slowing resulted in a preference for companies with more sustainable growth models, while increased trade policy uncertainty contributed to market volatility. Correspondingly, following improvements in trade negotiations and select economic data in September, there was a pronounced rotation toward more cyclical and speculative areas of the market as we moved into the fourth quarter.

Robust fourth quarter returns were driven by a combination of continued monetary easing, reduced fears of a U.S. economic recession and a de-escalation of trade tensions with China. The Fed cut the target Fed Funds rate by another 25 basis points, reversing almost all of 2018’s increases, and started to expand its balance sheet. Recession fears dissipated alongside U.S. manufacturing data that showed early signs of stabilization, a resilient labor market and a healthy housing market. This was also reflected in the 3 month/10 year treasury spread, which steepened back into positive territory. Finally, the expected phase one trade deal between the U.S. and China, which avoided a December tariff increase, further paved the way for equities to move higher.

While we do not anticipate a continuation of the magnitude of positive returns we saw in 2019, we have a fairly balanced view as we look to the coming year. With the global economy showing signs of stabilization, we could see moderate improvements in economic growth given a continuation of global central bank stimulus and improving trade relations. Additionally, inventory levels are lean in many segments of the economy. Conversely, rising geopolitical tensions, a deterioration in trade negotiations between the U.S. and China or potential negative impacts associated with UK’s planned withdrawal from the European Union all have the potential to derail economic improvements.

These economic and monetary policy considerations, together with the 2020 U.S. presidential election, are likely to result in continued stock market volatility. The 2019 market rally was largely driven by rising prices rather than rising earnings, reducing the opportunity for further multiple expansion broadly. Relative to history, broad market valuations are high on an absolute basis. However, when considering the low interest rate environment coupled with lower credit spreads, broad market valuations do not appear extended. Given expectations for forward earnings growth have come down in the past year, corporate earnings growth has the potential to reaccelerate from a lower base. Our focus continues to be on identifying durable business franchises whose stock prices do not fully reflect our view of long term value creation potential.

December 31, 2019	William Blair Funds	3

U.S. Value Market Review and Outlook

U.S. equity benchmarks progressed higher in the fourth quarter and ended the year posting robust returns, with all indices up in excess of twenty percent for the year. Strong returns in the first half of the year were due to solid corporate earnings, a dovish pivot by the U.S. Federal Reserve (the “Fed”), and optimism regarding trade relations between the U.S. and China.

Intensified recessionary fears in late summer, amid worries that a global slowdown would impact the U.S. economy, contributed to a market downdraft and to the decision by the Fed to lower rates for the first time in over a decade. Although the Fed lowered rates twice during the third quarter, it failed to deliver on dovish investor expectations and classified its lowering of rates as a “mid cycle” adjustment rather than a sustained rate cutting cycle, resulting in uncertainty regarding future monetary policy decisions. A deterioration in trade negotiations and the potential for new tariffs also contributed to the decreased market performance during the period.

Initial market declines to begin the fourth quarter stemmed from weaker than expected economic data in the U.S. and globally. These initial declines quickly reversed due to dovish comments by the Fed signaling natural balance sheet expansion, a steeper yield curve, a tentative truce in the U.S.-China trade war and the announcement of a Phase One deal, and generally easy financial conditions. Better than feared corporate earnings and the apparent stabilization in economic data, along with no disruption on the trade front, seemed to encourage investors to shift into a risk-on mode and add cyclical exposure given increased confidence in the economic environment.

For the first time in history, the U.S. economy started and ended a decade without going into a recession. While the current economic expansion is one of the longest on record, it has also been one of the more moderate, fueled by Fed policy decisions and an apparent commitment to extending the current economic cycle as long as possible. While we are encouraged by the strong labor market, stable economic data, and a seemingly more positive trade environment, we remain cognizant of the numerous geopolitical and economic risks that could impact the trajectory of future market returns. These risks include the upcoming U.S. presidential election, the constantly changing U.S.-China trade situation, U.S. presidential impeachment proceedings, and slowing global and U.S. growth.

While Phase One of a trade deal has been reached between the U.S. and China, it has yet to be signed and many believe any progress towards a Phase Two deal would be extremely challenging and take considerable time. The ever-evolving trade landscape has impacted global supply chains and is likely contributing to muted global growth. Generally speaking, trade uncertainty presents a risk for both corporate earnings growth and capital spending, both of which are necessary for improved global growth.

Our concerns regarding corporate debt levels continue as the more highly levered companies may come under pressure as more of their cash flow is necessary to service rising debt levels, resulting in increased market volatility. We believe the economy’s late cycle nature argues investors should invest in self-funding, high return on invested capital companies. We continue to focus on companies with increasingly stronger balance sheets given our concern about corporate debt levels and expectations for increased market volatility. As always, our focus remains on identifying quality companies at discount prices and corporate transformation opportunities. We continue to find opportunities across sectors and believe the portfolio is well-suited to withstand a variety of market scenarios and add value over the long-term.

4	Annual Report	December 31, 2019

Growth Fund

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

David C. Fording

The William Blair Growth Fund (Class N shares) posted a 31.97% increase, net of fees, for the twelve months ended December 31, 2019. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), increased 35.85%.

Underperformance for the full year period was concentrated in the fourth quarter and was driven by stock specific dynamics as style factors were largely offsetting. From a style perspective, our higher valuation exposure, driven by the Fund’s quality growth bias, was a tailwind for the first eight months of the year, as stocks with higher valuations generally outperformed during the period. However, following the market rotation in September 2019, this exposure became a headwind, offsetting the benefit from earlier in the year. From a stock-specific standpoint, not owning Apple was the largest detractor from relative returns over the full year period. While Apple shareholders have benefited from share buybacks and valuation multiple expansion, the high-end smart phone market (a significant source of revenue for the company) has largely matured, in our view limiting the company’s ability to materially grow revenues and operating profits over the longer term. Within the portfolio, notable underperformers included Healthcare Services Group (Industrials), ABIOMED (Health Care), Virtu Financial (Financials) and Cameco Corporation (Energy). Healthcare Services Group, which provides housekeeping, laundry, linen, facility maintenance and food services to long-term care facilities, underperformed as revenues lagged due to contract exits as certain customers were unable to comply with the company’s more stringent payment terms. Medical technology company ABIOMED underperformed as confusion surrounding a Dear Doctor letter that the FDA released earlier in the year continued to weigh on business results, despite company efforts to improve physician education and training. Stock selection in Consumer Discretionary, including our position in Grand Canyon Education, also detracted from returns. Conversely positive selection in Industrials was a standout, including positions in Copart, CoStar Group and BWX Technologies. Copart, an online auction platform for salvage vehicles, outperformed as a growing buyer base drove higher average selling prices and Copart raised buyer fees on select vehicles. Other notable outperformers included Information Technology holdings Worldpay and Mastercard. Shares of merchant acquirer Worldpay advanced on strong execution and the announcement that Worldpay had agreed to be acquired.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

December 31, 2019	William Blair Funds	5

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2019

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	31.97%	19.92%	12.46%	12.85%	—
Class I	32.32	20.25	12.78	13.19	—
Class R6	—	—	—	—	10.75
Russell 3000® Growth Index	35.85	19.89	14.23	15.05	12.79
S&P 500® Index	31.49	15.27	11.70	13.56	12.03

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500® Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

6	Annual Report	December 31, 2019

Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—36.0%
*	Adobe, Inc.	17,307	$5,708
*	Advanced Micro Devices, Inc.	108,541	4,978
*	Arista Networks, Inc.	15,206	3,093
	Booz Allen Hamilton Holding Corporation	34,310	2,440
	Dolby Laboratories, Inc.	66,208	4,555
	Fidelity National Information Services, Inc.	38,362	5,336
	Genpact, Ltd.†	80,987	3,415
*	Guidewire Software, Inc.	18,358	2,015
*	Knowles Corporation	67,883	1,436
	Mastercard, Inc. Class “A”	34,484	10,297
	Microchip Technology, Inc.	32,710	3,425
	Microsoft Corporation	144,535	22,793
	National Instruments Corporation	64,557	2,733
	Perspecta, Inc.	116,357	3,077
*	Pure Storage, Inc.	233,464	3,995
*	Rogers Corporation	9,064	1,131
	Sabre Corporation	155,012	3,478
	Texas Instruments, Inc.	42,858	5,498
*	Verra Mobility Corporation	132,581	1,855
			91,258
	Health Care—14.5%
	Abbott Laboratories	59,969	5,209
	Agilent Technologies, Inc.	46,274	3,948
*	Codexis, Inc.	65,220	1,043
*	Horizon Therapeutics plc†	108,564	3,930
*	Portola Pharmaceuticals, Inc.	93,927	2,243
	Stryker Corporation	16,716	3,509
	Teleflex, Inc.	8,572	3,227
	UnitedHealth Group, Inc.	30,050	8,834
	Zoetis, Inc.	35,896	4,751
			36,694
	Industrials—12.3%
	BWX Technologies, Inc.	104,958	6,516
*	Copart, Inc.	58,852	5,352
*	CoStar Group, Inc.	6,266	3,749
	Fortive Corporation	50,773	3,879
	Luxfer Holdings plc†	110,413	2,044
	Raytheon Co.	24,303	5,340
	The Brink’s Co.	28,572	2,591
*	Trex Co., Inc.	18,752	1,685
			31,156
	Consumer Discretionary—11.9%
	Advance Auto Parts, Inc.	23,712	3,798
*	Amazon.com, Inc.	8,309	15,354
*	Burlington Stores, Inc.	17,275	3,939
*	Grand Canyon Education, Inc.	30,060	2,879
*	Laureate Education, Inc.	133,478	2,351
*	Ulta Salon Cosmetics & Fragrance, Inc.	7,061	1,787
			30,108
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Communication Services—10.5%
	Activision Blizzard, Inc.	60,494	$3,595
*	Alphabet, Inc. Class “A”	13,370	17,908
*	Live Nation Entertainment, Inc.	35,896	2,566
*	Take-Two Interactive Software, Inc.	20,624	2,525
			26,594
	Consumer Staples—7.0%
*	BJ’s Wholesale Club Holdings, Inc.	125,783	2,860
	Costco Wholesale Corporation	14,877	4,373
	The Coca-Cola Co.	136,654	7,564
	The Estee Lauder Cos., Inc. Class “A”	14,943	3,086
			17,883
	Financials—3.9%
*	Encore Capital Group, Inc.	50,477	1,785
	Intercontinental Exchange, Inc.	62,432	5,778
	Virtu Financial, Inc.	149,803	2,395
			9,958
	Materials—3.2%
	Ball Corporation	71,759	4,641
	Linde plc†	15,961	3,397
			8,038
	Energy—0.5%
	Cameco Corporation†	150,171	1,336
	Total Common Stocks—99.8% (cost $153,176)		253,025

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.120% dated 12/31/19, due 1/2/20, repurchase price $875, collateralized by U.S. Treasury Bond, 2.500%, due 5/15/46 valued at $894	$875	875
	Total Repurchase Agreement—0.3% (cost $875)		875
	Total Investments—100.1% (cost $154,051)		253,900
	Liabilities, plus cash and other assets—(0.1)%		(313)
	Net assets—100.0%		$253,587

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	7

Large Cap Growth Fund

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan David P. Ricci

The William Blair Large Cap Growth Fund (Class N shares) posted a 36.00% increase, net of fees, for the twelve months ended December 31, 2019. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), increased 36.39%.

Relative performance for the year was primarily the result of stock specific dynamics as style factors were largely offsetting. From a style perspective, our higher valuation exposure, driven by the Fund’s quality growth bias, was a tailwind for the first eight months of the year, as stocks with higher valuations generally outperformed during the period. However, following the market rotation in September 2019, this exposure became a headwind, offsetting the benefit from earlier in the period. From a stock-specific standpoint, not owning Apple was the largest detractor from relative returns over the full year period. While Apple shareholders have benefited from share buybacks and valuation multiple expansion, the high-end smart phone market (a significant source of revenue for the company) has largely matured, in our view limiting the company’s ability to materially grow revenues and operating profits over the longer term. Within the portfolio, notable underperformers included ABIOMED (Health Care) and McDonald’s Corporation (Consumer Discretionary). Medical technology company ABIOMED underperformed as confusion surrounding a Dear Doctor letter that the FDA released weighed on business results, despite company efforts to improve physician education and training. McDonald’s underperformed on disappointing traffic trends. Other laggards included UnitedHealth Group (Health Care), Fortive (Industrials) and Abbott Laboratories (Health Care). Conversely, strong selection in Industrials was additive to performance. The top contributor from the sector was Copart, an online auction platform for salvage vehicles, which outperformed as a growing buyer base drove higher average selling prices and Copart raised buyer fees on select vehicles. Other notable outperformers included Zoetis (Health Care), Advanced Micro Devices (Information Technology), Lam Research (Information Technology) and Estee Lauder (Consumer Staples). Shares of Zoetis, the market leader in animal health therapeutics and vaccines, advanced on broad-based fundamental strength as both its livestock and companion animal segments grew faster than anticipated.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

8	Annual Report	December 31, 2019

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2019

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	36.00%	23.16%	15.32%	15.14%	—
Class I	36.35	23.50	15.61	15.41	—
Class R6	—	—	—	—	14.13%
Russell 1000® Growth Index	36.39	20.49	14.63	15.22	13.18

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2019	William Blair Funds	9

Large Cap Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—36.4%
	Accenture plc†	49,150	$10,350
*	Adobe, Inc.	24,980	8,239
*	Advanced Micro Devices, Inc.	196,328	9,004
	Fidelity National Information Services, Inc.	42,190	5,868
*	Guidewire Software, Inc.	53,720	5,897
	Intuit, Inc.	18,510	4,848
	Lam Research Corporation	23,770	6,950
	Mastercard, Inc.	33,710	10,065
	Microsoft Corporation	181,470	28,618
*	PayPal Holdings, Inc.	97,790	10,578
	Texas Instruments, Inc.	80,210	10,290
			110,707
	Health Care—14.6%
	Abbott Laboratories	101,660	8,830
	Stryker Corporation	35,420	7,436
	UnitedHealth Group, Inc.	50,690	14,902
*	Veeva Systems, Inc. Class “A”	35,680	5,019
	Zoetis, Inc.	60,340	7,986
			44,173
	Communication Services—12.6%
	Activision Blizzard, Inc.	148,820	8,843
*	Alphabet, Inc. Class “A”	12,290	16,461
*	Alphabet, Inc. Class “C”	4,916	6,573
*	Live Nation Entertainment, Inc.	87,550	6,257
			38,134
	Consumer Discretionary—11.0%
*	Amazon.com, Inc.	12,170	22,488
	Starbucks Corporation	124,130	10,914
			33,402
	Industrials—9.1%
*	Copart, Inc.	77,060	7,008
	Equifax, Inc.	40,250	5,640
	Fortive Corporation	116,240	8,879
	Raytheon Co.	28,250	6,208
			27,735
	Consumer Staples—7.2%
	Costco Wholesale Corporation	16,740	4,920
	The Coca-Cola Co.	181,760	10,061
	The Estee Lauder Cos., Inc. Class “A”	33,480	6,915
			21,896
	Financials—6.1%
	Aon plc†	29,490	6,142
	Apollo Global Management, Inc.	138,360	6,601
	Intercontinental Exchange, Inc.	62,430	5,778
			18,521
	Materials—2.4%
	Linde plc†	34,760	7,399
	Total Common Stocks—99.4% (cost $215,123)		301,967

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.120% dated 12/31/19, due 1/2/20, repurchase price $2,985, collateralized by U.S. Treasury Bond, 2.500%, due 5/15/46 valued at $3,048	$2,985	$2,985
Total Repurchase Agreement—1.0% (cost $2,985)		2,985
Total Investments—100.4% (cost $218,108)		304,952
Liabilities, plus cash and other assets—(0.4)%		(1,118)
Net assets—100.0%		$303,834

† = U.S. listed foreign security

* = Non-income producing security

See accompanying Notes to Financial Statements.

10	Annual Report	December 31, 2019

Mid Cap Growth Fund

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe James E. Jones Robert C. Lanphier, IV

The William Blair Mid Cap Growth Fund (Class N shares) posted a 36.02% increase, net of fees, for the twelve months ended December 31, 2019. By comparison, the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Index”), increased 35.47%.

The Fund generally lagged during the strongest periods of benchmark returns while adding value in periods of more moderate to negative benchmark performance. The Fund outperformed the benchmark for the full-year period, largely driven by strong stock specific factors. Selection in Industrials was a standout, including our positions in Copart, CoStar Group and BWX Technologies. Copart, an online auction platform for salvage vehicles, outperformed as a growing buyer base drove higher average selling prices and Copart raised buyer fees on select vehicles. Other notable contributors included Worldpay (Information Technology) and Burlington Coat Factory (Consumer Discretionary). Shares of merchant acquirer Worldpay advanced on strong execution and the announcement that Worldpay had agreed to be acquired by Fidelity National Information Services. Conversely, our top detractors for the period included ABIOMED (Health Care), GoDaddy (Information Technology), Sabre Corp (Information Technology) and DexCom (Health Care). Medical technology company ABIOMED underperformed as unfavorable data with respect to the use of Impella in certain settings was presented at an American Health Association meeting, adding to the confusion caused earlier in the year after a Dear Doctor letter was released by the FDA. GoDaddy, a leading provider of domain names, underperformed as lower-than-expected gross margins and the announcement of the CEO’s departure due to health reasons weighed on shares. Additionally, stock selection in Financials, including our position in East West Bancorp, was a detractor from relative returns.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

December 31, 2019	William Blair Funds	11

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2019
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	36.02%	17.55%	10.20%	12.14%	—
Class I	36.17	17.83	10.45	12.42	—
Class R6	—	—	—	—	9.10%
Russell Midcap® Growth Index	35.47	17.36	11.60	14.24	9.58

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on December 31, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12	Annual Report	December 31, 2019

Mid Cap Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—32.0%
*	Advanced Micro Devices, Inc.	59,980	$2,751
*	Arista Networks, Inc.	7,460	1,517
*	Autodesk, Inc.	6,405	1,175
	Booz Allen Hamilton Holding Corporation	19,134	1,361
	Dolby Laboratories, Inc.	20,045	1,379
*	EPAM Systems, Inc.	5,910	1,254
*	Euronet Worldwide, Inc.	8,040	1,267
	Global Payments, Inc.	11,180	2,041
*	GoDaddy, Inc.	20,330	1,381
*	Guidewire Software, Inc.	6,843	751
	j2 Global, Inc.	10,218	957
	MAXIMUS, Inc.	11,790	877
	Microchip Technology, Inc.	21,225	2,223
*	Pure Storage, Inc.	80,875	1,384
	Sabre Corporation	63,188	1,418
*	WEX, Inc.	8,545	1,790
			23,526
	Industrials—15.2%
	BWX Technologies, Inc.	39,174	2,432
*	Copart, Inc.	28,130	2,558
*	CoStar Group, Inc.	3,734	2,234
	Equifax, Inc.	5,190	727
	Fortive Corporation	12,920	987
*	The Middleby Corporation	6,221	681
	Verisk Analytics, Inc.	3,505	524
	Waste Connections, Inc.†	11,615	1,055
			11,198
	Health Care—14.0%
*	ABIOMED, Inc.	3,600	614
	Agilent Technologies, Inc.	20,370	1,738
*	Centene Corporation	21,801	1,371
	Encompass Health Corporation	21,760	1,507
*	Horizon Therapeutics plc†	24,100	872
*	Insulet Corporation	4,735	811
*	Mettler-Toledo International, Inc.	895	710
	Teleflex, Inc.	4,840	1,822
*	Veeva Systems, Inc. Class “A”	5,986	842
			10,287
	Consumer Discretionary—13.3%
	Advance Auto Parts, Inc.	10,538	1,688
	Aptiv plc†	10,815	1,027
*	Burlington Stores, Inc.	6,370	1,452
*	CarMax, Inc.	6,395	561
	Ross Stores, Inc.	11,425	1,330
	Service Corporation International	20,350	937
*	Ulta Salon Cosmetics & Fragrance, Inc.	3,315	839
	Vail Resorts, Inc.	6,055	1,452
*	Wayfair, Inc.	5,680	513
			9,799
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Financials—6.3%
	Arthur J Gallagher & Co.	17,275	$1,645
	Cboe Global Markets, Inc.	11,470	1,377
	Signature Bank	4,995	682
*	SVB Financial Group	3,650	916
			4,620
	Materials—5.3%
	Ball Corporation	32,560	2,106
	Vulcan Materials Co.	12,755	1,836
			3,942
	Consumer Staples—4.9%
*	BJ’s Wholesale Club Holdings, Inc.	30,095	684
	Conagra Brands, Inc.	31,920	1,093
	Lamb Weston Holdings, Inc.	20,990	1,806
			3,583
	Communication Services—3.5%
*	Live Nation Entertainment, Inc.	15,930	1,138
*	Take-Two Interactive Software, Inc.	11,490	1,407
			2,545
	Real Estate—2.2%
	SBA Communications Corporation	6,775	1,633
	Energy—0.9%
	Parsley Energy, Inc.	34,295	649
	Total Common Stocks—97.6% (cost $55,661)		71,782

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.120% dated 12/31/19, due 1/2/20, repurchase price $1,682, collateralized by U.S. Treasury Bond, 2.500%, due 5/15/46 valued at $1,720	$1,682	1,682
	Total Repurchase Agreement—2.3% (cost $1,682)		1,682
	Total Investments—99.9% (cost $57,343)		73,464
	Cash and other assets, less liabilities—0.1%		82
	Net assets—100.0%		$73,546

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	13

Small-Mid Cap Core Fund

The Small-Mid Cap Core Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe Robert C. Lanphier, IV Ward D. Sexton

The William Blair Small-Mid Cap Core Fund (Class I shares) posted a 6.87% increase, net of fees, since the inception of the Fund on October 1, 2019 through December 31, 2019. By comparison, the Fund’s benchmark index, the Russell 2500TM Index (the “Index”), increased 8.54%.

Since the Fund’s inception on October 1, 2019, the Fund underperformed its benchmark due to a combination of stock selection and style headwinds. From a style perspective, the companies within the lowest quintile of return on invested capital along with the most volatile, highest beta equities outperformed the benchmark, creating an unfavorable style environment for the Fund given our high-quality investment philosophy. These dynamics persisted across many industries. Notably, our typical underweight to speculative Biotechnology, which consists of companies without approved products, created a headwind during the quarter. From a stock perspective, selection in Information Technology dampened relative returns as in aggregate, our holdings lagged the sector return of the Index. Our top detractors included BJ’s Wholesale Club (Consumer Staples) and CoreSite Realty (Real Estate). BJ’s Wholesale Club, the third largest wholesale club retailer, reported weakness in its general merchandise business due to transitory headwinds. CoreSite Realty Corporation, a real estate investment trust, reported results that were broadly in-line with expectations; however, elevated customer churn and supply constraints weighed on shares. Other notable laggards included Advance Auto Parts (Consumer Discretionary), Centennial Resource Development (Energy) and IDACORP (Utilities). Conversely, stock selection was strongest in Financials, including our positions in Western Alliance Bancorp and SVB Financial. Regional bank Western Alliance benefited from accelerating loan and deposit growth and strong credit quality. Other notable contributors included Horizon Therapeutics (Health Care), Hanger (Health Care) and Boot Barn (Consumer Discretionary). Shares of Horizon Therapeutics, a specialty biopharmaceutical company, advanced on strong business results and optimism around the launch of Teprotumumab, a drug used to treat thyroid eye disease.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

14	Annual Report	December 31, 2019

Small-Mid Cap Core Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2019
Since Inception(a)
Class I	6.87%
Class R6	6.88
Russell 2500TM Index	8.54

(a)	Since inception is for the period from October 1, 2019 (Commencement of Operations) to December 31, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TMIndex measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2019	William Blair Funds	15

Small-Mid Cap Core Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—16.9%
	Booz Allen Hamilton Holding Corporation	678	$48
	Dolby Laboratories, Inc.	1,265	87
	Entegris, Inc.	667	33
*	Euronet Worldwide, Inc.	568	89
	Genpact, Ltd.†	1,602	68
	j2 Global, Inc.	1,044	98
*	Knowles Corporation	3,603	76
	MAXIMUS, Inc.	672	50
*	Nice, Ltd.—ADR	720	112
	Perspecta, Inc.	3,436	91
*	Pure Storage, Inc.	4,503	77
*	Rogers Corporation	394	49
	Sabre Corporation	3,778	85
*	Verra Mobility Corporation	6,215	87
*	WEX, Inc.	296	62
			1,112
	Industrials—16.8%
	Armstrong World Industries, Inc.	553	52
*	Blue Bird Corporation	3,147	72
	BWX Technologies, Inc.	2,507	156
*	Colfax Corporation	1,372	50
	Douglas Dynamics, Inc.	1,221	67
*	Generac Holdings, Inc.	501	50
	Healthcare Services Group, Inc.	2,653	64
	John Bean Technologies Corporation	674	76
	Luxfer Holdings plc†	3,054	57
	Nordson Corporation	424	69
*	Teledyne Technologies, Inc.	119	41
	Tennant Co.	874	68
	The Brink’s Co.	1,758	159
	The Toro Co.	636	51
*	Trex Co., Inc.	798	72
			1,104
	Financials—13.7%
	Ares Management Corporation	1,445	52
	Arthur J Gallagher & Co.	699	67
	Cboe Global Markets, Inc.	590	71
*	Encore Capital Group, Inc.	1,813	64
	FirstCash, Inc.	702	57
	Signature Bank	623	85
*	SVB Financial Group	559	140
	Virtu Financial, Inc.	4,650	74
	Western Alliance Bancorp	3,250	185
	Wintrust Financial Corporation	1,482	105
			900
	Health Care—13.6%
*	Codexis, Inc.	3,999	64
	Encompass Health Corporation	1,367	95
*	Hanger, Inc.	3,172	87
*	Horizon Therapeutics plc†	3,837	139
*	LHC Group, Inc.	607	84
*	Mednax, Inc.	2,336	65
*	Merit Medical Systems, Inc.	3,228	101
*	Portola Pharmaceuticals, Inc.	2,143	51
	STERIS plc†	454	69
*	Tabula Rasa HealthCare, Inc.	1,127	55
	Teleflex, Inc.	178	67
*	Veracyte, Inc.	721	20
			897

	Issuer	Shares	Value

	Common Stocks—(continued)
	Real Estate—9.5%
	Americold Realty Trust	1,955	$69
	CoreSite Realty Corporation	778	87
	Douglas Emmett, Inc.	1,945	85
	Healthcare Realty Trust, Inc.	2,541	85
	Jones Lang LaSalle, Inc.	361	63
	Outfront Media, Inc.	1,644	44
	Rexford Industrial Realty, Inc.	1,226	56
	VICI Properties, Inc.	5,282	135
			624
	Consumer Discretionary—8.3%
	Advance Auto Parts, Inc.	675	108
*	Boot Barn Holdings, Inc.	1,530	68
*	Burlington Stores, Inc.	367	84
*	CarMax, Inc.	824	72
	Dine Brands Global, Inc.	520	44
*	Grand Canyon Education, Inc.	1,001	96
	Service Corporation International	894	41
	Vail Resorts, Inc.	138	33
			546
	Materials—6.1%
*	Crown Holdings, Inc.	1,723	125
	Eagle Materials, Inc.	366	33
	FMC Corporation	809	81
*	Ingevity Corporation	714	62
	Orion Engineered Carbons S.A.†	5,086	98
			399
	Consumer Staples—5.1%
*	BJ’s Wholesale Club Holdings, Inc.	3,598	82
	Cott Corporation†	4,430	61
	Lamb Weston Holdings, Inc.	1,293	111
	Spectrum Brands Holdings, Inc.	1,310	84
			338
	Communication Services—4.5%
	Cable One, Inc.	47	70
*	Live Nation Entertainment, Inc.	523	37
*	Take–Two Interactive Software, Inc.	603	74
	World Wrestling Entertainment, Inc.	1,011	66
*	Zynga, Inc.	8,336	51
			298
	Energy—2.6%
	Cameco Corporation†	6,911	61
*	Oceaneering International, Inc.	1,119	17
	Parsley Energy, Inc.	3,764	71
*	Talos Energy, Inc.	834	25
			174
	Utilities—1.4%
	IDACORP, Inc.	887	95
	Total Common Stocks—98.5% (cost $6,101)		6,487
	Total Investments—98.5% (cost $6,101)		6,487
	Cash and other assets, less liabilities—1.5%		101
	Net assets—100.0%		$6,588

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

16	Annual Report	December 31, 2019

Small-Mid Cap Growth Fund

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe James E. Jones Robert C. Lanphier, IV

The William Blair Small-Mid Cap Growth Fund (Class N shares) posted a 30.41% increase, net of fees, for the twelve months ended December 31, 2019. By comparison, the Fund’s benchmark index, the Russell 2500TM Growth Index (the “Index”), increased 32.65%.

The Fund generally lagged during the strongest periods of benchmark returns while adding value in periods of more moderate to negative benchmark performance. In aggregate, the Fund modestly trailed the benchmark for the year. From a style perspective, our typical larger market cap bias provided a tailwind for much of the year as the larger cap stocks within our small-mid universe outperformed the smaller cap stocks. However, this style benefit was offset by fourth quarter market dynamics; specifically, companies within the lowest quintile of return on invested capital along with the most volatile, highest beta equities outperformed the benchmark. From a stock perspective, stock selection in Information Technology, including our underweight to Semiconductors, and Consumer Discretionary, including our positions in Adtalem Global Education and Grand Canyon Education dampened relative returns. Adtalem Global Education, a postsecondary education company, underperformed during the period due to previously lowered earnings expectations and the eventual sale of its Brazil programs, lackluster enrollment in its medical and healthcare programs, as well as investor concerns related to the presidential election and its potential effects on the for-profit education industry. Given the increased uncertainty and lowered confidence in the company’s execution ability, we liquidated our position during the fourth quarter. Other notable laggards during the period included Healthcare Services Group (Industrials), Inogen (Health Care) and Virtu Financial (Financials). Healthcare Services Group, which provides housekeeping, laundry, linen, facility maintenance and food services to long-term care facilities, underperformed during the period as revenues lagged due to contract exits as certain customers were unable to comply with the company’s more stringent payment terms. Conversely, selection in Industrials was a standout, helped by positions in CoStar Group, Copart and BWX Technologies. Shares of CoStar Group, a real estate information services company, advanced on business trends that were consistent with our thesis including strong growth in its commercial real estate business and continued share gains in its apartment rental advertising business. After strong relative performance during our holding period, we liquidated our position in the company during the third quarter as the market capitalization became too large relative to our SMID cap mandate. Outperformance from Health Care holdings Insulet and Horizon Therapeutics also contributed to relative returns. Insulet outperformed during the period as its tubeless insulin pump’s favorable form factor and the simplicity of use enabled by its Dash Personal Diabetes Manager were key growth drivers, validating the company’s differentiated business model. Stock selection in Materials and Communication Services also added value.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

December 31, 2019	William Blair Funds	17

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2019

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	30.41%	17.89%	12.75%	14.39%	—
Class I	30.77	18.19	13.04	14.67	—
Class R6	—	—	—	—	8.17%
Russell 2500TM Growth Index	32.65	15.17	10.84	14.01	8.99

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

18	Annual Report	December 31, 2019

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—24.0%
*	Anaplan, Inc.	414,200	$21,704
*	Aspen Technology, Inc.	397,425	48,061
*	Avalara, Inc.	477,762	34,996
	Booz Allen Hamilton Holding Corporation	607,597	43,218
	Entegris, Inc.	290,019	14,527
*	Euronet Worldwide, Inc.	461,255	72,675
*	GoDaddy, Inc.	648,923	44,075
*	Guidewire Software, Inc.	276,548	30,357
	j2 Global, Inc.	469,671	44,013
	National Instruments Corporation	594,307	25,163
*	Nice, Ltd.—ADR	326,057	50,588
*	Novanta, Inc.†	243,868	21,568
	Perspecta, Inc.	823,300	21,768
*	Proofpoint, Inc.	257,400	29,544
*	Pure Storage, Inc.	3,262,458	55,821
*	Qualys, Inc.	76,419	6,371
*	Rogers Corporation	190,753	23,793
	Sabre Corporation	2,067,088	46,385
*	Varonis Systems, Inc.	294,800	22,909
*	WEX, Inc.	194,736	40,789
			698,325
	Health Care—21.1%
*	ABIOMED, Inc.	157,892	26,935
*	Amedisys, Inc.	240,118	40,081
	Encompass Health Corporation	1,063,259	73,652
*	Glaukos Corporation	458,378	24,968
*	Halozyme Therapeutics, Inc.	1,505,047	26,685
*	Horizon Therapeutics plc†	1,905,940	68,995
*	Inspire Medical Systems, Inc.	258,638	19,194
*	Insulet Corporation	405,095	69,352
*	iRhythm Technologies, Inc.	327,900	22,327
*	Ligand Pharmaceuticals, Inc.	315,212	32,873
*	Penumbra, Inc.	300,426	49,351
*	Portola Pharmaceuticals, Inc.	1,604,653	38,319
	STERIS plc†	277,498	42,296
	Teleflex, Inc.	156,451	58,894
*	Veracyte, Inc.	724,223	20,220
			614,142
	Industrials—18.3%
	BWX Technologies, Inc.	1,568,128	97,349
*	Copart, Inc.	326,105	29,656
*	Generac Holdings, Inc.	230,600	23,196
	Healthcare Services Group, Inc.	1,296,427	31,529
	HEICO Corporation	365,034	32,682
	Ritchie Bros Auctioneers, Inc.†	795,862	34,182
*	SiteOne Landscape Supply, Inc.	319,497	28,962
*	Teledyne Technologies, Inc.	206,478	71,553
	The Brink’s Co.	461,795	41,876
	TransUnion	676,779	57,939
*	Trex Co., Inc.	913,752	82,128
			531,052
	Consumer Discretionary—11.0%
	Advance Auto Parts, Inc.	181,390	29,051
*	Burlington Stores, Inc.	349,686	79,739
*	Etsy, Inc.	506,800	22,451
*	Grand Canyon Education, Inc.	662,501	63,461
*	Ollie’s Bargain Outlet Holdings, Inc.	433,800	28,331
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Consumer Discretionary—(continued)
*	Planet Fitness, Inc.	398,900	$29,790
	Vail Resorts, Inc.	193,728	46,462
*	Wayfair, Inc.	232,185	20,983
			320,268
	Communication Services—6.0%
	Cable One, Inc.	27,847	41,450
*	Live Nation Entertainment, Inc.	883,722	63,160
	World Wrestling Entertainment, Inc.	508,500	32,986
*	Zynga, Inc.	5,926,300	36,269
			173,865
	Financials—5.9%
	Ares Management Corporation	664,384	23,712
	Cboe Global Markets, Inc.	248,703	29,844
*	Encore Capital Group, Inc.	693,113	24,508
	FirstCash, Inc.	458,127	36,939
	Signature Bank	208,837	28,529
	Virtu Financial, Inc.	1,720,171	27,506
			171,038
	Materials—5.5%
*	Axalta Coating Systems, Ltd.†	799,674	24,310
*	Crown Holdings, Inc.	794,881	57,661
	Martin Marietta Materials, Inc.	275,945	77,165
			159,136
	Consumer Staples—4.0%
*	BJ’s Wholesale Club Holdings, Inc.	2,096,379	47,672
	Lamb Weston Holdings, Inc.	813,838	70,014
			117,686
	Real Estate—2.3%
	FirstService Corporation†	307,960	28,653
	Jones Lang LaSalle, Inc.	217,579	37,878
			66,531
	Energy—0.6%
	Parsley Energy, Inc.	868,652	16,426
	Total Common Stocks—98.7% (cost $2,375,943)		2,868,469

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.120% dated 12/31/19, due 1/2/20, repurchase price $51,376, collateralized by U.S. Treasury Bond, 2.500%, due 5/15/46 valued at $52,405	$51,376	51,376
	Total Repurchase Agreement—1.8% (cost $51,376)		51,376
	Total Investments—100.5% (cost $2,427,319)		2,919,845
	Liabilities, plus cash and other assets—(0.5)%		(14,031)
	Net assets—100.0%		$2,905,814

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	19

Small-Mid Cap Value Fund

The Small-Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small-Mid Cap Value Fund (Class N shares) posted a 22.77% increase, net of fees, for the twelve months ended December 31, 2019. By comparison, the Fund’s benchmark index, the Russell 2500TM Value Index (the “Index”), increased 23.56%.

The Fund narrowly trailed its Index in 2019 due to stock selection. At the sector level, Consumer Discretionary was the largest detractor during the period. Stock selection within Hotels, Restaurants & Leisure and Diversified Consumer Services were the main drivers of the relative underperformance within the sector. Within Real Estate, stock selection within Diversified REITs, Office REITs and Hotel & Resort REITs contributed to the relative performance within the sector during the period. Within Information Technology, the best performing sector of the market and almost 20% better than the next closest sector, a lack of exposure to Semiconductors & Semiconductor Equipment was the main driver of the relative underperformance for the year. The most significant contributor to relative performance for the year was Industrials due to strong stock selection within Road & Rail. Within Materials, stock selection within Chemicals drove the relative outperformance within the sector. The relative outperformance within Health Care was the result of strong stock selection within Equipment & Supplies and a lack of exposure to Biotechnology stocks. Looking specifically at stock selection, the strategy’s largest detractors during the period were Range Resources (Energy), Foot Locker (Consumer Discretionary) and Whiting Petroleum (Energy). Offsetting these detractors were our investments in TopBuild (Consumer Discretionary), Kansas City Southern (Industrials) and Booz Allen Hamilton (Information Technology).

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 4.

20	Annual Report	December 31, 2019

Small-Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2019

	1 Year	3 Year	5 Year	Since Inception
Class N(a)	22.77%	4.44%	5.90%	10.44%
Class I(a)	23.00	4.70	6.17	10.73
Russell 2500TM Value Index(a)	23.56	6.12	7.18	12.11
Class R6(b)	—	—	—	3.89
Russell 2500TM Value Index(b)	—	—	—	6.42

(a)	Since inception is for the period from December 15, 2011 (Commencement of Operations) to December 31, 2019.
(b)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Value Index consists of small to mid-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2019	William Blair Funds	21

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Financials—22.3%
	American Financial Group, Inc.	773	$85
	CNO Financial Group, Inc.	3,591	65
	East West Bancorp, Inc.	1,638	80
	First American Financial Corporation	1,411	82
	FNB Corporation	6,619	84
	Hancock Whitney Corporation	1,726	76
	Hanover Insurance Group, Inc.	729	100
	Home BancShares, Inc.	4,137	81
	Iberiabank Corporation	1,172	88
	National Bank Holdings Corporation	2,073	73
	PacWest Bancorp	3,140	120
	Radian Group, Inc.	3,943	99
	Selective Insurance Group, Inc.	1,347	88
	Sterling Bancorp	4,395	93
*	SVB Financial Group	335	84
	Umpqua Holdings Corporation	4,762	84
	Voya Financial, Inc.	2,054	125
	Western Alliance Bancorp	1,625	92
	WSFS Financial Corporation	1,726	76
			1,675
	Real Estate—14.6%
	Acadia Realty Trust	3,929	102
	American Assets Trust, Inc.	2,323	107
	American Campus Communities, Inc.	3,034	143
	Americold Realty Trust	3,161	111
	Douglas Emmett, Inc.	2,448	107
	EPR Properties	1,423	101
	Equity LifeStyle Properties, Inc.	1,681	118
	Healthcare Realty Trust, Inc.	3,671	122
	Pebblebrook Hotel Trust	2,993	80
	Terreno Realty Corporation	2,008	109
			1,100
	Industrials—13.3%
	Brady Corporation	2,386	137
	Curtiss-Wright Corporation	933	131
	EMCOR Group, Inc.	1,193	103
*	FTI Consulting, Inc.	800	89
	Herman Miller, Inc.	2,191	91
	Kansas City Southern	855	131
	Owens Corning	1,814	118
	UniFirst Corporation	425	86
	Westinghouse Air Brake Technologies Corporation	1,494	116
			1,002
	Consumer Discretionary—10.6%
	Carter’s, Inc.	1,084	119
	Dana, Inc.	4,327	79
	Dunkin’ Brands Group, Inc.	1,514	114
*	LKQ Corporation	4,239	151
	Newell Brands, Inc.	5,912	114
	PulteGroup, Inc.	3,202	124
	Wolverine World Wide, Inc.	2,858	96
			797

	Issuer	Shares	Value

	Common Stocks—(continued)
	Information Technology—8.6%
	Avnet, Inc.	2,484	$105
	Belden, Inc.	2,066	114
	Booz Allen Hamilton Holding Corporation	1,553	110
*	Ciena Corporation	1,856	79
	j2 Global, Inc.	1,331	125
	MAXIMUS, Inc.	1,553	116
			649
	Materials—6.5%
	Carpenter Technology Corporation	1,835	91
	FMC Corporation	917	91
	Minerals Technologies, Inc.	1,140	66
	PolyOne Corporation	2,484	91
	Sensient Technologies Corporation	1,022	68
	Steel Dynamics, Inc.	2,409	82
			489
	Utilities—5.9%
	Alliant Energy Corporation	2,837	155
	Atmos Energy Corporation	1,418	159
	IDACORP, Inc.	1,246	133
			447
	Health Care—5.4%
	CONMED Corporation	719	80
	Encompass Health Corporation	1,448	100
*	Hologic, Inc.	2,160	113
	PerkinElmer, Inc.	1,138	111
			404
	Energy—5.2%
	Murphy Oil Corporation	2,744	74
	Patterson-UTI Energy, Inc.	7,876	83
	Targa Resources Corporation	2,871	117
	TechnipFMC plc†	1,321	28
*	WPX Energy, Inc.	6,610	91
			393
	Consumer Staples—3.7%
	J&J Snack Foods Corporation	575	106
	Lamb Weston Holdings, Inc.	2,002	172
			278
	Communication Services—2.3%
	Cinemark Holdings, Inc.	2,211	75
	The Interpublic Group of Cos., Inc.	4,234	98
			173
	Total Common Stocks—98.4% (cost $6,979)		7,407

See accompanying Notes to Financial Statements.

22	Annual Report	December 31, 2019

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.120% dated 12/31/19, due 1/2/20, repurchase price $341, collateralized by U.S. Treasury Bond, 2.500%, due 5/15/46 valued at $351	$341	$341
Total Repurchase Agreement—4.5% (cost $341)		341
Total Investments—102.9% (cost $7,320)		7,748
Liabilities, plus cash and other assets—(2.9)%		(220)
Net assets—100.0%		$7,528

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	23

Small Cap Growth Fund

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Michael P. Balkin Ward D. Sexton

The William Blair Small Cap Growth Fund (Class N shares) posted a 22.26% increase, net of fees, for the twelve months ended December 31, 2019. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), increased 28.48%.

Underperformance for the full year period was concentrated in the fourth quarter and was driven by stock specific dynamics as well as a style headwind. From a style perspective, our typical underweight to the Biotechnology industry was a headwind. This was most pronounced in the fourth quarter. Biotechnology, which represents nearly 14% of the Index, substantially outperformed. Our typical underweight to the industry, driven by our high quality investment approach, and the speculative nature of the best-performing biotechnology stocks, were headwinds. From a stock specific standpoint, 2U (Information Technology) and Virtu Financial (Financials) were top individual detractors. 2U, which partners with not-for-profit universities to deliver online graduate courses, underperformed as a slowdown in enrollment in two of its larger programs and increased competition in the online education market negatively impacted the company’s financial results. Virtu Financial, a leading electronic market maker and liquidity provider, underperformed during the period as the combination of lower market volatility and a drop in retail participation during the period weighed on shares. Other notable underperforming holdings included ORBCOMM (Communication Services), Healthcare Services Group (Industrials) and At Home Group (Consumer Discretionary). Top contributors in 2019 were Boot Barn (Consumer Discretionary) and Agilysys (Information Technology). Shares of Boot Barn, a western work wear retailer, advanced on strong business fundamentals and an increasing appreciation for the company’s opportunity in private label, where they have high quality brands and higher margins. Hospitality-focused software company Agilysys outperformed as the company’s product reinvigoration appeared to be resonating with customers. Other strong performers included Horizon Therapeutics (Health Care), Cable One (Communication Services) and Lithia Motors (Consumer Discretionary).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

24	Annual Report	December 31, 2019

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2019

					Since
	1 Year	3 Year	5 Year	10 Year	Inception(a)
Class N	22.26%	14.87%	11.48%	12.38%	—
Class I	22.51	15.14	11.76	12.66	—
Class R6	—	—	—	—	2.75%
Russell 2000® Growth Index	28.48	12.49	9.34	13.01	7.57
(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on December 31, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2019	William Blair Funds	25

Small Cap Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Health Care—23.9%
*	Amedisys, Inc.	68,550	$11,442
*	AxoGen, Inc.	378,930	6,779
*	CareDx, Inc.	147,880	3,190
*	Codexis, Inc.	528,211	8,446
*	CryoLife, Inc.	291,422	7,895
	Encompass Health Corporation	171,407	11,873
*	Glaukos Corporation	103,523	5,639
*	Halozyme Therapeutics, Inc.	274,890	4,874
*	Hanger, Inc.	464,430	12,823
*	Horizon Therapeutics plc†	359,292	13,006
*	Inspire Medical Systems, Inc.	89,430	6,637
*	LHC Group, Inc.	77,245	10,641
*	Ligand Pharmaceuticals, Inc.	94,859	9,893
*	Merit Medical Systems, Inc.	278,200	8,686
*	Penumbra, Inc.	36,083	5,927
*	Portola Pharmaceuticals, Inc.	358,050	8,550
	Simulations Plus, Inc.	204,880	5,956
*	Tabula Rasa HealthCare, Inc.	190,000	9,249
*	Veracyte, Inc.	303,080	8,462
			159,968
	Industrials—23.5%
	Albany International Corporation	76,205	5,786
	Armstrong World Industries, Inc.	70,293	6,605
*	Blue Bird Corporation	377,980	8,663
	BWX Technologies, Inc.	267,579	16,611
*	Casella Waste Systems, Inc.	222,000	10,219
	Douglas Dynamics, Inc.	191,377	10,526
*	Ducommun, Inc.	114,786	5,800
	ESCO Technologies, Inc.	57,766	5,343
	Forrester Research, Inc.	82,584	3,444
	Healthcare Services Group, Inc.	271,167	6,595
	John Bean Technologies Corporation	80,730	9,095
	Luxfer Holdings plc†	473,855	8,771
*	Mercury Systems, Inc.	108,426	7,493
	Ritchie Bros Auctioneers, Inc.†	287,415	12,345
*	SiteOne Landscape Supply, Inc.	82,468	7,476
	The Brink’s Co.	167,020	15,145
*	Trex Co., Inc.	106,130	9,539
*	Willdan Group, Inc.	257,388	8,180
			157,636
	Information Technology—19.8%
*	Agilysys, Inc.	409,382	10,402
*	Avalara, Inc.	91,968	6,737
	Computer Services, Inc.	30,874	1,374
*	Euronet Worldwide, Inc.	77,600	12,227
	j2 Global, Inc.	143,992	13,494
*	Knowles Corporation	325,000	6,874
	Littelfuse, Inc.	42,453	8,121
*	LivePerson, Inc.	131,877	4,879
*	MaxLinear, Inc.	252,019	5,348
*	MobileIron, Inc.	657,022	3,193
*	Novanta, Inc.†	41,060	3,631
	Perspecta, Inc.	313,170	8,280
*	Pure Storage, Inc.	507,296	8,680
*	Qualys, Inc.	41,060	3,423

	Issuer	Shares	Value

	Common Stocks—(continued)
	Information Technology—(continued)
*	Repay Holdings Corporation	342,157	$5,013
*	Rogers Corporation	36,257	4,522
*	Varonis Systems, Inc.	117,580	9,137
*	Verra Mobility Corporation	504,090	7,052
*	WNS Holdings, Ltd.—ADR	154,152	10,197
			132,584
	Consumer Discretionary—11.0%
*	Boot Barn Holdings, Inc.	262,535	11,691
	Dine Brands Global, Inc.	91,170	7,615
*	Etsy, Inc.	115,532	5,118
*	Grand Canyon Education, Inc.	100,913	9,666
*	Laureate Education, Inc.	610,603	10,753
	Lithia Motors, Inc.	56,019	8,235
*	Ollie’s Bargain Outlet Holdings, Inc.	107,170	6,999
*	OneSpaWorld Holdings, Ltd.†	541,080	9,112
*	The Habit Restaurants, Inc.	422,180	4,403
			73,592
	Financials—5.7%
*	Encore Capital Group, Inc.	204,988	7,248
	FirstCash, Inc.	113,958	9,189
	Glacier Bancorp, Inc.	161,455	7,425
	Home BancShares, Inc.	386,244	7,594
	Virtu Financial, Inc.	425,416	6,802
			38,258
	Communication Services—4.1%
	Cable One, Inc.	9,400	13,992
*	ORBCOMM, Inc.	968,905	4,079
*	QuinStreet, Inc.	638,160	9,770
			27,841
	Consumer Staples—4.0%
*	BJ’s Wholesale Club Holdings, Inc.	279,070	6,346
	Calavo Growers, Inc.	83,511	7,565
*	Darling Ingredients, Inc.	348,550	9,787
*	Primo Water Corporation	301,611	3,386
			27,084
	Real Estate—3.6%
	Colliers International Group, Inc.†	102,924	8,025
	CoreSite Realty Corporation	64,374	7,217
	FirstService Corporation†	94,817	8,822
			24,064
	Energy—1.3%
	Cameco Corporation†	601,980	5,358
	Parsley Energy, Inc.	169,460	3,204
			8,562
	Materials—1.1%
	Orion Engineered Carbons S.A.†	396,682	7,656
	Total Common Stocks—98.0% (cost $531,820)		657,245

See accompanying Notes to Financial Statements.

26	Annual Report	December 31, 2019

Small Cap Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.120% dated 12/31/19, due 1/2/20, repurchase price $15,920, collateralized by U.S. Treasury Bond, 2.500%, due 5/15/46 valued at $16,241	$15,920	$15,920
Total Repurchase Agreement—2.4% (cost $15,920)		15,920
Total Investments—100.4% (cost $547,740)		673,165
Liabilities, plus cash and other assets—(0.4)%		(2,628)
Net assets—100.0%		$670,537

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	27

Small Cap Value Fund

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small Cap Value Fund (Class N shares) posted a 20.09% increase, net of fees, for the twelve months ended December 31, 2019. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), increased 22.39%.

Although the Fund benefitted from a slight tailwind given its larger market cap bias, stock selection was the main driver of the relative underperformance during the year. At the sector level, Real Estate was the largest detractor during the period. Stock selection within Diversified REITs, Hotel REITs and Retail REITs was the main driver of the relative underperformance within Real Estate. Within Information Technology, the best performing sector of the market and over 20% better than the next closest sector, stock selection within Distributors and a lack of exposure to Semiconductor Equipment were the primary determinants of relative performance within the sector. Stock selection within Oil & Gas Equipment & Services and Media contributed to the relative underperformance within Energy and Communication Services, respectively, during the year. The most significant contributor to relative performance for the year was Industrials due to stock selection within Building Products and Machinery. Within Health Care, strong stock selection within Health Care Equipment & Supplies contributed to the relative outperformance within the sector during the period. Stock selection within Property & Casualty and Life & Health Insurance contributed to the relative outperformance within Financials. Looking specifically at stock selection, the Fund’s largest detractors during the period were McDermott International (Energy), Meredith Corp. (Communication Services) and Callon Petroleum (Energy). Offsetting these detractors were investments in CONMED (Health Care), Inphi (Information Technology) and TopBuild (Consumer Discretionary).

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 4.

28	Annual Report	December 31, 2019

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2019
					Since
	1 Year	3 Year	5 Year	10 Year	Inception(a)
Class N	20.09%	2.79%	5.25%	9.89%	—
Class I	20.45	3.06	5.53	10.17	—
Class R6	—	—	—	—	2.69%
Russell 2000® Value Index	22.39	4.77	6.99	10.56	6.21
(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2019	William Blair Funds	29

Small Cap Value Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Financials—26.4%
	Banc of California, Inc.	91,417	$1,571
	Banner Corporation	36,010	2,038
	Boston Private Financial Holdings, Inc.	150,718	1,813
	CNO Financial Group, Inc.	92,434	1,676
	FNB Corporation	164,533	2,090
	Glacier Bancorp, Inc.	30,664	1,410
	Hancock Whitney Corporation	61,577	2,702
	Hanover Insurance Group, Inc.	16,461	2,250
	Home BancShares, Inc.	128,298	2,522
	Horace Mann Educators Corporation	31,735	1,386
	Iberiabank Corporation	30,245	2,263
	National Bank Holdings Corporation	54,579	1,922
	OceanFirst Financial Corporation	77,757	1,986
	PacWest Bancorp	51,654	1,977
	Radian Group, Inc.	106,853	2,688
	Renasant Corporation	53,027	1,878
	Sandy Spring Bancorp, Inc.	47,012	1,781
	*Seacoast Banking Corporation of Florida	74,400	2,274
	Selective Insurance Group, Inc.	33,570	2,188
	Sterling Bancorp	101,675	2,143
	Umpqua Holdings Corporation	91,082	1,612
	Western Alliance Bancorp	39,380	2,245
	WSFS Financial Corporation	41,912	1,844
			46,259
	Industrials—12.3%
	Brady Corporation	70,149	4,017
	Curtiss-Wright Corporation	29,015	4,088
	EMCOR Group, Inc.	28,610	2,469
*	FTI Consulting, Inc.	25,310	2,801
	Herman Miller, Inc.	49,980	2,082
	UniFirst Corporation	12,740	2,573
	Watts Water Technologies, Inc.	35,218	3,513
			21,543
	Real Estate—11.0%
	Acadia Realty Trust	84,303	2,186
	Agree Realty Corporation	18,527	1,300
	American Assets Trust, Inc.	46,866	2,151
	Americold Realty Trust	70,760	2,481
	EPR Properties	26,880	1,899
	Healthcare Realty Trust, Inc.	86,266	2,879
	Highwoods Properties, Inc.	45,159	2,209
	Pebblebrook Hotel Trust	80,526	2,159
	Terreno Realty Corporation	37,024	2,004
			19,268
	Consumer Discretionary—10.0%
	Boyd Gaming Corporation	75,895	2,272
	Carter’s, Inc.	32,871	3,594
	Cracker Barrel Old Country Store, Inc.	10,540	1,620
	Dana, Inc.	102,622	1,868
	Foot Locker, Inc.	49,685	1,937
	MDC Holdings, Inc.	61,630	2,352
*	Murphy USA, Inc.	17,585	2,058
	Wolverine World Wide, Inc.	56,351	1,901
			17,602

	Issuer	Shares	Value

	Common Stocks—(continued)
	Information Technology—8.6%
	Avnet, Inc.	43,901	$1,863
	Belden, Inc.	39,886	2,194
*	Inphi Corporation	18,858	1,396
	j2 Global, Inc.	25,412	2,381
*	LiveRamp Holdings, Inc.	31,994	1,538
	MAXIMUS, Inc.	23,437	1,744
*	Semtech Corporation	31,036	1,642
*	Viavi Solutions, Inc.	153,627	2,304
			15,062
	Utilities—6.1%
	Black Hills Corporation	30,277	2,378
	IDACORP, Inc.	17,068	1,823
	ONE Gas, Inc.	24,335	2,277
	PNM Resources, Inc.	44,680	2,265
	South Jersey Industries, Inc.	61,123	2,016
			10,759
	Health Care—5.9%
	CONMED Corporation	31,801	3,556
	Encompass Health Corporation	40,204	2,785
*	Integer Holdings Corporation	30,309	2,438
*	Magellan Health, Inc.	19,411	1,519
			10,298
	Energy—5.8%
	Archrock, Inc.	170,437	1,711
	Brigham Minerals, Inc.	53,665	1,151
*	Callon Petroleum Co.	344,462	1,664
*	Helix Energy Solutions Group, Inc.	195,275	1,880
*	Newpark Resources, Inc.	172,325	1,080
*	PDC Energy, Inc.	59,528	1,558
	Solaris Oilfield Infrastructure, Inc.	85,968	1,204
			10,248
	Materials—4.8%
	Carpenter Technology Corporation	37,199	1,852
	Minerals Technologies, Inc.	28,639	1,650
	PolyOne Corporation	40,264	1,481
	Sensient Technologies Corporation	24,267	1,604
	Silgan Holdings, Inc.	56,047	1,742
			8,329
	Consumer Staples—3.1%
*	Darling Ingredients, Inc.	97,581	2,740
	J&J Snack Foods Corporation	14,775	2,723
			5,463
	Communication Services—1.6%
	Cinemark Holdings, Inc.	41,573	1,407
*	IMAX Corporation†	63,820	1,304
			2,711
	Total Common Stocks—95.6% (cost $125,031)		167,542

See accompanying Notes to Financial Statements.

30	Annual Report	December 31, 2019

Small Cap Value Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.120% dated 12/31/19, due 1/2/20, repurchase price $21,593, collateralized by U.S. Treasury Bond, 2.500%, due 5/15/46 valued at $22,026	$21,593	$21,593
Total Repurchase Agreement—12.3% (cost $21,593)		21,593
Total Investments—107.9% (cost $146,624)		189,135
Liabilities, plus cash and other assets—(7.9)%		(13,857)
Net assets—100.0%		$175,278

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	31

Global Markets Review and Outlook

Despite ongoing concerns around geopolitical tensions and signals of decelerating global growth, global equities delivered robust returns in 2019 as the MSCI All Country World Index (ACWI) Investable Market Index (“IMI”) advanced 26.35% in US dollar terms; the best calendar year return over the past decade. After a difficult end to 2018, equity markets around the world rebounded strongly in 2019 as investor sentiment was bolstered by a more dovish tone out of major central banks and improved, albeit volatile, trade negotiations between the U.S. and China.

The market rally in the first four months of the year came to a halt in May as tariff negotiations quickly soured between the U.S. and China. Global equities traded flat from May through September despite a handful of volatile swings in the market as geopolitical developments dominated economic headlines, coupled with ongoing concerns surrounding a continued slowdown in global growth. Equity markets advanced 9.05% in the fourth quarter as growth concerns moderated and progress towards a potential trade deal helped alleviate volatility.

U.S. equities outperformed major market regions for the second consecutive year, advancing 30.39% (as measured by the MSCI USA IMI). The continued trend of U.S. equity dominance was mostly attributable to strength within the Information Technology sector, which gained 48.30%, bolstered by mega-cap companies such as Apple (+86.16%) and Microsoft (+55.26%). Apple and the technology hardware industry benefited from excitement surrounding the applications of fifth generation (5G) wireless technology, coupled with a de-escalation in tariffs on certain Apple products which bolstered investor sentiment.

European and U.K. equities advanced 24.44% (as measured by the MSCI Europe IMI in US dollar terms) in 2019 despite a significant slowdown in industrial production in Germany and political uncertainty for most of the year surrounding the terms of Brexit. Within Germany, manufacturing growth declined meaningfully and purchasing manager surveys continued to point to deceleration in the pace of industrial orders growth. The European Central Bank remained supportive by announcing quantitative easing measures by cutting its bank deposit rate to -0.5%-the lowest on record. After nearly four years of political uncertainty, a landslide victory for the Conservative Party in the U.K. solidified the country’s departure from the European Union. The decisive victory drove British Pound Sterling strength and equity performance in the fourth quarter (the MSCI UK IMI advanced 11.38% in US dollar terms, 3.61% in local terms).

Returns across emerging markets were mixed for calendar year 2019, with notable strength in Russia (+50.13%), Taiwan (+35.18%) and Brazil (+29.27%) offset by significant weakness in countries like Argentina (-18.04%) and Chile (-17.36%) (as measured by the MSCI Emerging Markets IMI in US dollar terms). Robust returns in Russian equities were mostly attributable to the rebound in crude oil prices and increased investor confidence after the U.S. government lifted sanctions on a number of financial companies early in the year. Outperformance in Taiwan was primarily due to the cyclical recovery of the semiconductor industry and stronger earnings expectations heading into 2020. In contrast, currency headwinds weighed on Argentina and Chile in 2019 due to political volatility within each country.

From a global sector perspective, Information Technology outperformed by a wide margin in 2019. Other growth-oriented sectors such as Consumer Discretionary and Industrials also outperformed. Conversely, defensive sectors such as Energy, Materials and Utilities lagged.

Throughout 2019 we commented at length about the market’s conflicting signals and indecisiveness with respect to the outlook for economic growth and corporate performance. Were we headed toward a major global recession, or was the uncertainty around U.S. and China trade relations causing an artificial slowdown in corporate activity?

Beginning in early 2019, our analysis indicated the market was overly pessimistic about the growth outlook, and thus we increased our positioning to more economically-sensitive areas of the market across all of our strategies throughout the year. This included areas such as semiconductors, capital goods and factory automation equipment. Some of our favorite stocks in these industries were not merely pricing in a slowdown, but a recession not seen since the global financial crisis of 2008.

We remained resolute in our positioning, and that in turn created good balance in our portfolios, helping to drive positive performance across our investment platform. In recent months there has been mounting evidence that a recession will in fact be avoided, including the bottoming of manufacturing and industrial activity, and accelerating sequential semiconductor sales. Further bolstering the outlook have been positive sentiment developments related to the likely conclusion of a Phase 1 U.S.-China trade deal, in addition to coordinated central bank money supply expansion.

We expect the economy to continue on this pace of positive, albeit restrained, growth. As expectations of more economic stability take hold, safe havens or crowded (and expensive) defensive trades will likely give way to more attractively valued cyclical

32	Annual Report	December 31, 2019

Global Markets Review and Outlook (continued)

industries and companies, as well as broader market participation. We started to see this play out during the fourth quarter, where valuation as a factor was the dominant force driving investment returns, reversing course from the previous nine months.

The accelerating economic backdrop also bodes well for global emerging market (GEM) performance. The GEMs stock markets lagged developed markets (DMs) in 2019, but we believe this is likely to reverse in 2020. A number of developments suggest a more favorable outcome for GEMs: improving industrial activity in key markets like China and Brazil, collapsing corporate profit growth differentials between the major DMs and GEMs and the global cyclical recovery. The trade deal and tariff clarity should act as additional catalysts.

We believe Brazil will continue to be an attractive market driven by pro-growth government reforms. Private consumption will be the main driver for growth as we continue to see the benefits of a downward trajectory in benchmark interest rates-making car loans, mortgages and other consumer goods far more accessible. While economic recovery remains timid and uneven, we expect consumer activity and credit expansion to drive earnings growth. We also expect dramatically lower rates to continue to drive a rotation of domestic portfolios out of fixed income and into equities.

From a sector perspective, technology remains an obvious focus for us. The demand picture appears unassailable given the convergence of tech with seemingly everything: consumer models, healthcare, finance, autos and other industrial applications. Technology as a source of corporate innovation and an enabler of superior execution are related themes that we expect will persist. As we have previously written, 5G telecommunications are likely to accelerate a pace of change that could be more transformational than 4G mobility was.

While we do have concerns about mounting regulatory pressures, especially in consumer-facing internet models, the growth and return profiles of many of our leading technology holdings are only becoming more resolute, and we do not believe that valuations of these companies are inconsistent with that expected corporate performance.

In many cases these advantages are found not just within the technology sector itself, but thoughtful strategic data and technology integration increasingly are the source of differentiated competitive advantages for many of our holdings across multiple industries. To that end, we have been increasing our research staffing to the tech sector, including newer associate analysts, in order to broaden and strengthen our resident expertise. This will increasingly be the foundation for our ability to analyze companies in the future “tech of everything” world.

December 31, 2019	William Blair Funds	33

Global Leaders Fund

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Andrew G. Flynn Kenneth J. McAtamney

The William Blair Global Leaders Fund (Class N shares) posted a 31.57% increase, net of fees, for the twelve months ended December 31, 2019. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI (net) (the “Index”), increased 26.35%.

Calendar year outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Financials and Industrials sectors were the most significant contributors to relative return. Within Financials, Brookfield Asset Management and Partners Group were the largest sources of outperformance. Brookfield Asset Management is a unique investment management company with a clearly defined business strategy focused on hard assets such as real estate, infrastructure and power. These alternative investments are in demand by investors seeking stable, long-term cash flows to meet duration risk. Brookfield continues to be well-positioned to benefit from strong demand for alternative assets given its strong brand and investment performance, global platform and distribution, and ability to conduct large transactions. Partners Group, one of the largest private equity investors in the world, should continue to benefit from increased allocations to private markets, and stands out for its global platform (sourcing, distribution and client-base), its breadth of private market investment solutions, investment performance and cash flow generation. Atlas Copco, a well-managed, consistently profitable provider of compressors, vacuum solutions and air treatment systems with a compelling growth outlook within Industrials, was an additional source of outperformance.

Partially offsetting these effects was negative stock selection within the Information Technology and Materials sectors. Within Information Technology, Capgemini detracted from relative returns. Capgemini, a global IT service provider, is making incremental changes to its breadth of offerings. It is improving its go-to-market strategy and efficiency of product delivery, allowing for consistent improvements in profitability and share gains in a fragmented marketplace. Additionally, it is structurally well-positioned to benefit from a relatively nascent adoption of recurring outsourcing business in European markets that are slowly overcoming cultural resistance. Despite the modest quarter-over-quarter improvement, management reduced fiscal year revenue guidance to the lower end of its original target, implying that near term results will slow, citing softening in the UK and banking globally. In our view, the fundamental improvement shown in recent years is not reflected in the valuation gap to peers, and we added to the position during the year. Christian Hansen, within the Materials sector, also weighed on relative results due to soft economic growth within China. Christian Hansen is the established leader in dairy market cultures and enzymes and has a growing presence selling microbial products (strains) into human, animal and plant health markets. Growth uncertainty in China may linger for a while, but we believe the company is still poised to deliver on long-term growth expectations. Its leadership in technology, manufacturing and distribution creates multiple barriers to entry, supporting its high return profile. Targeted end-markets are underpenetrated, relatively uncorrelated, and have high switching costs, which reduces the risk profile of its growth.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

34	Annual Report	December 31, 2019

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2019
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class N	31.57%	16.31%	10.16%	10.75%	—
Class I	31.96	16.61	10.48	11.04	—
MSCI ACW IMI (net)	26.35	12.09	8.34	8.91	—
Class R6(a)	32.02	16.68	10.54	—	10.96%
MSCI ACW IMI (net)(a)	26.35	12.09	8.34	—	9.62

(a)	Since inception is for the period from December 19, 2012 (Commencement of Operations) to December 31, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2019	William Blair Funds	35

Global Leaders Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—48.9%
	Canada—1.8%
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	52,270	$3,021
	United States—47.1%
*	Adobe, Inc. (Software)	9,863	3,253
*	Alphabet, Inc. Class “A” (Interactive Media & Services)	3,726	4,991
*	Amazon.com, Inc. (Internet & direct marketing retail)	2,444	4,516
	BlackRock, Inc. (Capital markets)	5,886	2,959
*	CoStar Group, Inc. (Professional services)	2,758	1,650
*	Edwards Lifesciences Corporation (Health care equipment & supplies)	10,897	2,542
*	Facebook, Inc. Class “A” (Interactive Media & Services)	17,291	3,549
	Fidelity National Information Services, Inc. (IT services)	22,303	3,102
*	Guidewire Software, Inc. (Software)	10,651	1,169
*	IDEXX Laboratories, Inc. (Health care equipment & supplies)	5,410	1,413
*	Illumina, Inc. (Life sciences tools & services)	3,245	1,076
	Intercontinental Exchange, Inc. (Capital markets)	31,265	2,894
*	Intuitive Surgical, Inc. (Health care equipment & supplies)	3,038	1,796
	JPMorgan Chase & Co. (Banks)	24,785	3,455
	Lockheed Martin Corporation (Aerospace & defense)	6,208	2,417
	Mastercard, Inc. Class “A” (IT services)	14,058	4,198
	NextEra Energy, Inc. (Electric utilities)	11,105	2,689
*	PayPal Holdings, Inc. (IT services)	23,816	2,576
	Prologis, Inc. (Equity REIT)	20,465	1,824
	Roper Technologies, Inc. (Industrial conglomerates)	8,079	2,862
*	salesforce.com, Inc. (Software)	23,056	3,750
	Southwest Airlines Co. (Airlines)	15,423	833
	The Estee Lauder Cos., Inc. Class “A” (Personal products)	13,051	2,696
	Thermo Fisher Scientific, Inc. (Life sciences tools & services)	9,357	3,040
*	Ulta Salon Cosmetics & Fragrance, Inc. (Specialty retail)	8,843	2,238
	Union Pacific Corporation (Road & rail)	18,806	3,400
	UnitedHealth Group, Inc. (Health care providers & services)	15,132	4,448
	Vail Resorts, Inc. (Hotels, restaurants & leisure)	8,397	2,014
*	Veeva Systems, Inc. Class “A” (Health care technology)	5,562	782
	Zoetis, Inc. (Pharmaceuticals)	21,062	2,788
			80,920

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—20.5%
	Denmark—3.9%
	Chr Hansen Holding A/S (Chemicals)	19,032	$1,512
	DSV PANALPINA A/S (Air freight & logistics)	20,998	2,420
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	47,613	2,764
			6,696
	France—3.2%
	Capgemini SE (IT services)	18,693	2,283
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	6,819	3,168
			5,451
	Germany—3.0%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	120,505	2,745
	MTU Aero Engines AG (Aerospace & defense)	8,616	2,461
			5,206
	Ireland—2.1%
	Allegion plc (Building products)†	14,131	1,760
	Aptiv plc (Auto components)†	20,263	1,924
			3,684
	Netherlands—1.1%
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	64,749	1,900
	Sweden—4.0%
	Atlas Copco AB Class “A” (Machinery)	74,317	2,964
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	53,909	3,022
	Indutrade AB (Trading companies & distributors)	25,645	918
			6,904
	Switzerland—3.2%
*	Lonza Group AG (Life sciences tools & services)	7,054	2,575
	Partners Group Holding AG (Capital markets)	3,103	2,845
			5,420

	Emerging Asia—10.6%
	China—6.0%
*	Alibaba Group Holding, Ltd.—ADR (Internet & direct marketing retail)	21,011	4,457
	Huazhu Group, Ltd.—ADR (Hotels, restaurants & leisure)	27,144	1,088
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	90,600	1,324
	Tencent Holdings, Ltd. (Interactive Media & Services)	69,900	3,369
			10,238

See accompanying Notes to Financial Statements.

36	Annual Report	December 31, 2019

Global Leaders Fund

Portfolio of Investments, December 31 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—1.4%
	HDFC Bank, Ltd.—ADR (Banks)	39,254	$2,487
	Taiwan—3.2%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	94,918	5,515

	Asia—7.9%
	Australia—4.7%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	72,531	1,713
	CSL, Ltd. (Biotechnology)	19,434	3,761
	Macquarie Group, Ltd. (Capital markets)	26,712	2,584
			8,058
	Hong Kong—3.2%
	AIA Group, Ltd. (Insurance)	310,600	3,261
	Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	309,000	2,276
			5,537

	Japan—7.1%
	Daikin Industries, Ltd. (Building products)	20,700	2,944
	Keyence Corporation (Electronic equipment, instruments & components)	9,600	3,401
	MISUMI Group, Inc. (Machinery)	25,800	646
	Nihon M&A Center, Inc. (Professional services)	55,700	1,930
	SMC Corporation (Machinery)	4,500	2,083
	ZOZO Inc. (Internet & direct marketing retail)	61,400	1,179
			12,183

	United Kingdom—2.9%
	Compass Group plc (Hotels, restaurants & leisure)	111,041	2,780
	Fevertree Drinks plc (Beverages)	24,945	692
	Victrex plc (Chemicals)	47,718	1,576
			5,048

	Emerging Latin America—0.7%
	Argentina—0.7%
*	Globant S.A. (Software)†	10,565	1,120
	Total Common Stocks—98.6% (cost $120,543)		169,388

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.120% dated 12/31/19, due 1/2/20, repurchase price $2,367, collateralized by U.S. Treasury Bond, 2.500%, due 5/15/46 valued at $2,418	$2,367	$2,367
Total Repurchase Agreement—1.4% (cost $2,367)		2,367
Total Investments—100.0% (cost $122,910)		171,755
Liabilities, plus cash and other assets—0.0%		(46)
Net assets—100.0%		$171,709

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

† = U.S. listed foreign security

* = Non-income producing security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2019, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	21.4%
Industrials	17.3%
Consumer Discretionary	16.9%
Health Care	15.9%
Financials	13.9%
Communication Services	7.0%
Consumer Staples	2.0%
Materials	1.8%
Utilities	1.6%
Energy	1.1%
Real Estate	1.1%
Total	100.0%

At December 31, 2019, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	60.4%
Euro	7.4%
Japanese Yen	7.2%
Hong Kong Dollar	6.0%
Australian Dollar	4.8%
Swedish Krona	4.1%
Danish Krone	3.9%
Swiss Franc	3.2%
British Pound Sterling	3.0%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	37

International Leaders Fund

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair International Leaders Fund (Class N shares) posted a 31.46% increase, net of fees, for the twelve months ended December 31, 2019. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), increased 21.63%.

Calendar year outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Financials and Industrials sectors were the most significant contributors to relative return. Within Financials, London Stock Exchange (LSE) and Brookfield Asset Management propelled relative performance. LSE’s share price appreciated on the back of strong operating results and the announcement of the Refinitiv acquisition during the summer. The acquisition is a transformational deal that accelerates the strategy to be a leading global financial market infrastructure provider. It will increase recurring revenue streams, strengthen its data offering and bolster its trading platforms by adding currency and fixed income asset classes. The deal also strengthens LSE’s regional diversification by increasing the importance of North America and Emerging Markets. Brookfield Asset Management is a unique investment management company, with a clearly defined business strategy that is focused on hard assets such as real estate, infrastructure and power. These alternative investments are in demand by investors seeking stable, long-term cash flows to meet duration risk. It is expanding asset management operations and fee-income streams. Brookfield continues to be well-positioned to benefit from strong demand for alternative assets given its strong brand, favorable investment performance, global sourcing, wide distribution and ability to conduct large transactions. Atlas Copco, a well-managed, consistently profitable provider of compressors, vacuum solutions and air treatment systems with a compelling growth outlook within Industrials, was an additional source of outperformance.

Partially offsetting these effects was negative stock selection within the Information Technology sector. Within Information Technology, Check Point Software Technologies detracted from relative returns as its more defensive but slower growth profile failed to keep pace with the market. Check Point sells network security appliances and software solutions to enhance the appliances’ capabilities. Enterprise security has strong future growth prospects and Check Point is a well-positioned security platform with high returns, a durable install base and an ability to cross-sell. We believe this should result in low single-digit revenue growth, with share buybacks enabling mid-to-high-single-digit EPS growth.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

38	Annual Report	December 31, 2019

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2019

	1 Year	3 Year	5 Year	Since Inception
Class N(a)	31.46%	14.16%	9.74%	9.77%
Class I(a)	31.76	14.48	10.00	10.04
MSCI ACW Ex-U.S. IMI (net)(a)	21.63	9.84	5.71	6.56
Class R6(b)	31.83	14.53	10.10	10.10
MSCI ACW Ex-U.S. IMI (net)(b)	21.63	9.84	5.71	6.20

(a)	Since inception is for the period from August 16, 2012 (Commencement of Operations) to December 31, 2019.
(b)	Since inception is for the period from November 2, 2012 (Commencement of Operations) to December 31, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2019	William Blair Funds	39

International Leaders Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—41.8%
	Denmark—6.3%
	Coloplast A/S Class “B” (Health care equipment & supplies)	91,476	$11,348
	DSV PANALPINA A/S (Air freight & logistics)	48,316	5,569
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	216,442	12,562
	Orsted A/S (Electric utilities)	113,787	11,768
			41,247
	Finland—0.4%
	Neste Oyj (Oil, gas & consumable fuels)	79,883	2,779
	France—9.0%
	Airbus SE (Aerospace & defense)	103,067	15,085
	Capgemini SE (IT services)	90,225	11,021
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	37,399	17,376
	Safran S.A. (Aerospace & defense)	97,594	15,069
			58,551
	Germany—4.6%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	462,827	10,544
	Rational AG (Machinery)	9,590	7,713
	SAP SE (Software)	86,492	11,673
			29,930
	Ireland—1.8%
	Kingspan Group plc (Building products)	195,476	11,939
	Israel—1.4%
*	Check Point Software Technologies, Ltd. (Software)†	81,508	9,044
	Italy—0.5%
	Ferrari N.V. (Automobiles)	21,062	3,494
	Luxembourg—0.6%
	Tenaris S.A. (Energy equipment & services)	345,475	3,894
	Netherlands—3.0%
*	Adyen N.V. (IT services)	9,422	7,726
	Koninklijke Philips N.V. (Health care equipment & supplies)	246,379	12,027
			19,753
	Spain—3.3%
	ACS Actividades de Construccion y Servicios S.A. (Construction & engineering)	236,908	9,474
	Amadeus IT Group S.A. (IT services)	146,488	11,962
			21,436
	Sweden—3.8%
	Atlas Copco AB Class “A” (Machinery)	343,553	13,704
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	196,767	11,029
			24,733

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Switzerland—7.1%
*	Lonza Group AG (Life sciences tools & services)	40,362	$14,730
	Partners Group Holding AG (Capital markets)	12,870	11,801
	Sika AG (Chemicals)	51,586	9,693
*	Temenos AG (Software)	64,366	10,189
			46,413

	Emerging Asia—14.7%
	China—9.1%
*	Alibaba Group Holding, Ltd.—ADR (Internet & direct marketing retail)	95,246	20,202
	China Merchants Bank Co., Ltd. Class “H” (Banks)	2,450,500	12,595
	NetEase, Inc.—ADR (Entertainment)	33,911	10,399
*	TAL Education Group—ADR (Diversified consumer services)	44,924	2,165
	Tencent Holdings, Ltd. (Interactive Media & Services)	300,000	14,460
			59,821
	India—2.5%
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	302,401	10,223
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	282,628	6,003
			16,226
	Taiwan—3.1%
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	1,846,000	20,383

	United Kingdom—12.2%
	Abcam plc (Biotechnology)	146,009	2,615
	Compass Group plc (Hotels, restaurants & leisure)	419,108	10,492
	Diageo plc (Beverages)	249,150	10,563
	Experian plc (Professional services)	419,018	14,164
	London Stock Exchange Group plc (Capital markets)	125,566	12,890
	RELX plc (Professional services)	486,814	12,287
	Segro plc (Equity REIT)	930,576	11,059
	St James’s Place plc (Capital markets)	357,957	5,522
			79,592

	Japan—10.5%
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	117,200	3,452
	Daikin Industries, Ltd. (Building products)	74,500	10,593
	Hoya Corporation (Health care equipment & supplies)	110,500	10,627
	Keyence Corporation (Electronic equipment, instruments & components)	48,500	17,181

See accompanying Notes to Financial Statements.

40	Annual Report	December 31, 2019

International Leaders Fund

Portfolio of Investments, December 31 2019 (all dollar amounts in thousands)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Japan—(continued)
	Nitori Holdings Co., Ltd. (Specialty retail)	35,500	$5,628
	Shiseido Co., Ltd. (Personal products)	143,100	10,249
	SMC Corporation (Machinery)	23,800	11,016
			68,746

	Asia—9.4%
	Australia—5.2%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	299,532	7,077
	CSL, Ltd. (Biotechnology)	71,095	13,758
	Macquarie Group, Ltd. (Capital markets)	134,929	13,053
			33,888
	Hong Kong—4.2%
	AIA Group, Ltd. (Insurance)	1,822,800	19,135
	Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	1,146,000	8,441
			27,576

	Canada—8.1%
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	262,709	15,185
	Canadian National Railway Co. (Road & rail)	165,604	14,981
	Dollarama, Inc. (Multiline retail)	199,839	6,868
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	14,471	3,353
	The Toronto-Dominion Bank (Banks)	222,665	12,488
			52,875
	Total Common Stocks-96.7% (cost $478,001)		632,320

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.120% dated 12/31/19, due 1/2/20, repurchase price $24,861, collateralized by U.S. Treasury Bond, 2.500%, due 5/15/46 valued at $25,363	$24,861	24,861
	Total Repurchase Agreement—3.8% (cost $24,861)		24,861
	Total Investments—100.5% (cost $502,862)		657,181
	Liabilities, plus cash and other assets—(0.5)%		(3,277)
	Net assets—100.0%		$653,904

ADR = American Depository Receipt
REIT = Real Estate Investment Trust
* = Non-income producing security
† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2019, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	22.4%
Information Technology	19.1%
Financials	17.9%
Consumer Discretionary	13.5%
Health Care	12.8%
Communication Services	3.9%
Consumer Staples	3.3%
Energy	2.0%
Utilities	1.9%
Real Estate	1.7%
Materials	1.5%
Total	100.0%

At December 31, 2019, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	24.0%
British Pound Sterling	12.6%
Japanese Yen	10.9%
U.S. Dollar	9.6%
Hong Kong Dollar	8.6%
Swiss Franc	7.3%
Danish Krone	6.5%
Canadian Dollar	5.4%
Australian Dollar	5.4%
Swedish Krona	3.9%
New Taiwan Dollar	3.2%
Indian Rupee	2.6%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	41

International Growth Fund

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair International Growth Fund (Class N shares) posted a 30.24% increase, net of fees, for the twelve months ended December 31, 2019. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), increased 21.63%.

Calendar year outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Industrials, Financials and Consumer Discretionary sectors were the most significant sources of relative return. Within Industrials, Airbus and MTU Aero Engines helped relative returns. Airbus’s transition to the next generation of aircrafts (which pressured earnings and cash flows at the company over the last several years) has largely concluded, leaving the company in a favorable position where investment is moderating and profitability is poised to improve. Civil passenger traffic growing at more than two times GDP, strong airline load factors and replacement demand have resulted in backlogs that are well diversified by airline and geography. MTU is one of the world’s largest manufacturers of aircraft engine modules with an installed base of 22,000 aircraft, which is approximately 34% of the global non-military aircraft fleet. Its profit growth in 2019 was driven by its spare parts activity, which generates most of its earnings. As secular growth in air traffic increases, demand for spare parts and maintenance, repair and operations services (MRO) will naturally follow. London Stock Exchange (LSE), within Financials, was an additional source of outperformance. LSE’s share price appreciated on the back of strong operating results and the announcement of the Refinitiv acquisition during the summer. The acquisition is a transformational deal that accelerates the strategy to be a leading global financial market infrastructure provider. The strategic rationale includes increasing recurring revenue streams, strengthening its data offering and bolstering its trading platforms by adding currency and fixed income asset classes. The deal also strengthens LSE’s regional diversification by increasing the importance of North America and Emerging Markets. Within the Consumer Discretionary sector, Li Ning boosted relative results. Li Ning sells footwear, apparel, equipment and accessories for professional and leisure purposes, primarily under the LI-NING brand. The company is in its fifth year of a major turnaround with growth from here most likely driven by margin expansion. Margins are low but trending up with good visibility due to cost controls, including a step down in endorsement expenses. Overall, the spending environment is supportive and Li Ning is making significant strides in strengthening its execution capabilities in e-commerce and new product development.

Partially offsetting these effects was below average stock selection within the Information Technology sector. Hampering relative results within Information Technology was the integrated payment service provider Wirecard, and Digital Arts, an enterprise security software company based in Japan. Wirecard was sold from the portfolio in Q1 after concerns were raised regarding its internal controls and quality of recent acquisitions. Digital Arts weighed on returns due to recent quarterly results that failed to meet consensus expectations. We believe the company remains well positioned in the Japanese enterprise security software space, which continues to lag global standards for security. Recent new product launches, project wins and higher pricing trends are all supportive of structurally higher adoption of security software in Japan, and we maintained the position throughout the year.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

42	Annual Report	December 31, 2019

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2019

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	30.24%	11.31%	5.96%	6.89%	—
Class I	30.66	11.65	6.28	7.21	—
Class R6	—	—	—	—	11.71%
MSCI ACW Ex-U.S. IMI (net)	21.63	9.84	5.71	5.21	7.32

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2019	William Blair Funds	43

International Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—40.4%
	Belgium—0.3%
	Melexis N.V. (Semiconductors & semiconductor equipment)	35,299	$2,655
	Warehouses De Pauw CVA (Equity REIT)	22,215	4,042
			6,697
	Denmark—4.8%
	Chr Hansen Holding A/S (Chemicals)	88,154	7,005
	Coloplast A/S Class “B” (Health care equipment & supplies)	111,136	13,786
	DSV PANALPINA A/S (Air freight & logistics)	182,977	21,089
*	Genmab A/S (Biotechnology)	55,048	12,242
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	351,566	20,405
	Orsted A/S (Electric utilities)	175,467	18,147
	Royal Unibrew A/S (Beverages)	51,003	4,670
	Tryg A/S (Insurance)	96,762	2,869
			100,213
	Faroe Islands—0.2%
	Bakkafrost P/F (Food products)	46,851	3,469
	Finland—0.8%
	Neste Oyj (Oil, gas & consumable fuels)	463,101	16,114
	France—10.0%
	Airbus SE (Aerospace & defense)	248,952	36,436
	Alten S.A. (IT services)	29,914	3,775
	Capgemini SE (IT services)	162,312	19,827
	Dassault Systemes SE (Software)	100,590	16,535
	Hermes International (Textiles, apparel & luxury goods)	10,511	7,854
	Ipsen S.A. (Pharmaceuticals)	31,921	2,829
	Kering S.A. (Textiles, apparel & luxury goods)	31,376	20,596
	L’Oreal S.A. (Personal products)	69,103	20,463
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	64,755	30,086
	Orpea (Health care providers & services)	45,510	5,835
	Rubis SCA (Gas utilities)	62,803	3,857
	Safran S.A. (Aerospace & defense)	167,224	25,820
	Teleperformance (Professional services)	44,951	10,962
*	Worldline S.A. (IT services)	72,817	5,158
			210,033
	Germany—4.4%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	48,907	6,237
	GRENKE AG (Diversified financial services)	35,749	3,699
	KION Group AG (Machinery)	52,897	3,653
	MTU Aero Engines AG (Aerospace & defense)	83,823	23,938
	Puma SE (Textiles, apparel & luxury goods)	88,743	6,804
*	QIAGEN N.V. (Life sciences tools & services)†	127,325	4,304
	SAP SE (Software)	159,139	21,478

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—(continued)
*	TeamViewer AG (Software)	171,878	$6,146
	Vonovia SE (Real estate management & development)	314,508	16,934
			93,193
	Ireland—1.7%
*	ICON plc (Life sciences tools & services)†	72,988	12,571
	Kerry Group plc Class “A” (Food products)	97,283	12,124
	Kingspan Group plc (Building products)	196,318	11,990
			36,685
	Israel—1.0%
*	Check Point Software Technologies, Ltd. (Software)†	119,956	13,310
*	CyberArk Software, Ltd. (Software)†	22,256	2,595
*	Wix.com, Ltd. (IT services)†	42,351	5,183
			21,088
	Italy—1.8%
	Amplifon SpA (Health care providers & services)	165,183	4,751
	Banca Generali SpA (Capital markets)	147,550	4,793
	Enel SpA (Electric utilities)	1,385,781	10,993
	Ferrari N.V. (Automobiles)	63,198	10,484
	Moncler SpA (Textiles, apparel & luxury goods)	88,513	3,978
	Technogym SpA (Leisure products)	243,652	3,168
			38,167
	Luxembourg—0.2%
	Tenaris S.A. (Energy equipment & services)	392,605	4,426
	Netherlands—4.3%
*	Adyen N.V. (IT services)	13,772	11,292
	ASML Holding N.V. (Semiconductors & semiconductor equipment)	131,137	38,789
*	Basic-Fit N.V. (Hotels, restaurants & leisure)	66,782	2,536
	Euronext N.V. (Capital markets)	51,222	4,174
	Koninklijke Philips N.V. (Health care equipment & supplies)	363,034	17,722
	Wolters Kluwer N.V. (Professional services)	213,782	15,592
			90,105
	Spain—1.7%
	ACS Actividades de Construccion y Servicios S.A. (Construction & engineering)	278,161	11,123
	Amadeus IT Group S.A. (IT services)	313,332	25,587
			36,710
	Sweden—4.1%
	AAK AB (Food products)	147,339	2,800
	Atlas Copco AB Class “A” (Machinery)	856,710	34,172
	Evolution Gaming Group AB (Hotels, restaurants & leisure)	206,067	6,204
	Fabege AB (Real estate management & development)	265,119	4,407

See accompanying Notes to Financial Statements.

44	Annual Report	December 31, 2019

International Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—(continued)
	Hexagon AB Class “B” (Electronic
	equipment, instruments & components)	365,339	$20,478
	Indutrade AB (Trading companies & distributors)	122,384	4,380
	Lifco AB Class “B” (Industrial conglomerates)	72,556	4,431
	Nibe Industrier AB Class “B” (Building products)	225,133	3,903
	Nolato AB Class “B” (Industrial conglomerates)	64,168	3,768
	Vitrolife AB (Biotechnology)	118,930	2,508
			87,051
	Switzerland—5.1%
	Belimo Holding AG (Building products)	426	3,209
	Logitech International S.A. (Technology hardware, storage & peripherals)	155,728	7,374
*	Lonza Group AG (Life sciences tools & services)	87,675	31,997
	Partners Group Holding AG (Capital markets)	20,414	18,718
	Sika AG (Chemicals)	132,965	24,984
	Tecan Group AG (Life sciences tools & services)	11,666	3,279
*	Temenos AG (Software)	79,875	12,644
*	VAT Group AG (Machinery)	30,793	5,204
			107,409

	Emerging Asia—17.3%
	China—10.2%
	Aier Eye Hospital Group Co., Ltd. Class “A” (Health care providers & services)	900,628	5,115
*	Alibaba Group Holding, Ltd.—ADR (Internet & direct marketing retail)	212,317	45,032
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	2,612,000	5,591
*	China Mengniu Dairy Co., Ltd. (Food products)	1,673,000	6,763
	China Merchants Bank Co., Ltd. Class “H” (Banks)	4,280,500	22,000
	Country Garden Services Holdings Co., Ltd. (Commercial services & supplies)	1,499,000	5,050
	Huazhu Group, Ltd.—ADR (Hotels, restaurants & leisure)	111,893	4,484
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	61,453	10,437
	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	3,406,000	10,206
	NetEase, Inc.—ADR (Entertainment)	52,133	15,986
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	2,343,000	27,693
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	529,000	7,732
*	TAL Education Group—ADR (Diversified consumer services)	75,632	3,645

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Tencent Holdings, Ltd. (Interactive Media & Services)	873,200	$42,090
*	Tencent Music Entertainment Group—ADR (Entertainment)	190,536	2,237
	Vitasoy International Holdings, Ltd. (Food products)	538,000	1,950
			216,011
	India—1.9%
	HDFC Bank, Ltd. (Banks)	555,870	9,933
	Hexaware Technologies, Ltd. (IT services)	482,354	2,262
	Hindustan Unilever, Ltd. (Household products)	102,823	2,766
	Maruti Suzuki India, Ltd. (Automobiles)	59,325	6,126
	Pidilite Industries, Ltd. (Chemicals)	183,813	3,572
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	485,139	10,304
	Titan Co., Ltd. (Textiles, apparel & luxury goods)	261,787	4,364
			39,327
	Indonesia—1.2%
	PT Bank Central Asia Tbk (Banks)	10,214,200	24,593
	South Korea—0.5%
*	Kakao Corporation (Interactive Media & Services)	34,714	4,608
*	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	35,059	7,154
			11,762
	Taiwan—3.1%
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	236,000	3,173
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	301,000	3,841
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	948,000	14,025
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	753,704	43,790
			64,829
	Thailand—0.4%
	Airports of Thailand PCL (Transportation infrastructure)	1,658,000	4,110
	Tisco Financial Group PCL (Banks)	1,290,400	4,276
			8,386

	United Kingdom—13.6%
	3i Group plc (Capital markets)	619,826	9,015
	Abcam plc (Biotechnology)	157,858	2,827
	Avast plc (Software)	1,060,660	6,362
	AVEVA Group plc (Software)	121,334	7,483
	Beazley plc (Insurance)	626,322	4,613
	Big Yellow Group plc (Equity REIT)	305,292	4,853
	Burford Capital, Ltd. (Capital markets)	114,455	1,079

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	45

International Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—(continued)
Compass Group plc (Hotels, restaurants & leisure)	1,032,694	$25,853
Croda International plc (Chemicals)	126,286	8,565
Diageo plc (Beverages)	568,418	24,097
Experian plc (Professional services)	730,916	24,708
Fevertree Drinks plc (Beverages)	112,554	3,120
Greggs plc (Hotels, restaurants & leisure)	280,715	8,545
Halma plc (Electronic equipment, instruments & components)	418,167	11,721
Hiscox, Ltd. (Insurance)	379,150	7,152
Intermediate Capital Group plc (Capital markets)	352,490	7,517
Intertek Group plc (Professional services)	82,987	6,433
London Stock Exchange Group plc (Capital markets)	206,136	21,161
Melrose Industries plc (Electrical equipment)	3,188,478	10,141
RELX plc (Professional services)	649,363	16,390
Renishaw plc (Electronic equipment, instruments & components)	71,092	3,548
Rentokil Initial plc (Commercial services & supplies)	2,000,119	12,002
Rotork plc (Machinery)	1,125,209	4,993
Segro plc (Equity REIT)	1,214,288	14,431
Softcat plc (IT services)	242,672	3,703
Spirax-Sarco Engineering plc (Machinery)	73,791	8,689
SSP Group plc (Hotels, restaurants & leisure)	447,303	3,851
St James’s Place plc (Capital markets)	639,106	9,858
The UNITE Group plc (Equity REIT)	197,029	3,288
Victrex plc (Chemicals)	168,413	5,564
WH Smith plc (Specialty retail)	163,969	5,647
		287,209

Japan—12.7%
Asahi Intecc Co., Ltd. (Health care equipment & supplies)	334,200	9,842
Benefit One, Inc. (Professional services)	226,100	4,705
Daikin Industries, Ltd. (Building products)	144,900	20,604
Digital Arts, Inc. (Software)	37,600	1,931
en-japan, Inc. (Professional services)	62,800	2,760
GMO Payment Gateway, Inc. (IT services)	57,800	3,979
Harmonic Drive Systems, Inc. (Machinery)	95,900	4,651
Hoya Corporation (Health care equipment & supplies)	268,700	25,842
Keyence Corporation (Electronic equipment, instruments & components)	98,000	34,716
Meitec Corporation (Professional services)	51,100	2,892
MISUMI Group, Inc. (Machinery)	245,900	6,160
MonotaRO Co., Ltd. (Trading companies & distributors)	155,000	4,170
Nihon M&A Center, Inc. (Professional services)	183,800	6,369
Nitori Holdings Co., Ltd. (Specialty retail)	25,000	3,963
Nitto Denko Corporation (Chemicals)	139,700	7,946

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Nomura Research Institute, Ltd. (IT services)	434,000	$9,339
	NS Solutions Corporation (IT services)	88,300	2,926
	Omron Corporation (Electronic equipment, instruments & components)	220,300	13,017
	Persol Holdings Co., Ltd. (Professional services)	212,400	4,009
	Shimadzu Corporation (Electronic equipment, instruments & components)	240,900	7,627
	Shiseido Co., Ltd. (Personal products)	262,400	18,793
	SMC Corporation (Machinery)	59,800	27,678
	Sushiro Global Holdings, Ltd. (Hotels, restaurants & leisure)	42,800	3,691
	TechnoPro Holdings, Inc. (Professional services)	84,200	5,928
	Terumo Corporation (Health care equipment & supplies)	539,100	19,276
	TIS, Inc. (IT services)	135,800	8,036
	UT Group Co., Ltd. (Professional services)	122,500	3,709
	Zenkoku Hosho Co., Ltd. (Diversified financial services)	84,300	3,608
			268,167

	Canada—5.8%
	Alimentation Couche-Tard, Inc. Class “B” (Food & staples retailing)	478,670	15,191
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	488,995	28,264
	Canadian National Railway Co. (Road & rail)	246,599	22,308
	Canadian Pacific Railway, Ltd. (Road & rail)†	68,404	17,439
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	64,996	15,058
	Parkland Fuel Corporation (Oil, gas & consumable fuels)	83,232	3,058
	The Toronto-Dominion Bank (Banks)	313,759	17,597
	Toromont Industries, Ltd. (Trading companies & distributors)	58,694	3,191
			122,106

	Asia—5.1%
	Australia—2.7%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	374,089	8,839
	CSL, Ltd. (Biotechnology)	122,527	23,711
	Goodman Group (Equity REIT)	763,278	7,161
	Macquarie Group, Ltd. (Capital markets)	177,366	17,158
			56,869
	Hong Kong—2.3%
	AIA Group, Ltd. (Insurance)	3,496,600	36,706
	Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	1,473,000	10,850
			47,556

See accompanying Notes to Financial Statements.

46	Annual Report	December 31, 2019

International Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—(continued)
	New Zealand—0.1%
	Auckland International Airport, Ltd. (Transportation infrastructure)	455,967	$2,686

	Emerging Latin America—2.9%
	Argentina—0.2%
*	Globant S.A. (Software)†	36,331	3,853
	Brazil—1.9%
	B3 S.A.-Brasil Bolsa Balcao (Capital markets)	810,500	8,658
	CVC Brasil Operadora e Agencia de Viagens S.A. (Hotels, restaurants & leisure)	235,100	2,560
	IRB Brasil Resseguros S.A. (Insurance)	628,300	6,083
	Localiza Rent a Car S.A. (Road & rail)	415,695	4,899
	Lojas Renner S.A. (Multiline retail)	325,400	4,545
	Magazine Luiza S.A. (Multiline retail)	560,500	6,646
	Notre Dame Intermedica Participacoes S.A. (Health care providers & services)	428,300	7,267
			40,658
	Mexico—0.2%
	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	22,154	4,152
	Peru—0.6%
	Credicorp, Ltd. (Banks)†	55,164	11,757

	Emerging Europe, Mid-East, Africa—1.0%
	Russia—0.4%
*	Yandex N.V. Class “A” (Interactive Media & Services)†	213,599	9,289
	South Africa—0.4%
	Bid Corporation, Ltd. (Food & staples retailing)	141,553	3,337
	Bidvest Group, Ltd. (Industrial conglomerates)	141,553	2,070
	Mr. Price Group, Ltd. (Specialty retail)	190,081	2,477
			7,884
	United Arab Emirates—0.2%
	First Abu Dhabi Bank PJSC (Banks)	1,119,495	4,620
	Total Common Stocks—98.8% (cost $1,538,118)		2,083,074

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.120% dated 12/31/19, due 1/2/20, repurchase price $18,733, collateralized by U.S. Treasury Bond, 2.500%, due 5/15/46 valued at $19,108	$18,733	$18,733
Total Repurchase Agreement—0.9% (cost $18,733)		18,733
Total Investments—99.7% (cost $1,556,851)		2,101,807
Cash and other assets, less liabilities—0.3%		7,252
Net assets—100.0%		$2,109,059

ADR = American Depository Receipt
REIT = Real Estate Investment Trust
* = Non-income producing security
† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2019, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	22.5%
Information Technology	19.3%
Financials	15.2%
Consumer Discretionary	13.4%
Health Care	11.2%
Consumer Staples	6.2%
Communication Services	3.6%
Materials	2.8%
Real Estate	2.6%
Energy	1.6%
Utilities	1.6%
Total	100.0%

At December 31, 2019, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	24.7%
British Pound Sterling	13.8%
Japanese Yen	12.9%
U.S. Dollar	11.7%
Hong Kong Dollar	8.2%
Swiss Franc	5.2%
Danish Krone	4.8%
Swedish Krona	4.2%
Canadian Dollar	2.9%
Australian Dollar	2.7%
Brazilian Real	1.9%
Indian Rupee	1.9%
Indonesian Rupiah	1.2%
Yuan Renminbi	1.0%
New Taiwan Dollar	1.0%
All Other Currencies	1.9%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	47

Institutional International Growth Fund

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair Institutional International Growth Fund posted a 30.75% increase, net of fees, for the twelve months ended December 31, 2019. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), increased 21.63%.

Calendar year outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Industrials, Financials and Consumer Discretionary sectors were the most significant sources of relative return. Within Industrials, Airbus and MTU Aero Engines helped relative returns. Airbus’s transition to the next generation of aircrafts (which pressured earnings and cash flows at the company over the last several years) has largely concluded, leaving the company in a favorable position where investment is moderating and profitability is poised to improve. Civil passenger traffic growing at more than two times GDP, strong airline load factors and replacement demand have resulted in backlogs that are well diversified by airline and geography. MTU is one of the world’s largest manufacturers of aircraft engine modules with an installed base of 22,000 aircraft, which is approximately 34% of the global non-military aircraft fleet. Its profit growth in 2019 was driven by its spare parts activity, which generates most of its earnings. As secular growth in air traffic increases, demand for spare parts and maintenance, repair and operations services (MRO) will naturally follow. London Stock Exchange (LSE), within Financials, was an additional source of outperformance. LSE’s share price appreciated on the back of strong operating results and the announcement of the Refinitiv acquisition during the summer. The acquisition is a transformational deal that accelerates the strategy to be a leading global financial market infrastructure provider. The strategic rationale includes increasing recurring revenue streams, strengthening its data offering and bolstering its trading platforms by adding currency and fixed income asset classes. The deal also strengthens LSE’s regional diversification by increasing the importance of North America and Emerging Markets. Within the Consumer Discretionary sector, Li Ning boosted relative results. Li Ning sells footwear, apparel, equipment and accessories for professional and leisure purposes, primarily under the LI-NING brand. The company is in its fifth year of a major turnaround with growth from here most likely driven by margin expansion. Margins are low but trending up with good visibility due to cost controls, including a step down in endorsement expenses. Overall, the spending environment is supportive and Li Ning is making significant strides in strengthening its execution capabilities in e-commerce and new product development.

Partially offsetting these effects was below average stock selection within the Information Technology sector. Hampering relative results within Information Technology was the integrated payment service provider Wirecard, and Digital Arts, an enterprise security software company based in Japan. Wirecard was sold from the portfolio in Q1 after concerns were raised regarding its internal controls and quality of recent acquisitions. Digital Arts weighed on returns due to recent quarterly results that failed to meet consensus expectations. We believe the company remains well positioned in the Japanese enterprise security software space, which continues to lag global standards for security. Recent new product launches, project wins and higher pricing trends are all supportive of structurally higher adoption of security software in Japan, and we maintained the position throughout the year.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

48	Annual Report	December 31, 2019

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2019
	1 Year	3 Year	5 Year	10 Year
Institutional
International Growth Fund	30.75%	11.79%	6.42%	7.35%
MSCI ACW Ex-U.S. IMI (net)	21.63	9.84	5.71	5.21

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2019	William Blair Funds	49

Institutional International Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—40.1%
	Belgium—0.3%
	Melexis N.V. (Semiconductors & semiconductor equipment)	31,632	$2,379
	Warehouses De Pauw CVA (Equity REIT)	19,907	3,622
			6,001
	Denmark—4.7%
	Chr Hansen Holding A/S (Chemicals)	78,362	6,227
	Coloplast A/S Class “B” (Health care equipment & supplies)	98,791	12,255
	DSV PANALPINA A/S (Air freight & logistics)	162,653	18,746
*	Genmab A/S (Biotechnology)	48,934	10,882
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	312,516	18,138
	Orsted A/S (Electric utilities)	155,977	16,132
	Royal Unibrew A/S (Beverages)	45,338	4,152
	Tryg A/S (Insurance)	86,014	2,550
			89,082
	Faroe Islands—0.2%
	Bakkafrost P/F (Food products)	41,647	3,083
	Finland—0.8%
	Neste Oyj (Oil, gas & consumable fuels)	411,663	14,324
	France—9.9%
	Airbus SE (Aerospace & defense)	223,085	32,650
	Alten S.A. (IT services)	26,806	3,383
	Capgemini SE (IT services)	145,447	17,767
	Dassault Systemes SE (Software)	90,139	14,817
	Hermes International (Textiles, apparel & luxury goods)	9,419	7,039
	Ipsen S.A. (Pharmaceuticals)	28,604	2,535
	Kering S.A. (Textiles, apparel & luxury goods)	28,116	18,456
	L’Oreal S.A. (Personal products)	61,923	18,337
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	58,027	26,960
	Orpea (Health care providers & services)	40,781	5,228
	Rubis SCA (Gas utilities)	56,278	3,456
	Safran S.A. (Aerospace & defense)	149,849	23,137
	Teleperformance (Professional services)	40,281	9,823
*	Worldline S.A. (IT services)	65,251	4,622
			188,210
	Germany—4.4%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	43,474	5,544
	GRENKE AG (Diversified financial services)	31,778	3,288
	KION Group AG (Machinery)	47,022	3,247
	MTU Aero Engines AG (Aerospace & defense)	74,512	21,279
	Puma SE (Textiles, apparel & luxury goods) .	78,886	6,048
*	QIAGEN N.V. (Life sciences tools & services)†	113,183	3,826
	SAP SE (Software)	141,463	19,092

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—(continued)
*	TeamViewer AG (Software)	152,787	$5,464
	Vonovia SE (Real estate management & development)	279,574	15,053
			82,841
	Ireland—1.7%
*	ICON plc (Life sciences tools & services)†	65,404	11,264
	Kerry Group plc Class “A” (Food products)	87,175	10,864
	Kingspan Group plc (Building products)	175,920	10,745
			32,873
	Israel—1.0%
*	Check Point Software Technologies, Ltd. (Software)†	107,492	11,927
*	CyberArk Software, Ltd. (Software)†	19,943	2,325
*	Wix.com, Ltd. (IT services)†	37,950	4,645
			18,897
	Italy—1.8%
	Amplifon SpA (Health care providers & services)	146,836	4,223
	Banca Generali SpA (Capital markets)	131,161	4,261
	Enel SpA (Electric utilities)	1,231,857	9,772
	Ferrari N.V. (Automobiles)	56,178	9,320
	Moncler SpA (Textiles, apparel & luxury goods)	78,682	3,536
	Technogym SpA (Leisure products)	216,589	2,816
			33,928
	Luxembourg—0.2%
	Tenaris S.A. (Energy equipment & services)	348,996	3,934
	Netherlands—4.3%
*	Adyen N.V. (IT services)	12,341	10,119
	ASML Holding N.V. (Semiconductors & semiconductor equipment)	117,511	34,759
*	Basic-Fit N.V. (Hotels, restaurants & leisure)	59,382	2,255
	Euronext N.V. (Capital markets)	45,900	3,740
	Koninklijke Philips N.V. (Health care equipment & supplies)	325,314	15,881
	Wolters Kluwer N.V. (Professional services)	191,570	13,972
			80,726
	Spain—1.7%
	ACS Actividades de Construccion y Servicios S.A. (Construction & engineering)	249,259	9,968
	Amadeus IT Group S.A. (IT services)	280,776	22,928
			32,896
	Sweden—4.1%
	AAK AB (Food products)	130,973	2,489
	Atlas Copco AB Class “A” (Machinery)	761,552	30,376
	Evolution Gaming Group AB (Hotels, restaurants & leisure)	183,178	5,515
	Fabege AB (Real estate management & development)	235,671	3,918
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	324,759	18,203

See accompanying Notes to Financial Statements.

50	Annual Report	December 31, 2019

Institutional International Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—(continued)
	Indutrade AB (Trading companies & distributors)	108,791	$3,893
	Lifco AB Class “B” (Industrial conglomerates)	64,497	3,939
	Nibe Industrier AB Class “B” (Building products)	200,126	3,470
	Nolato AB Class “B” (Industrial conglomerates)	57,041	3,350
	Vitrolife AB (Biotechnology)	105,720	2,229
			77,382
	Switzerland—5.0%
	Belimo Holding AG (Building products)	379	2,855
	Logitech International S.A. (Technology hardware, storage & peripherals)	138,431	6,555
*	Lonza Group AG (Life sciences tools & services)	77,937	28,443
	Partners Group Holding AG (Capital markets)	18,146	16,639
	Sika AG (Chemicals)	118,196	22,209
	Tecan Group AG (Life sciences tools & services)	10,370	2,914
*	Temenos AG (Software)	71,003	11,240
*	VAT Group AG (Machinery)	27,373	4,626
			95,481

	Emerging Asia—17.3%
	China—10.2%
	Aier Eye Hospital Group Co., Ltd. Class “A” (Health care providers & services)	807,100	4,584
*	Alibaba Group Holding, Ltd.—ADR (Internet & direct marketing retail)	190,257	40,353
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	2,340,600	5,010
*	China Mengniu Dairy Co., Ltd. (Food products)	1,499,000	6,060
	China Merchants Bank Co., Ltd. Class “H” (Banks)	3,836,000	19,716
	Country Garden Services Holdings Co., Ltd. (Commercial services & supplies)	1,343,000	4,524
	Huazhu Group, Ltd.—ADR (Hotels, restaurants & leisure)	100,268	4,018
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	55,017	9,344
	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	3,052,000	9,145
	NetEase, Inc.—ADR (Entertainment)	46,716	14,325
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	2,099,500	24,815
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	473,900	6,927
*	TAL Education Group—ADR (Diversified consumer services)	67,558	3,256
	Tencent Holdings, Ltd. (Interactive Media & Services)	782,500	37,718

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
*	Tencent Music Entertainment Group—ADR (Entertainment)	170,739	$2,004
	Vitasoy International Holdings, Ltd. (Food products)	482,000	1,747
			193,546
	India—1.9%
	HDFC Bank, Ltd. (Banks)	498,114	8,901
	Hexaware Technologies, Ltd. (IT services)	432,236	2,027
	Hindustan Unilever, Ltd. (Household products)	91,402	2,459
	Maruti Suzuki India, Ltd. (Automobiles)	53,161	5,489
	Pidilite Industries, Ltd. (Chemicals)	164,714	3,201
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	432,038	9,176
	Titan Co., Ltd. (Textiles, apparel & luxury goods)	234,587	3,911
			35,164
	Indonesia—1.2%
	PT Bank Central Asia Tbk (Banks)	9,079,706	21,861
	South Korea—0.5%
*	Kakao Corporation (Interactive Media & Services)	30,859	4,096
*	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	31,164	6,360
			10,456
	Taiwan—3.1%
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	211,000	2,837
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	269,000	3,432
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	849,000	12,561
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	675,393	39,240
			58,070
	Thailand—0.4%
	Airports of Thailand PCL (Transportation infrastructure)	1,473,900	3,654
	Tisco Financial Group PCL (Banks)	1,147,000	3,800
			7,454

	United Kingdom—13.6%
	3i Group plc (Capital markets)	555,425	8,078
	Abcam plc (Biotechnology)	141,456	2,533
	Avast plc (Software)	950,455	5,701
	AVEVA Group plc (Software)	108,727	6,706
	Beazley plc (Insurance)	561,246	4,133
	Big Yellow Group plc (Equity REIT)	273,571	4,348
	Burford Capital, Ltd. (Capital markets)	102,563	967
	Compass Group plc (Hotels, restaurants & leisure)	925,395	23,167
	Croda International plc (Chemicals)	113,164	7,675

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	51

Institutional International Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—(continued)
Diageo plc (Beverages)	509,359	$21,594
Experian plc (Professional services)	654,972	22,140
Fevertree Drinks plc (Beverages)	100,859	2,796
Greggs plc (Hotels, restaurants & leisure)	251,548	7,657
Halma plc (Electronic equipment, instruments & components)	374,718	10,503
Hiscox, Ltd. (Insurance)	339,755	6,409
Intermediate Capital Group plc (Capital markets)	315,865	6,736
Intertek Group plc (Professional services)	74,364	5,764
London Stock Exchange Group plc (Capital markets)	184,718	18,962
Melrose Industries plc (Electrical equipment)	2,857,190	9,087
RELX plc (Professional services)	581,893	14,687
Renishaw plc (Electronic equipment, instruments & components)	63,705	3,180
Rentokil Initial plc (Commercial services & supplies)	1,792,303	10,755
Rotork plc (Machinery)	1,008,298	4,474
Segro plc (Equity REIT)	1,088,121	12,932
Softcat plc (IT services)	217,458	3,318
Spirax-Sarco Engineering plc (Machinery)	66,124	7,787
SSP Group plc (Hotels, restaurants & leisure)	400,827	3,451
St James’s Place plc (Capital markets)	572,702	8,834
The UNITE Group plc (Equity REIT)	176,557	2,947
Victrex plc (Chemicals)	150,915	4,986
WH Smith plc (Specialty retail)	146,932	5,060
		257,367

Japan—12.6%
Asahi Intecc Co., Ltd. (Health care equipment & supplies)	297,100	8,750
Benefit One, Inc. (Professional services)	201,000	4,183
Daikin Industries, Ltd. (Building products)	128,800	18,315
Digital Arts, Inc. (Software)	33,400	1,715
en-japan, Inc. (Professional services)	55,900	2,457
GMO Payment Gateway, Inc. (IT services)	51,400	3,539
Harmonic Drive Systems, Inc. (Machinery)	85,300	4,137
Hoya Corporation (Health care equipment & supplies)	238,900	22,976
Keyence Corporation (Electronic equipment, instruments & components)	87,100	30,854
Meitec Corporation (Professional services)	45,400	2,570
MISUMI Group, Inc. (Machinery)	218,600	5,476
MonotaRO Co., Ltd. (Trading companies & distributors)	137,800	3,707
Nihon M&A Center, Inc. (Professional services)	163,400	5,662
Nitori Holdings Co., Ltd. (Specialty retail)	22,500	3,567
Nitto Denko Corporation (Chemicals)	124,200	7,064
Nomura Research Institute, Ltd. (IT services)	385,800	8,302
NS Solutions Corporation (IT services)	78,500	2,601

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Omron Corporation (Electronic equipment, instruments & components)	195,800	$11,569
	Persol Holdings Co., Ltd. (Professional services)	188,800	3,564
	Shimadzu Corporation (Electronic equipment, instruments & components)	214,100	6,778
	Shiseido Co., Ltd. (Personal products)	233,200	16,702
	SMC Corporation (Machinery)	53,200	24,623
	Sushiro Global Holdings, Ltd. (Hotels, restaurants & leisure)	38,100	3,286
	TechnoPro Holdings, Inc. (Professional services)	74,800	5,266
	Terumo Corporation (Health care equipment & supplies)	480,500	17,180
	TIS, Inc. (IT services)	120,700	7,143
	UT Group Co., Ltd. (Professional services)	108,900	3,297
	Zenkoku Hosho Co., Ltd. (Diversified financial services)	75,000	3,210
			238,493

	Canada—5.8%
	Alimentation Couche-Tard, Inc. Class “B” (Food & staples retailing)	428,935	13,613
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	438,188	25,327
	Canadian National Railway Co. (Road & rail)	220,977	19,990
	Canadian Pacific Railway, Ltd. (Road & rail)†	61,297	15,628
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	58,243	13,493
	Parkland Fuel Corporation (Oil, gas & consumable fuels)	74,584	2,740
	The Toronto-Dominion Bank (Banks)	281,158	15,769
	Toromont Industries, Ltd. (Trading companies & distributors)	52,596	2,859
			109,419

	Asia—5.1%
	Australia—2.7%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	335,220	7,921
	CSL, Ltd. (Biotechnology)	109,796	21,247
	Goodman Group (Equity REIT)	683,972	6,417
	Macquarie Group, Ltd. (Capital markets)	158,938	15,375
			50,960
	Hong Kong—2.3%
	AIA Group, Ltd. (Insurance)	3,133,263	32,892
	Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	1,320,000	9,723
			42,615

See accompanying Notes to Financial Statements.

52	Annual Report	December 31, 2019

Institutional International Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—(continued)
	New Zealand—0.1%
	Auckland International Airport, Ltd. (Transportation infrastructure)	408,591	$2,407

	Emerging Latin America—2.8%
	Argentina—0.2%
*	Globant S.A. (Software)†	32,556	3,453
	Brazil—1.9%
	B3 S.A.—Brasil Bolsa Balcao (Capital markets)	720,500	7,696
	CVC Brasil Operadora e Agencia de Viagens S.A. (Hotels, restaurants & leisure)	209,000	2,276
	IRB Brasil Resseguros S.A. (Insurance)	558,600	5,409
	Localiza Rent a Car S.A. (Road & rail)	369,495	4,355
	Lojas Renner S.A. (Multiline retail)	289,260	4,040
	Magazine Luiza S.A. (Multiline retail)	498,200	5,907
	Notre Dame Intermedica Participacoes S.A. (Health care providers & services)	380,700	6,459
			36,142
	Mexico—0.2%
	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	19,852	3,720

	Peru—0.5%
	Credicorp, Ltd. (Banks)†	49,432	10,535

	Emerging Europe, Mid-East, Africa—1.0%
	Russia—0.4%
*	Yandex N.V. Class “A” (Interactive Media & Services)†	191,405	8,324
	South Africa—0.4%
	Bid Corporation, Ltd. (Food & staples retailing)	126,846	2,991
	Bidvest Group, Ltd. (Industrial conglomerates)	126,846	1,855
	Mr. Price Group, Ltd. (Specialty retail)	170,331	2,219
			7,065
	United Arab Emirates—0.2%
	First Abu Dhabi Bank PJSC (Banks)	1,003,177	4,140
	Total Common Stocks—98.3% (cost $1,388,841)		1,860,849

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.120% dated 12/31/19, due 1/2/20, repurchase price $22,389, collateralized by U.S. Treasury Bond, 2.500%, due 5/15/46 valued at $22,837	$22,389	$22,389
Total Repurchase Agreement—1.2% (cost $22,389)		22,389
Total Investments—99.5% (cost $1,411,230)		1,883,238
Cash and other assets, less liabilities—0.5%		9,673
Net assets—100.0%		$1,892,911

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2019, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	22.5%
Information Technology	19.3%
Financials	15.3%
Consumer Discretionary	13.4%
Health Care	11.1%
Consumer Staples	6.2%
Communication Services	3.6%
Materials	2.8%
Real Estate	2.6%
Energy	1.6%
Utilities	1.6%
Total	100.0%

At December 31, 2019, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	24.8%
British Pound Sterling	13.8%
Japanese Yen	12.8%
U.S. Dollar	11.7%
Hong Kong Dollar	8.2%
Swiss Franc	5.1%
Danish Krone	4.8%
Swedish Krona	4.2%
Canadian Dollar	3.0%
Australian Dollar	2.7%
Brazilian Real	1.9%
Indian Rupee	1.9%
Indonesian Rupiah	1.2%
Yuan Renminbi	1.0%
New Taiwan Dollar	1.0%
All Other Currencies	1.9%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	53

International Small Cap Growth Fund

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Andrew G. Flynn

The William Blair International Small Cap Growth Fund (Class N shares) posted a 33.81% increase, net of fees, for the twelve months ended December 31, 2019. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. Small Cap Index (net) (the “Index”), increased 22.42%.

Calendar year outperformance was driven by positive stock selection across most sectors-most notably Industrials and Consumer Discretionary. Within Industrials, Japan-based Nihon M&A Center was a key contributor to 2019 performance. Nihon M&A Center is a high-quality company that provides advisory services to small and midsize enterprises facing succession-oriented challenges. It is led by an entrepreneurial management team that has built an attractive network of national relationships aimed at identifying buyers and sellers and sourcing transactions. The share price benefited from strong earnings results on increased deal activity. UK-based Diploma PLC also bolstered Industrials sector performance. A globally diverse distributor of essential technical products across a range of industries, Diploma’s product portfolio is geared toward aftermarket, services and replacement demand. The company’s close customer relationships, strong market position and replacement-driven demand have resulted in high and stable cash flow generation. We believe the combination of organic growth and value-accretive M&A should continue to produce earnings growth going forward. Within the Consumer Discretionary sector, Chinese sportswear company Li Ning was the leading contributor. Li Ning sells footwear, apparel, equipment and accessories for professional and leisure purposes, primarily under the LI-NING brand. The company is in the fourth year of a major turnaround with growth from here most likely driven by margin expansion. Margins are low but trending up with good visibility due to cost controls, including a step down in endorsement expenses in 2018. Overall, the spending environment is supportive and Li Ning is making significant strides in strengthening its execution capabilities in e-commerce and new product development target women and children customers.

Partially offsetting these positive effects were the underweighting to Real Estate and overweightings to Consumer Discretionary and Financials. Weak stock selection within the Utilities sector also detracted, as France-based Rubis SCA’s share price underperformed. Rubis operates energy distribution and storage businesses, which generate solid returns and cash flows with low volatility. Rubis’s business model is focused on maintaining leading market share in niche markets. The environmentally-sensitive nature of the transport and distribution of energy products creates high barriers to entry, as new competitors are deterred from building capacity due to lengthy and complicated permitting processes. The management team has been able to grow the company organically, as well as by redeploying cash for value-accretive acquisitions. Underpinned by a 4% dividend yield, we believe the valuation is attractive relative to peers, leaving room for further upward share price re-rating.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

54	Annual Report	December 31, 2019

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2019
	1 Year	3 Year	5 Year	10 Year
Class N	33.81%	10.13%	6.92%	7.95%
Class I	34.22	10.48	7.23	8.28
Class R6	34.32	10.56	7.31	8.43
MSCI ACW Ex-U.S. Small Cap Index (net)	22.42	9.65	7.04	6.92

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2019	William Blair Funds	55

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—39.1%
	Belgium—2.3%
	Melexis N.V. (Semiconductors & semiconductor equipment)	39,432	$2,966
	Warehouses De Pauw CVA (Equity REIT)	22,179	4,035
			7,001
	Denmark—3.0%
*	Netcompany Group A/S (Software)	79,855	3,800
	Royal Unibrew A/S (Beverages)	41,911	3,837
	Tryg A/S (Insurance)	60,507	1,794
			9,431
	Faroe Islands—1.3%
	Bakkafrost P/F (Food products)	55,238	4,090

	France—5.1%
	Alten S.A. (IT services)	33,362	4,210
	Ipsen S.A. (Pharmaceuticals)	21,584	1,913
	Nexity S.A. (Real estate management & development)	57,937	2,910
	Rubis SCA (Gas utilities)	47,888	2,941
*	Worldline S.A. (IT services)	52,890	3,746
			15,720
	Germany—3.5%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	34,701	4,426
	CTS Eventim AG & Co. KGaA (Entertainment)	28,975	1,822
	GRENKE AG (Diversified financial services)	12,613	1,305
	Norma Group SE (Machinery)	39,447	1,681
*	TeamViewer AG (Software)	43,655	1,561
			10,795
	Israel—2.7%
*	CyberArk Software, Ltd. (Software)†	24,048	2,804
	Elbit Systems, Ltd. (Aerospace & defense)	13,855	2,157
	Mizrahi Tefahot Bank, Ltd. (Banks)	77,864	2,074
*	Wix.com, Ltd. (IT services)†	11,539	1,412
			8,447
	Italy—1.9%
	Amplifon SpA (Health care providers & services)	114,626	3,297
	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	44,755	1,584
	Technogym SpA (Leisure products)	68,196	887
			5,768
	Jersey—0.8%
	Sanne Group plc (Capital markets)	264,675	2,374
	Netherlands—2.6%
*	Basic-Fit N.V. (Hotels, restaurants & leisure)	56,372	2,140
	Euronext N.V. (Capital markets)	54,265	4,422
	IMCD N.V. (Trading companies & distributors)	17,472	1,525
			8,087

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Spain—0.5%
	EDP Renovaveis S.A. (Independent power & renewable electricity producers)	125,718	$1,481
	Sweden—10.2%
	AAK AB (Food products)	69,554	1,322
	AddTech AB Class “B” (Trading companies & distributors)	46,811	1,514
	Beijer Ref AB (Trading companies & distributors)	95,946	2,815
	Biotage AB (Life sciences tools & services)	61,339	812
	Evolution Gaming Group AB (Hotels, restaurants & leisure)	215,739	6,495
	Indutrade AB (Trading companies & distributors)	170,800	6,113
	Lifco AB Class “B” (Industrial conglomerates)	42,343	2,586
	MIPS AB (Leisure products)	58,581	1,241
	Nibe Industrier AB Class “B” (Building products)	145,629	2,525
	Nolato AB Class “B” (Industrial conglomerates)	36,138	2,122
	Thule Group AB (Leisure products)	93,928	2,166
	Vitrolife AB (Biotechnology)	93,162	1,964
			31,675
	Switzerland—5.2%
	Belimo Holding AG (Building products)	159	1,198
*	Galenica AG (Health care providers & services)	45,844	2,835
	Kardex AG (Machinery)	14,737	2,482
*	Siegfried Holding AG (Life sciences tools & services)	4,289	2,078
	Tecan Group AG (Life sciences tools & services)	13,557	3,810
*	VAT Group AG (Machinery)	21,391	3,615
			16,018

	United Kingdom—18.5%
	Abcam plc (Biotechnology)	166,477	2,981
	Avast plc (Software)	781,112	4,685
	AVEVA Group plc (Software)	75,386	4,649
	Beazley plc (Insurance)	670,606	4,939
	Big Yellow Group plc (Equity REIT)	150,356	2,390
	Burford Capital, Ltd. (Capital markets)	90,014	849
	Diploma plc (Trading companies & distributors)	198,688	5,327
	Electrocomponents plc (Electronic equipment, instruments & components)	385,554	3,460
	Fevertree Drinks plc (Beverages)	93,048	2,580
	Hill & Smith Holdings plc (Metals & mining)	102,124	1,993
	Intermediate Capital Group plc (Capital markets)	142,303	3,035

See accompanying Notes to Financial Statements.

56	Annual Report	December 31, 2019

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—(continued)
Renishaw plc (Electronic equipment, instruments & components)	34,775	$1,736
Rotork plc (Machinery)	543,807	2,413
Safestore Holdings plc (Equity REIT)	157,838	1,685
Scapa Group plc (Chemicals)	256,430	829
Softcat plc (IT services)	174,386	2,661
SSP Group plc (Hotels, restaurants & leisure)	207,148	1,783
The UNITE Group plc (Equity REIT)	301,746	5,036
Victrex plc (Chemicals)	62,157	2,053
Workspace Group plc (Equity REIT)	142,963	2,250
		57,334

Japan—15.9%
Asahi Intecc Co., Ltd. (Health care equipment & supplies)	138,000	4,064
Benefit One, Inc. (Professional services)	126,800	2,639
Digital Arts, Inc. (Software)	22,400	1,150
GMO Payment Gateway, Inc. (IT services)	29,300	2,017
Harmonic Drive Systems, Inc. (Machinery)	80,400	3,900
Matsumotokiyoshi Holdings Co., Ltd. (Food & staples retailing)	75,900	2,958
MonotaRO Co., Ltd. (Trading companies & distributors)	59,900	1,611
Nihon M&A Center, Inc. (Professional services)	164,700	5,707
Nihon Unisys, Ltd. (IT services)	145,700	4,593
NS Solutions Corporation (IT services)	78,900	2,614
PALTAC Corporation (Distributors)	49,500	2,387
Park24 Co., Ltd. (Commercial services & supplies)	73,800	1,813
SMS Co., Ltd. (Professional services)	57,600	1,604
Sushiro Global Holdings, Ltd. (Hotels, restaurants & leisure)	31,400	2,708
TechnoPro Holdings, Inc. (Professional services)	42,200	2,971
TIS, Inc. (IT services)	83,500	4,941
Tokyo Century Corporation (Diversified financial services)	28,300	1,524
		49,201

Emerging Asia—9.9%
Cambodia—0.9%
NagaCorp, Ltd. (Hotels, restaurants & leisure)	1,664,000	2,904
China—2.8%
Huazhu Group, Ltd.—ADR (Hotels, restaurants & leisure)	83,311	3,338
Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	546,500	1,638
Silergy Corporation (Semiconductors & semiconductor equipment)	78,000	2,472
Travelsky Technology, Ltd. Class “H” (IT services)	486,000	1,186
		8,634

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
India—1.5%
Crompton Greaves Consumer Electricals, Ltd. (Household durables)	78,345	$263
Motherson Sumi Systems, Ltd. (Auto components)	771,186	1,584
PVR, Ltd. (Entertainment)	69,168	1,836
RBL Bank, Ltd. (Banks)	176,819	854
		4,537
South Korea—0.3%
Koh Young Technology, Inc. (Semiconductors & semiconductor equipment)	11,524	1,051
Taiwan—3.5%
ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	26,000	832
Chailease Holding Co., Ltd. (Diversified financial services)	327,736	1,509
Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	188,000	2,527
Feng TAY Enterprise Co., Ltd. (Textiles, apparel & luxury goods)	253,400	1,648
Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	251,000	3,203
Voltronic Power Technology Corporation (Electrical equipment)	44,000	1,050
		10,769
Thailand—0.9%
Tisco Financial Group PCL (Banks)	802,700	2,660

Emerging Latin America—5.3%
Argentina—1.6%
*Globant S.A. (Software)†	45,470	4,822
Brazil—1.8%
CVC Brasil Operadora e Agencia de Viagens S.A. (Hotels, restaurants & leisure)	214,000	2,330
IRB Brasil Resseguros S.A. (Insurance)	160,100	1,550
Sul America S.A. (Insurance)	119,800	1,785
		5,665
Mexico—1.9%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	385,100	2,883
Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	16,288	3,052
		5,935

Asia—3.9%
Australia—1.3%
Corporate Travel Management, Ltd. (Hotels, restaurants & leisure)	102,389	1,473
Orora, Ltd. (Containers & packaging)	1,193,954	2,664
		4,137

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	57

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Asia—(continued)
	Hong Kong—0.6%
	MGM China Holdings, Ltd. (Hotels, restaurants & leisure)	1,041,600	$1,700
	New Zealand—2.0%
	Ryman Healthcare, Ltd. (Health care providers & services)	306,875	3,374
	Spark New Zealand, Ltd. (Diversified telecommunication services)	925,582	2,698
			6,072

	Canada—3.8%
	Enghouse Systems, Ltd. (Software)	48,091	1,784
*	Kinaxis, Inc. (Software)	33,289	2,564
	Parkland Fuel Corporation (Oil, gas & consumable fuels)	104,822	3,851
	Toromont Industries, Ltd. (Trading companies & distributors)	64,244	3,493
			11,692

	Emerging Europe, Mid-East, Africa—2.2%
	South Africa—1.7%
	Bidvest Group, Ltd. (Industrial conglomerates)	143,638	2,100
	Clicks Group, Ltd. (Food & staples retailing)	177,392	3,250
			5,350
	United Arab Emirates—0.5%
*	Network International Holdings plc (IT services)	183,166	1,555
	Total Common Stocks—98.6% (cost $244,380)		304,905

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.120% dated 12/31/19, due 1/2/20, repurchase price $2,344, collateralized by U.S. Treasury Bond, 2.500%, due 5/15/46 valued at $2,392	$2,344	2,344
	Total Repurchase Agreement—0.8% (cost $2,344)		2,344
	Total Investments—99.4% (cost $246,724)		307,249
	Cash and other assets, less liabilities—0.6%		1,817
	Net assets—100.0%		$309,066

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2019, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	23.6%
Industrials	23.3%
Consumer Discretionary	13.4%
Health Care	10.3%
Financials	10.1%
Real Estate	6.0%
Consumer Staples	5.9%
Materials	2.5%
Communication Services	2.1%
Utilities	1.5%
Energy	1.3%
Total	100.0%

At December 31, 2019, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	20.1%
Japanese Yen	16.1%
Euro	16.0%
Swedish Krona	10.4%
Swiss Franc	5.2%
U.S. Dollar	5.1%
New Taiwan Dollar	4.3%
Canadian Dollar	3.8%
Danish Krone	3.1%
Hong Kong Dollar	2.4%
New Zealand Dollar	2.0%
Brazilian Real	1.9%
South African Rand	1.8%
Indian Rupee	1.5%
Israeli Shekel	1.4%
Australian Dollar	1.4%
Norwegian Krone	1.3%
All Other Currencies	2.2%
Total	100.0%

See accompanying Notes to Financial Statements.

58	Annual Report	December 31, 2019

Emerging Markets Leaders Fund

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone John C. Murphy

The William Blair Emerging Markets Leaders Fund (Class N shares) posted a 27.98% increase, net of fees, for the twelve months ended December 31, 2019. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) (the “Index”), increased 18.42%.

Calendar year outperformance versus the Index was primarily driven by positive stock selection across most sectors, especially Financials, Consumer Staples and Industrials. Within Financials, Bajaj Finance, the Indian consumer lending company, continued to outperform as the company’s strong execution and higher quality drove stronger growth and returns, standing out against competitors in a challenging backdrop. Kweichow Moutai, the China A-Share leading liquor company in China, within Consumer Staples, was an additional source of outperformance. Moutai continues to benefit from strong structural growth amid increasing per capita consumption and premiumization. The share price was also lifted by the company’s restructuring of its distribution to increase direct sales, boosting bottom line growth. Within Industrials, WEG supported relative returns, especially after the strong rally in the fourth quarter.

Partially offsetting these effects were the underweight allocation to the Information Technology sector, overweight allocation to Consumer Staples and below average stock selection within the Energy sector. Within Energy, Reliance Industries underperformed during the abbreviated holding period from early December through year end. The company is the Indian private conglomerate that has transformed itself from an asset-heavy, cyclical energy company into a more diversified, consumer-oriented business with significant scale and expanding market opportunity. Samsung Electronics and Tencent Music Entertainment were notable detractors from relative performance. Samsung Electronics weighed on relative performance, as the stock strengthened after we liquidated the position. Despite the recent improvement in memory pricing, we believe the fundamental long term outlook remains challenging and capital returns uncertain. Moreover, the strong profits from memory may be at risk due to China’s effort to ramp up its own memory capability. Tencent Music Entertainment, the largest Chinese online music entertainment platform within Communication Services was also a drag due to increased competition and margin pressure as the company continues to invest in content. Tencent Music Entertainment has over 800 million monthly active users and 90% market share by revenue. The attractive user growth and under-monetized opportunity underpins the emerging growth, high return investment thesis.

During the fourth quarter, Consumer Discretionary exposure was increased through the purchase of Midea Group. Midea is the second-largest Chinese home appliance company with favorable exposure to both air conditioning and small appliances. We believe strong operating momentum should continue given management’s ability to segment the market, drive innovation and consistently improve manufacturing efficiencies. Exposure to Consumer Staples also declined as a result of the sale of Ambev, the dominant brewer in Brazil. We sold the company amid continued weak operating results and increased competitive pressures. From a geographic perspective, notable adjustments were increases to China via the purchase of Midea and additions to our Tencent and Travelsky positions, offset by decreases to Thailand and Taiwan through trims of Airports of Thailand and Taiwan Semiconductor Manufacturing.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

December 31, 2019	William Blair Funds	59

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2019
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class N(a)	27.98%	14.26%	5.27%	—	4.31%
MSCI Emerging Markets Index (net)(a)	18.42	11.57	5.61	—	3.54
Class I	28.36	14.56	5.56	4.87%	—
Class R6	28.45	14.65	5.63	4.97	—
MSCI Emerging Markets Index (net)	18.42	11.57	5.61	3.68	—

(a)	Since inception is for the period from May 3, 2010 (Commencement of Operations) to December 31, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

60	Annual Report	December 31, 2019

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—77.0%
	Australia—0.9%
	Oil Search, Ltd. (Oil, gas & consumable fuels)	393,690	$2,003
	China—37.2%
*	Alibaba Group Holding, Ltd.—ADR (Internet & direct marketing retail)	79,139	16,785
	China International Travel Service Corporation, Ltd. Class “A” (Hotels, restaurants & leisure)	303,756	3,879
	CNOOC, Ltd. (Oil, gas & consumable fuels)	2,005,000	3,335
	Haier Electronics Group Co., Ltd. (Household durables)	1,136,000	3,550
	Huazhu Group, Ltd.—ADR (Hotels, restaurants & leisure)	136,720	5,478
	Jiangsu Hengrui Medicine Co., Ltd. Class “A” (Pharmaceuticals)	165,792	2,083
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	21,059	3,577
	Midea Group Co., Ltd. Class “A” (Household durables)	421,200	3,522
	NetEase, Inc.—ADR (Entertainment)	17,936	5,500
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	745,500	8,811
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	296,200	4,330
*	TAL Education Group—ADR (Diversified consumer services)	64,197	3,094
	Tencent Holdings, Ltd. (Interactive Media & Services)	338,100	16,297
*	Tencent Music Entertainment Group—ADR (Entertainment)	285,382	3,350
	Travelsky Technology, Ltd. Class “H” (IT services)	1,092,000	2,666
	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd. Class “A” (Pharmaceuticals)	149,800	2,363
			88,620
	India—18.8%
	Asian Paints, Ltd. (Chemicals)	96,211	2,413
	Bajaj Finance, Ltd. (Consumer finance)	61,344	3,631
	Britannia Industries, Ltd. (Food products)	57,033	2,426
	HDFC Bank, Ltd. (Banks)	268,939	4,806
	HDFC Bank, Ltd.—ADR (Banks)	5,315	337
	HDFC Life Insurance Co. Ltd. (Insurance)	321,825	2,807
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	129,805	4,388
	IndusInd Bank, Ltd. (Banks)	136,781	2,897
	Infosys, Ltd. (IT services)	386,651	3,965
	Maruti Suzuki India, Ltd. (Automobiles)	17,142	1,770
	Motherson Sumi Systems, Ltd. (Auto components)	1,368,178	2,810
	MRF, Ltd. (Auto components)	3,087	2,863
	Petronet LNG, Ltd. (Oil, gas & consumable fuels)	649,465	2,439
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	183,207	3,891
	UPL, Ltd. (Chemicals)	402,899	3,296
			44,739

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Indonesia—5.1%
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	17,674,600	$5,602
	PT Telekomunikasi Indonesia Persero Tbk (Diversified telecommunication services)	15,634,700	4,471
	PT Unilever Indonesia Tbk (Household products)	711,500	2,152
			12,225
	South Korea—2.7%
	Douzone Bizon Co., Ltd. (Software)	29,297	2,052
	LG Household & Health Care, Ltd. (Personal products)	3,987	4,347
			6,399
	Taiwan—9.9%
	E.Sun Financial Holding Co., Ltd. (Banks)	2,897,648	2,697
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	278,017	16,153
	Uni-President Enterprises Corporation (Food products)	1,938,000	4,797
			23,647
	Thailand—2.4%
	Airports of Thailand PCL (Transportation infrastructure)	1,082,100	2,682
	CP ALL PCL (Food & staples retailing)	1,273,100	3,071
			5,753

	Emerging Latin America—13.3%
	Brazil—8.4%
	B3 S.A. - Brasil Bolsa Balcao (Capital markets)	369,700	3,949
	IRB Brasil Resseguros S.A. (Insurance)	560,000	5,422
	Odontoprev S.A. (Health care providers & services)	455,953	1,912
	Raia Drogasil S.A. (Food & staples retailing)	114,000	3,164
*	Rumo S.A. (Road & rail)	280,500	1,820
	WEG S.A. (Electrical equipment)	433,200	3,733
			20,000
	Mexico—3.4%
	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	298,000	3,542
	Grupo Financiero Banorte S.A.B. de C.V. Class “O” (Banks)	448,600	2,504
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	691,300	1,985
			8,031
	Peru—1.5%
	Credicorp, Ltd. (Banks)†	17,166	3,659

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	61

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Emerging Europe, Mid-East, Africa—7.8%
	Russia—1.6%
*	Yandex N.V. Class “A” (Interactive Media & Services)†	88,064	$3,830
	South Africa—6.2%
	Bid Corporation, Ltd. (Food & staples retailing)	86,149	2,031
	Bidvest Group, Ltd. (Industrial conglomerates)	237,341	3,470
	Capitec Bank Holdings, Ltd. (Banks)	38,186	3,943
	Clicks Group, Ltd. (Food & staples retailing)	156,753	2,872
	FirstRand, Ltd. (Diversified financial services)	549,773	2,465
			14,781
	Total Common Stocks—98.1% (cost $186,179)		233,687
	Total Investments—98.1% (cost $186,179)		233,687
	Cash and other assets, less liabilities—1.9%		4,596
	Net assets—100.0%		$238,283

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2019, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	24.8%
Consumer Discretionary	20.7%
Communication Services	14.3%
Consumer Staples	13.0%
Information Technology	10.6%
Industrials	6.5%
Energy	5.0%
Health Care	2.7%
Materials	2.4%
Total	100.0%

At December 31, 2019, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	24.9%
Indian Rupee	19.0%
Hong Kong Dollar	16.7%
Brazilian Real	8.6%
Yuan Renminbi	6.6%
South African Rand	6.3%
Indonesian Rupiah	5.2%
Mexican Peso	3.4%
New Taiwan Dollar	3.2%
South Korean Won	2.7%
Thai Baht	2.5%
All Other Currencies	0.9%
Total	100.0%

See accompanying Notes to Financial Statements.

62	Annual Report	December 31, 2019

Emerging Markets Growth Fund

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Casey K. Preyss

The William Blair Emerging Markets Growth Fund (Class N shares) posted a 27.89% increase, net of fees, for the twelve months ended December 31, 2019. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI (net) (the “Index”), increased 17.64%.

Calendar year outperformance versus the Index was primarily driven by positive stock selection across most sectors. Stock selection within the Financials sector was particularly beneficial, aided by Bajaj Finance and China Merchants Bank. Bajaj Finance, the Indian consumer lending company, continued to outperform as the company’s strong execution and higher quality drove stronger growth and returns, standing out against competitors in a challenging backdrop. Shares of China Merchants Bank, the leading private retail bank in China, climbed amid an improved macro backdrop and solid fundamental results. The bank’s growth and profitability continue to stand out relative to large peers. Brazilian capital goods company WEG also bolstered results in Industrials, amid strong operating trends and improved growth outlook.

Partially offsetting these effects were the underweight allocation to Russia, coupled with below average stock selection within the Information Technology and Real Estate sectors. Within Information Technology, Samsung Electronics and Pagseguro Digital hindered performance. The underweight position in Samsung Electronics hurt as the stock rallied on improving memory pricing and new handset launches. Pagseguro weighed due to weak operating performance in the fourth quarter. Multiplan Empreendimentos Imobiliarios, a premier mall operator in Brazil, weighed on relative returns within the Real Estate sector as the company posted slower operating momentum and higher than expected financial expenses in the first quarter. We sold the position as a result.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

December 31, 2019	William Blair Funds	63

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2019
	1 Year	3 Year	5 Year	10 Year
Class N	27.89%	14.19%	5.13%	5.16%
Class I	28.29	14.51	5.40	5.44
Class R6	28.28	14.60	5.49	5.58
MSCI Emerging Markets IMI (net)	17.64	11.00	5.30	3.60

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

64	Annual Report	December 31, 2019

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—74.4%
	China—30.9%
	A-Living Services Co. Ltd. Class “H” (Commercial services & supplies)	832,500	$2,874
	Aier Eye Hospital Group Co., Ltd. Class “A” (Health care providers & services)	587,420	3,336
*	Alibaba Group Holding, Ltd.—ADR (Internet & direct marketing retail)	262,550	55,687
	ANTA Sports Products, Ltd. (Textiles, apparel & luxury goods)	779,000	6,973
	Bank of Ningbo Co., Ltd. Class “A” (Banks)	967,000	3,908
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	1,771,600	3,792
	Chacha Food Co., Ltd. Class “A” (Food products)	390,367	1,904
	China International Travel Service Corporation, Ltd. Class “A” (Hotels, restaurants & leisure)	305,640	3,903
*	China Mengniu Dairy Co., Ltd. (Food products)	987,000	3,990
	China Merchants Bank Co., Ltd. Class “H” (Banks)	2,232,500	11,474
	Country Garden Services Holdings Co., Ltd. (Commercial services & supplies)	1,477,000	4,976
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	456,654	7,048
	Hangzhou Tigermed Consulting Co., Ltd. Class “A” (Life sciences tools & services)	367,866	3,335
	Jiangsu Hengrui Medicine Co., Ltd. Class “A” (Pharmaceuticals)	315,600	3,965
	Juewei Food Co., Ltd. Class “A” (Food products)	294,700	1,965
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	45,342	7,701
	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	1,693,000	5,073
	Luxshare Precision Industry Co., Ltd. Class “A” (Electronic equipment, instruments & components)	893,700	4,683
	Midea Group Co., Ltd. Class “A” (Household durables)	447,693	3,744
*	New Oriental Education & Technology Group, Inc.—ADR (Diversified consumer services)	48,000	5,820
	Offcn Education Technology Co., Ltd. Class “A” (Diversified consumer services)	964,700	2,476
*	Ping An Healthcare and Technology Co. Ltd. (Health care technology)	338,600	2,470
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	1,614,300	19,080
	Shanghai International Airport Co., Ltd. Class “A” (Transportation infrastructure)	243,865	2,757
	Shanghai M&G Stationery, Inc. Class “A” (Commercial services & supplies)	263,500	1,844

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Shennan Circuits Co., Ltd. Class “A” (Electronic equipment, instruments & components)	102,403	$2,089
	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class “A” (Health care equipment & supplies)	137,800	3,598
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	412,000	6,022
	Silergy Corporation (Semiconductors & semiconductor equipment)	128,000	4,056
	Sunny Optical Technology Group Co., Ltd. (Electronic equipment, instruments & components)	348,800	6,038
	Tencent Holdings, Ltd. (Interactive Media & Services)	368,060	17,741
*	Topchoice Medical Investment Corporation Class “A”(Health care providers & services)	169,200	2,490
	Topsports International Holdings Ltd. (Specialty retail)	2,885,000	3,488
	Wuliangye Yibin Co., Ltd. Class “A” (Beverages)	441,994	8,440
	WuXi AppTec Co. Ltd. Class “A” (Life sciences tools & services)	330,400	4,098
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	321,000	4,064
*	Yihai International Holding, Ltd. (Food products)	527,000	3,091
	Zhejiang Supor Co., Ltd. Class “A” (Household durables)	352,882	3,890
			243,883
	India—13.5%
	Asian Paints, Ltd. (Chemicals)	179,541	4,503
	Bajaj Finance, Ltd. (Consumer finance)	250,280	14,814
	Bandhan Bank, Ltd. (Banks)	176,380	1,260
	HDFC Asset Management Co., Ltd. (Capital markets)	108,212	4,836
	HDFC Bank, Ltd. (Banks)	1,158,453	20,701
	HDFC Life Insurance Co. Ltd. (Insurance)	527,550	4,601
	Hindustan Unilever, Ltd. (Household products)	211,844	5,699
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	372,972	12,609
	Indraprastha Gas, Ltd. (Gas utilities)	625,135	3,753
	Info Edge India, Ltd. (Interactive Media & Services)	76,154	2,710
	Nestle India, Ltd. (Food products)	20,705	4,285
	Pidilite Industries, Ltd. (Chemicals)	120,711	2,345
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	941,421	19,995
	Tata Consultancy Services, Ltd. (IT services)	163,791	4,968
			107,079

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	65

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)

	Indonesia—2.6%
	PT Bank Central Asia Tbk (Banks)	6,733,900	$16,213
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	13,435,605	4,259
			20,472
	Philippines—0.4%
	Ayala Land, Inc. (Real estate management & development)	3,688,400	3,314
	South Korea—7.5%
*	Kakao Corporation (Interactive Media & Services)	57,460	7,627
	LG Household & Health Care, Ltd. (Personal products)	6,045	6,592
	Macquarie Korea Infrastructure Fund (Capital markets)	260,033	2,608
	RFHIC Corporation (Semiconductors & semiconductor equipment)	39,032	1,244
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	854,498	41,230
			59,301
	Taiwan—17.5%
	Accton Technology Corporation (Communications equipment)	465,000	2,606
	Advantech Co., Ltd. (Technology hardware, storage & peripherals)	264,000	2,660
	ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	101,000	2,214
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	98,000	3,135
	Bizlink Holding, Inc. (Electrical equipment)	319,000	2,400
	Chailease Holding Co., Ltd. (Diversified financial services)	1,227,071	5,649
	E.Sun Financial Holding Co., Ltd. (Banks)	10,008,007	9,315
	Elite Material Co., Ltd. (Electronic equipment, instruments & components)	634,000	2,897
	Giant Manufacturing Co., Ltd. (Leisure products)	258,000	1,833
	ITEQ Corporation (Electronic equipment, instruments & components)	653,000	2,777
	King Yuan Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	2,026,000	2,538
	Lotes Co., Ltd. (Electronic equipment, instruments & components)	179,000	1,926
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	1,163,000	17,206
	Parade Technologies, Ltd. (Semiconductors & semiconductor equipment)	126,000	2,585
	Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	864,000	2,876
	RichWave Technology Corporation (Semiconductors & semiconductor equipment)	229,000	1,299

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)

	Taiwan—(continued)
	Sinbon Electronics Co., Ltd. (Electronic equipment, instruments & components)	435,000	$1,799
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	1,623,000	17,921
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	666,236	38,708
	Taiwan Union Technology Corporation (Electronic equipment, instruments & components)	584,000	2,883
	Tripod Technology Corporation (Electronic equipment, instruments & components)	713,000	2,985
	Voltronic Power Technology Corporation (Electrical equipment)	112,700	2,688
	Win Semiconductors Corporation (Semiconductors & semiconductor equipment)	716,000	7,022
			137,922
	Thailand—1.8%
	Airports of Thailand PCL (Transportation infrastructure)	922,800	2,288
	CP ALL PCL (Food & staples retailing)	1,567,700	3,781
	Home Product Center PCL (Specialty retail)	5,113,600	2,732
	Muangthai Capital PCL (Consumer finance)	1,024,400	2,180
*	Sea, Ltd.—ADR (Entertainment)	89,290	3,591
			14,572
	Vietnam—0.2%
*	Vingroup JSC (Real estate management & development)	329,388	1,635

	Emerging Latin America—16.5%
	Argentina—1.6%
*	Globant S.A. (Software)†	29,115	3,088
*	MercadoLibre, Inc. (Internet & direct marketing retail)	16,188	9,258
			12,346
	Brazil—13.3%
*	Azul S.A.—ADR (Airlines)	41,763	1,788
	B3 S.A. – Brasil Bolsa Balcao (Capital markets)	1,578,600	16,862
	Banco BTG Pactual S.A. (Capital markets)	436,300	8,257
	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes (Household durables)	594,100	4,385
	Hapvida Participacoes e Investimentos S.A. (Health care providers & services)	272,800	4,333
	IRB Brasil Resseguros S.A. (Insurance)	978,000	9,470
	Localiza Rent a Car S.A. (Road & rail)	485,121	5,717
	Lojas Renner S.A. (Multiline retail)	631,880	8,826
	Magazine Luiza S.A. (Multiline retail)	791,800	9,389

See accompanying Notes to Financial Statements.

66	Annual Report	December 31, 2019

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Brazil—(continued)
	Notre Dame Intermedica Participacoes S.A. (Health care providers & services)	291,500	$4,946
*	Pagseguro Digital, Ltd. Class “A” (IT services)†	101,722	3,475
*	Rumo S.A. (Road & rail)	457,400	2,968
*	StoneCo, Ltd. Class “A” (IT services)†	110,258	4,398
	Sul America S.A. (Insurance)	290,800	4,332
	TOTVS S.A. (Software)	259,300	4,161
	WEG S.A. (Electrical equipment)	793,320	6,835
*	XP, Inc. Class “A” (Capital markets)†	122,206	4,707
			104,849
	Colombia—0.3%
	Bancolombia S.A.—ADR (Banks)	51,763	2,836
	Mexico—0.8%
	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	271,800	2,035
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	1,465,200	4,206
			6,241
	Peru—0.5%
	Credicorp, Ltd. (Banks)†	9,135	1,947
*	Intercorp Financial Services, Inc. (Banks)†	44,592	1,842
			3,789

	Emerging Europe, Mid-East, Africa—6.7%
	Czech Republic—0.3%
	Moneta Money Bank A.S. (Banks)	730,963	2,741
	Greece—0.3%
	JUMBO S.A. (Specialty retail)	117,460	2,444
	Hungary—1.1%
	OTP Bank Nyrt (Banks)	171,047	8,945
	Kenya—0.3%
	Safaricom plc (Wireless telecommunication services)	6,783,854	2,115
	Poland—0.9%
	CD Projekt S.A. (Entertainment)	55,745	4,107
*	Dino Polska S.A. (Food & staples retailing)	70,023	2,657
			6,764
	Romania—0.3%
	Banca Transilvania S.A. (Banks)	3,982,325	2,421
	Russia—0.3%
	TCS Group Holding plc—GDR (Banks)	98,747	2,123
	South Africa—2.1%
	Capitec Bank Holdings, Ltd. (Banks)	38,979	4,025
	Clicks Group, Ltd. (Food & staples retailing)	223,854	4,101
	Naspers, Ltd. (Internet & direct marketing retail)	51,426	8,411
			16,537
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	United Arab Emirates—1.1%
	Aramex PJSC (Air freight & logistics)	1,281,269	$1,245
	First Abu Dhabi Bank PJSC (Banks)	875,094	3,612
*	Network International Holdings plc (IT services)	460,696	3,912
			8,769
	Total Common Stocks—97.6% (cost $592,476)		771,098

	Preferred Stock
	Brazil—1.0%
	Itau Unibanco Holding S.A. (Banks)	888,290	8,192
	Total Preferred Stock—1.0% (cost $7,858)		8,192

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.120% dated 12/31/19, due 1/2/20, repurchase price $12,845, collateralized by U.S. Treasury Bond, 2.500%, due 5/15/46 valued at $13,105	$12,845	12,845
	Total Repurchase Agreement—1.6% (cost $12,845)		12,845
	Total Investments—100.2% (cost $613,179)		792,135
	Liabilities, plus cash
	and other assets—(0.2)%		(1,943)
	Net assets—100.0%		$790,192

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	67

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2019

At December 31, 2019, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	27.6%
Information Technology	25.6%
Consumer Discretionary	18.5%
Consumer Staples	8.4%
Industrials	5.7%
Communication Services	4.9%
Health Care	4.7%
Energy	2.6%
Materials	0.9%
Real Estate	0.6%
Utilities	0.5%
Total	100.0%

At December 31, 2019, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	17.9%
Indian Rupee	13.7%
New Taiwan Dollar	13.3%
Hong Kong Dollar	13.0%
Brazilian Real	12.7%
Yuan Renminbi	9.9%
South Korean Won	7.6%
Indonesian Rupiah	2.6%
South African Rand	2.1%
Thai Baht	1.4%
Hungarian Forint	1.1%
All Other Currencies	4.7%
Total	100.0%

See accompanying Notes to Financial Statements.

68	Annual Report	December 31, 2019

Emerging Markets Small Cap Growth Fund

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Casey K. Preyss

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) posted a 20.34% increase, net of fees, for the twelve months ended December 31, 2019. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net) (the “Index”), increased 11.50%.

Calendar year outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Industrials and Consumer Discretionary sectors were the most notable sources of relative return. Within Industrials, A-Living Services and Centre Testing International, the Chinese leading testing, inspection and certification company in a highly fragmented market, bolstered relative returns during the period. Strong stock performance for both companies was underpinned by accelerating fundamental trends, in line with our investment thesis. Li Ning Co, a Chinese sportswear company within Consumer Discretionary was an additional source of outperformance. The stock price was propelled by Li Ning’s continued strong same-store-sales growth, accelerating ecommerce sales growth and improved margins on the back of its better brand image and increased premium segment sales.

Partially offsetting these positive effects was the underweight allocation to Taiwan, coupled with below average stock selection within the Information Technology and Utilities sectors. Within Information Technology, Cafe24, the leading provider of web-based ecommerce solutions in Korea, was a drag amid lackluster results that significantly lagged market expectations and increased competitive pressures; we exited the position as a result. Accton Technology, the leader in white-box switches, also detracted from relative results. However, we believe the investment thesis is intact as the company is well positioned to benefit from a secular shift toward unbundled hardware/software networking solutions in datacenters, as well as favorable network capex and product mix trends. Mahanagar Gas within the Utilities sector was also negative. The stock performance was hampered by weaker 4QFY19 operating results coupled with regulatory headwinds.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

December 31, 2019	William Blair Funds	69

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2019
	1 Year	3 Year	5 Year	Since Inception
Class N(a)	20.34%	8.82%	2.69%	8.74%
Class I(a)	20.58	9.13	2.99	9.05
MSCI Emerging Markets Small Cap Index (net)(a)	11.50	6.70	2.97	3.76
Class R6(b)	20.69	9.21	3.07	6.77
MSCI Emerging Markets Small Cap Index (net)(b)	11.50	6.70	2.97	2.60

(a)	Since inception is for the period from October 24, 2011 (Commencement of Operations) to December 31, 2019.
(b)	Since inception is for the period from December 20, 2012 (Commencement of Operations) to December 31, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2019. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

70	Annual Report	December 31, 2019

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—72.5%
	Cambodia—1.2%
	NagaCorp, Ltd. (Hotels, restaurants & leisure)	2,008,000	$3,504
	China—19.0%
	A-Living Services Co. Ltd. Class “H” (Commercial services & supplies)	1,456,250	5,027
	Anhui Gujing Distillery Co., Ltd. Class “A” (Beverages)	34,600	675
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	2,277,305	4,875
	Chacha Food Co., Ltd. Class “A” (Food products)	344,798	1,682
	Changzhou Xingyu Automotive Lighting Systems Co., Ltd. Class “A” (Auto components)	110,747	1,510
	Chengdu Hongqi Chain Co., Ltd. Class “A” (Food & staples retailing)	1,221,480	1,324
*	China East Education Holdings, Ltd. (Diversified consumer services)	750,500	1,572
	CIFI Holdings Group Co., Ltd. (Real estate management & development)	1,970,000	1,666
	Country Garden Services Holdings Co., Ltd. (Commercial services & supplies)	1,378,000	4,642
	Ever Sunshine Lifestyle Services Group, Ltd. (Commercial services & supplies)	1,686,000	1,142
	Greentown Service Group Co., Ltd. (Commercial services & supplies)	1,642,000	1,793
*	GSX Techedu, Inc.—ADR (Diversified consumer services)	146,312	3,198
	Hangzhou Tigermed Consulting Co., Ltd. Class “A” (Life sciences tools & services)	236,800	2,147
	Hefei Meiya Optoelectronic Technology, Inc. Class “A” (Machinery)	270,595	1,519
	Jiajiayue Group Co., Ltd. Class “A” (Food & staples retailing)	358,252	1,252
	Jiangsu Hengli Hydraulic Co., Ltd. Class “A” (Machinery)	296,666	2,119
	Jinxin Fertility Group, Ltd. (Health care providers & services)	152,000	203
	Juewei Food Co., Ltd. Class “A” (Food products)	237,135	1,581
*	KWG Group Holdings, Ltd. (Real estate management & development)	730,000	1,023
	Offcn Education Technology Co., Ltd. Class “A” (Diversified consumer services)	488,000	1,253
	Shanghai M&G Stationery, Inc. Class “A” (Commercial services & supplies)	307,475	2,151
	Silergy Corporation (Semiconductors & semiconductor equipment)	68,000	2,155
*	Topchoice Medical Corporation Class “A” (Health care providers & services)	142,700	2,100
	Topsports International Holdings Ltd. (Specialty retail)	997,000	1,205

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
*	Yihai International Holding, Ltd. (Food products)	165,000	$968
	Zhejiang Dingli Machinery Co., Ltd. Class “A” (Machinery)	217,894	2,237
	Zhejiang Supor Co., Ltd. Class “A” (Household durables)	148,108	1,633
			52,652
	India—19.6%
	Aarti Industries, Ltd. (Chemicals)	249,342	2,917
	Apollo Hospitals Enterprise, Ltd. (Health care providers & services)	107,364	2,164
*	Arti Surfactants, Ltd. (Chemicals)**	13,896	2
	Astral Poly Technik, Ltd. (Building products)	220,224	3,638
	Bandhan Bank Ltd. (Banks)	254,451	1,817
	Bata India, Ltd. (Textiles, apparel & luxury goods)	33,609	824
	Berger Paints India, Ltd. (Chemicals)	411,459	2,974
	City Union Bank, Ltd. (Banks)	635,687	2,091
	Colgate-Palmolive India, Ltd. (Personal products)	64,609	1,319
	Dr. Lal PathLabs, Ltd. (Health care providers & services)	106,476	2,230
*	Godrej Properties, Ltd. (Real estate management & development)	88,001	1,216
	HDFC Asset Management Co. Ltd. (Capital markets)	83,532	3,733
	Indraprastha Gas, Ltd. (Gas utilities)	531,723	3,192
	Info Edge India, Ltd. (Interactive Media & Services)	65,728	2,339
	Ipca Laboratories, Ltd. (Pharmaceuticals)	187,746	2,996
	KEI Industries, Ltd. (Electrical equipment)	127,696	818
	Motherson Sumi Systems, Ltd. (Auto components)	1,505,396	3,092
	NIIT Technologies, Ltd. (IT services)	102,049	2,269
	PI Industries, Ltd. (Chemicals)	113,324	2,294
	Pidilite Industries, Ltd. (Chemicals)	165,799	3,222
	PVR, Ltd. (Entertainment)	55,412	1,471
	SRF, Ltd. (Chemicals)	59,729	2,870
	The Phoenix Mills, Ltd. (Real estate management & development)	116,717	1,354
	Titan Co., Ltd. (Textiles, apparel & luxury goods)	40,702	679
	Varun Beverages, Ltd. (Beverages)	312,901	3,069
			54,590
	Indonesia—2.1%
	PT Ace Hardware Indonesia Tbk (Specialty retail)	10,878,800	1,171
*	PT Bank Tabungan Pensiunan Nasional Syariah Tbk (Banks)	7,570,700	2,318
	PT Indofood CBP Sukses Makmur Tbk (Food products)	2,886,400	2,318
			5,807

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	71

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Malaysia—0.5%
	Inari Amertron Bhd (Electronic equipment, instruments & components)	3,171,400	$1,318
	Pakistan—0.4%
	Lucky Cement, Ltd. (Construction materials)	431,250	1,187
	Philippines—2.4%
	Bloomberry Resorts Corporation (Hotels, restaurants & leisure)	1,966,600	439
	International Container Terminal Services, Inc. (Transportation infrastructure)	556,090	1,412
	Security Bank Corporation (Banks)	753,460	2,901
	Wilcon Depot, Inc. (Specialty retail)	5,264,400	1,871
			6,623
	South Korea—6.5%
	AfreecaTV Co., Ltd. (Interactive Media & Services)	21,727	1,294
*	CJ Logistics Corporation (Road & rail)	6,610	886
	Douzone Bizon Co., Ltd. (Software)	72,758	5,096
	F&F Co., Ltd. (Textiles, apparel & luxury goods)	14,792	1,433
	Fila Korea, Ltd. (Textiles, apparel & luxury goods)	25,595	1,173
	JYP Entertainment Corporation (Entertainment)	122,738	2,563
	Koh Young Technology, Inc. (Semiconductors & semiconductor equipment)	51,243	4,675
	RFHIC Corporation (Semiconductors & semiconductor equipment)	29,435	938
			18,058
	Taiwan—18.3%
	Accton Technology Corporation (Communications equipment)	361,000	2,023
	Airtac International Group (Machinery)	257,000	3,999
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	91,000	2,911
	Bizlink Holding, Inc. (Electrical equipment)	298,000	2,242
	Elite Material Co., Ltd. (Electronic equipment, instruments & components)	482,000	2,203
	Giant Manufacturing Co., Ltd. (Leisure products)	98,000	696
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	310,000	3,955
	ITEQ Corporation (Electronic equipment, instruments & components)	536,000	2,280
	King Yuan Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	2,302,000	2,883
	Lotes Co., Ltd. (Electronic equipment, instruments & components)	157,000	1,689

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—(continued)
	Nanya Technology Corporation (Semiconductors & semiconductor equipment)	1,084,000	$3,016
	Parade Technologies, Ltd. (Semiconductors & semiconductor equipment)	212,000	4,349
	Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	504,000	1,678
	Poya International Co., Ltd. (Multiline retail)	66,000	928
	RichWave Technology Corporation (Semiconductors & semiconductor equipment)	182,000	1,032
	Sinbon Electronics Co., Ltd. (Electronic equipment, instruments & components)	854,000	3,533
	Sporton International, Inc. (Professional services)	186,000	1,322
	Taiwan Union Technology Corporation (Electronic equipment, instruments & components)	572,000	2,824
	Tripod Technology Corporation (Electronic equipment, instruments & components)	787,000	3,295
	Voltronic Power Technology Corporation (Electrical equipment)	98,100	2,340
	Win Semiconductors Corporation (Semiconductors & semiconductor equipment)	158,000	1,550
			50,748
	Thailand—2.5%
	Com7 PCL Class “F” (Specialty retail)	1,527,300	1,351
	Muangthai Capital PCL (Consumer finance)	544,000	1,158
	Tisco Financial Group PCL (Banks)	861,700	2,855
	TOA Paint Thailand PCL (Chemicals)	1,163,400	1,525
			6,889

	Emerging Latin America—18.3%
	Argentina—0.9%
*	Globant S.A. (Software)†	23,115	2,451
	Brazil—16.9%
*	Arco Platform, Ltd. Class “A” (Diversified consumer services)†	41,024	1,813
	Arezzo Industria e Comercio S.A. (Textiles, apparel & luxury goods)	57,700	918
*	BR Properties S.A. (Real estate management & development)	861,400	3,101
	Construtora Tenda S.A. (Household durables)	102,900	772
	Cyrela Brazil Realty SA Empreendimentos e Participacoes (Household durables)	680,900	5,026
	EcoRodovias Infraestrutura e Logistica S.A. (Transportation infrastructure)	280,200	1,135
	Ez Tec Empreendimentos e Participacoes S.A. (Household durables)	266,800	3,442

See accompanying Notes to Financial Statements.

72	Annual Report	December 31, 2019

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Brazil—(continued)
*	Grupo SBF S.A. (Specialty retail)	361,900	$3,165
	Hapvida Participacoes e Investimentos S.A. (Health care providers & services)	154,900	2,461
	Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	46,800	615
	IRB Brasil Resseguros S.A. (Insurance)	233,800	2,264
	Localiza Rent a Car S.A. (Road & rail)	200,229	2,360
	Magazine Luiza S.A. (Multiline retail)	413,300	4,901
	Multiplan Empreendimentos Imobiliarios S.A. (Real estate management & development)	241,300	1,986
	Notre Dame Intermedica Participacoes S.A. (Health care providers & services)	238,500	4,046
	Sul America S.A. (Insurance)	79,900	1,190
	Tegma Gestao Logistica S.A. (Road & rail)	355,700	3,329
	TOTVS S.A. (Software)	279,800	4,490
			47,014
	Peru—0.5%
*	Intercorp Financial Services, Inc. (Banks)†	29,274	1,209

	Emerging Europe, Mid-East, Africa—6.1%
	Greece—1.3%
	JUMBO S.A. (Specialty retail)	88,373	1,839
	OPAP S.A. (Hotels, restaurants & leisure)	142,713	1,855
			3,694
	Kenya—0.5%
	Safaricom plc (Wireless telecommunication services)	4,977,800	1,552
	Poland—1.7%
	CD Projekt S.A. (Entertainment)	13,476	993
*	Dino Polska S.A. (Food & staples retailing)	96,887	3,677
			4,670
	South Africa—2.1%
	Capitec Bank Holdings, Ltd. (Banks)	30,503	3,150
	Clicks Group, Ltd. (Food & staples retailing)	143,962	2,637
			5,787
	United Arab Emirates—0.5%
*	Network International Holdings plc (IT services)	155,105	1,317
	Total Common Stocks—96.9% (cost $210,002)		269,070
	Issuer	Shares or Principal Amount	Value

	Preferred Stocks
	Brazil—1.9%
*	Alpargatas S.A. (Textiles, apparel & luxury goods)	231,200	$1,908
	Randon S.A. Implementos e Participacoes (Machinery)	1,035,450	3,449
			5,357
	Total Preferred Stocks—1.9% (cost $3,947)		5,357

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.120% dated 12/31/19, due 1/2/20, repurchase price $3,610, collateralized by U.S. Treasury Bond, 2.500%, due 5/15/46 valued at $3,683	$3,610	3,610
	Total Repurchase Agreement—1.3% (cost $3,610)		3,610
	Total Investments—100.1% (cost $217,559)		278,037
	Liabilities, plus cash and other assets—(0.1)%		(416)
	Net assets—100.0%		$277,621

ADR = American Depository Receipt

* = Non-income producing security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at December 31, 2019.

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	73

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2019

At December 31, 2019, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	23.2%
Consumer Discretionary	19.4%
Industrials	19.1%
Financials	9.0%
Consumer Staples	7.5%
Health Care	6.7%
Materials	6.2%
Real Estate	4.0%
Communication Services	3.7%
Utilities	1.2%
Total	100.0%

At December 31, 2019, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	19.9%
New Taiwan Dollar	19.3%
Brazilian Real	18.4%
Yuan Renminbi	10.2%
Hong Kong Dollar	8.3%
South Korean Won	6.6%
U.S. Dollar	3.2%
Thai Baht	2.5%
Philippine Peso	2.4%
Indonesian Rupiah	2.1%
South African Rand	2.1%
Polish Zloty	1.7%
Euro	1.3%
All Other Currencies	2.0%
Total	100.0%

See accompanying Notes to Financial Statements.

74	Annual Report	December 31, 2019

Fixed Income Market Review and Outlook

The Bloomberg Barclays U.S. Aggregate Index (the “Index”) returned +8.72% during 2019 as interest rates declined and risk spreads compressed. All major segments of the Index experienced gains during the year.

The Federal Open Market Committee (FOMC) changed its course during 2019 and cut rates three times after having raised rates as recently as December 2018, citing global uncertainties and muted inflationary pressures. Interest rates of all tenors declined due to both the expectations for and actual cuts to the federal funds rate. At the end of 2019, the market predicted a steadier year for the FOMC’s federal funds rate policy; Eurodollar futures markets predicted no change to the target range during 2020.

The FOMC influenced the markets in other ways, as well. The market for repurchase agreements (repos) experienced a surge in borrowing costs in September as the combination of scheduled corporate tax obligations and Treasury coupon payments created a shortage of U.S. dollars in the market. The market remained concerned about high borrowing costs in the repo market due to dealer banks’ unwillingness to provide capital out of concerns of incurring Global Systemically Important Bank (GSIB) surcharges. The FOMC took two actions to ensure adequate systemic liquidity: it directed purchases of Treasury bills of $60 billion per month at least into the second quarter of 2020, and it supported overnight and term repo operations through January of 2020. These events reduced repo market rates and Treasury bill rates during the fourth quarter of 2019.

U.S. Treasury Inflation-Protected Securities (TIPS) performed in-line with fixed-rate Treasuries after controlling for differences in maturity during 2019. Market-implied breakeven inflation rates remained at levels below the FOMC’s stated objective of 2.0%-2.5% per year.

Agency mortgage-backed securities outperformed Treasuries after controlling for the effects of duration. The best-performing segments of the market were higher-coupon 30-year pools (coupons of 5.5% and higher). Many lower-coupon pools experienced higher prepayment activity in light of the decline in interest rates during the year.

Corporate bonds of all tenors, credit qualities and sectors outperformed similar-maturity Treasury instruments during the year. BBB-rated bonds outperformed corporate bonds rated above A3/A-. Long maturity corporate bonds outperformed short maturity corporate bonds. BB- and B-rated high yield corporate bonds outperformed investment-grade corporate bonds. The average risk spread of the Bloomberg Barclays U.S. Corporate Index at the end of the quarter was near its lowest levels since the Global Financial Crisis.

We believe that the FOMC will be measured in its decisions to change the target range of the federal funds rate in 2020. The U.S. economy is growing, albeit at a low rate. Inflationary pressures are benign, and inflation projections are below the FOMC’s longer-term objective of 2.0%-2.5%. We believe that the FOMC will react appropriately to shocks and will be cautious to prevent a deterioration to inflationary pressures.

We believe that selective opportunities exist in the spread sectors relative to fixed-rate Treasuries. The shape of the yield curve normalized after the FOMC cut rates during 2019, and we believe the curve will continue to steepen as the FOMC supports the front end of the curve by purchasing $60 billion of Treasury bills per month while longer-term rates remain range-bound.

We believe that U.S. TIPS are an attractive alternative to fixed-rate Treasuries to mitigate the effects of unexpected inflationary pressures. U.S. TIPS have market-implied breakeven inflation rates that are below the FOMC’s stated longer-term target range of 2.0%-2.5%.

We believe that opportunities exist in higher-coupon segments of the agency mortgage-backed securities (MBS) market. We believe that higher-coupon segments (30-year MBS coupon rates of 5.5% and above) of the agency MBS market offer attractive spreads and a defensive duration profile. Prepayment protection is critical in this lower interest rate regime. We mitigate this risk by focusing on specified pools comprised of borrowers that do not have the economic incentive to refinance their loans: low-loan balance pools. We find other segments of the MBS market unappealing. 30-year pools with coupons of 3.5% and below offer little risk premium due to ongoing sponsorship from the FOMC. 30-year pools with coupons of 4.0%-5.0% may experience increased refinance activity due to the recent decline in interest rates.

We believe that there are selective opportunities in the corporate bond market, although the market carries risks. Global trade tensions and the U.S. election cycle could drive volatility in corporate bonds over the near-term. Valuations are tight; credit risk spreads compressed during 2019 to levels that are low compared to both long- and near-term history. On a positive note, the new issue market remains open and robust; companies have access to capital in the debt markets. We believe there are idiosyncratic opportunities that can generate attractive income in a low-but-stable interest rate regime. We find these opportunities in longer-maturity investment-grade bonds, BBB-rated bonds and some higher-quality high yield corporate bonds (primarily BB-rated), subject to fund guidelines.

December 31, 2019	William Blair Funds	75

Bond Fund

The Bond Fund seeks to outperform the Bloomberg Barclays U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Paul J. Sularz Christopher T. Vincent

The William Blair Bond Fund (Class N shares) returned 11.09%, net of fees, for the twelve months ended December 31, 2019. By comparison, the Fund’s benchmark index, the Bloomberg Barclays U.S. Aggregate Index (the “Index”), returned 8.72%.

The Fund experienced favorable security selection results from its investment-grade corporate bond holdings. The Fund held an overweight allocation to longer maturity segments of the corporate bond market, and the Fund experienced contributions from positions in bonds issued by AT&T and Brookfield Asset Management. Sector positioning also contributed to performance, as the Fund was underweight to fixed-rate Treasuries in favor of corporate bonds. Selection of higher-coupon agency mortgage-backed securities (MBS) also impacted results favorably, as low loan balance specified pools experienced stable and manageable prepayment experiences despite the declining interest rate environment. The Fund’s selection of high yield corporate bonds was also additive to performance.

There were some factors that detracted from results during the year. Credit risk hedging in the Fund detracted from results as the credit market rallied throughout the year. A position in bonds issued by Chemours detracted modestly from performance. Finally, an allocation to U.S. TIPS had a small, negative impact on returns during the year.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 75.

76	Annual Report	December 31, 2019

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2019
	1 Year	3 Year	5 Year	10 Year
Class N	11.09%	4.02%	3.23%	4.31%
Class I	11.22	4.21	3.41	4.48
Class R6	11.39	4.31	3.50	4.61
Bloomberg Barclays U.S. Aggregate Index	8.72	4.03	3.05	3.75

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg Barclays U.S. Aggregate Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2019. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

December 31, 2019	William Blair Funds	77

Bond Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—56.4%
U.S. Treasury Inflation Indexed Notes/Bonds—5.1%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$10,879	$14,520
U.S. Treasury—0.4%
U.S. Treasury Bill, 1.559%, due 10/8/20(a)	1,000	988
Federal Home Loan Mortgage Corp. (FHLMC)—14.9%
#J02986, 6.500%, due 7/1/21	3	4
#G12720, 5.500%, due 6/1/22	9	9
#G14150, 4.500%, due 4/1/26	729	783
#J16051, 4.500%, due 7/1/26	431	464
#G02210, 7.000%, due 12/1/28	38	43
#G02183, 6.500%, due 3/1/30	5	6
#G01400, 7.000%, due 4/1/32	392	456
#G01728, 7.500%, due 7/1/32	67	81
#C01385, 6.500%, due 8/1/32	52	58
#C01623, 5.500%, due 9/1/33	60	67
#A15039, 5.500%, due 10/1/33	2	2
#A17603, 5.500%, due 1/1/34	1,394	1,570
#G01843, 6.000%, due 6/1/35	12	14
#G03711, 6.000%, due 6/1/37	390	450
#A62858, 6.500%, due 7/1/37	69	78
#G03170, 6.500%, due 8/1/37	122	140
#G04053, 5.500%, due 3/1/38	496	557
#A78138, 5.500%, due 6/1/38	187	212
#G04466, 5.500%, due 7/1/38	10,365	11,753
#G60366, 6.000%, due 10/1/39	10,344	11,874
#G05875, 5.500%, due 2/1/40	384	432
#G61450, 6.000%, due 4/1/40	10,458	12,087
#G61050, 5.500%, due 3/1/41	388	439
#C03665, 9.000%, due 4/1/41	296	348
Total FHLMC Mortgage Obligations		41,927
Federal National Mortgage Association (FNMA)—36.0%
#900725, 6.000%, due 8/1/21	6	6
#893325, 7.000%, due 9/1/21	2	2
#AC5410, 4.500%, due 10/1/24	152	160
#AC9560, 5.000%, due 1/1/25	615	643
#255956, 5.500%, due 10/1/25	7	8
#AL2853, 4.500%, due 6/1/26	3,206	3,426
#AL9730, 4.500%, due 2/1/27	1,009	1,083
#AL2134, 4.000%, due 7/1/27	159	168
#AL9857, 4.000%, due 2/1/29	1,609	1,683
#AS1902, 4.000%, due 3/1/29	484	514
#252925, 7.500%, due 12/1/29	1	1
#AD0729, 7.500%, due 12/1/30	2,833	3,254
#535977, 6.500%, due 4/1/31	5	5
#253907, 7.000%, due 7/1/31	1	1
#587849, 6.500%, due 11/1/31	5	5
#545437, 7.000%, due 2/1/32	31	35
#545759, 6.500%, due 7/1/32	260	292
#545869, 6.500%, due 7/1/32	849	969
#670385, 6.500%, due 9/1/32	389	446
#254548, 5.500%, due 12/1/32	25	28
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#AD0725, 7.000%, due 12/1/32		$1,291	$1,493
#741850, 5.500%, due 9/1/33		306	344
#555800, 5.500%, due 10/1/33		29	32
#CA2754, 4.500%, due 11/1/33		776	842
#756153, 5.500%, due 11/1/33		318	357
#AL3455, 5.500%, due 11/1/33		4,101	4,617
#AL3401, 5.500%, due 2/1/34		818	922
#763798, 5.500%, due 3/1/34		54	61
#725611, 5.500%, due 6/1/34		64	72
#745563, 5.500%, due 8/1/34		382	430
#AL6413, 8.000%, due 8/1/34		404	457
#794474, 6.000%, due 10/1/34		32	37
#745092, 6.500%, due 7/1/35		204	231
#357944, 6.000%, due 9/1/35		8	9
#AL6412, 7.500%, due 9/1/35		636	720
#AD0979, 7.500%, due 10/1/35		41	48
#888305, 7.000%, due 3/1/36		6	8
#895637, 6.500%, due 5/1/36		38	44
#831540, 6.000%, due 6/1/36		15	17
#893318, 6.500%, due 8/1/36		7	8
#831926, 6.000%, due 12/1/36		415	476
#902974, 6.000%, due 12/1/36		109	125
#AB0265, 6.000%, due 2/1/37		8,506	9,819
#938440, 6.000%, due 7/1/37		62	72
#948689, 6.000%, due 8/1/37		103	118
#AL6411, 7.000%, due 12/1/37		1,506	1,688
#AL0904, 5.500%, due 1/1/38		77	86
#986856, 6.500%, due 9/1/38		93	110
#FM1735, 6.500%, due 10/1/38		4,796	5,684
#991911, 7.000%, due 11/1/38		102	116
#AD0752, 7.000%, due 1/1/39		423	516
#AC1619, 5.500%, due 8/1/39		274	308
#FM1736, 6.500%, due 10/1/39		7,786	9,061
#AD7137, 5.500%, due 7/1/40		2,936	3,346
#BM1689, 5.500%, due 8/1/40		2,391	2,693
#AI1201, 5.500%, due 4/1/41		3,588	4,088
#AL5815, 5.500%, due 4/1/41		2,918	3,324
#BM3525, 6.000%, due 4/1/41		10,259	11,770
#AL9226, 5.500%, due 12/1/41		12,098	13,689
#AL9225, 6.000%, due 1/1/42		5,366	6,159
#BM5121, 5.500%, due 12/1/48		4,375	4,973
Total Federal National Mortgage Association			101,699

Asset-Backed Securities—1.9%
Tesla Auto Lease Trust—144A, 2018-A, Tranche D, 3.300%, 5/20/20	Aaa	1,525	1,526
Centre Point Funding LLC—144A, 2012-2A, Tranche 1, 2.610%, 8/20/21	A1	320	320
Tesla Auto Lease Trust—144A, 2019-A, Tranche E, 5.480%, 5/22/23	Ba3	1,000	1,005
Oxford Finance Funding LLC—144A, 2019-1A, Tranche B, 5.438%, 2/15/27	BBB	1,180	1,202

See accompanying Notes to Financial Statements.

78	Annual Report	December 31, 2019

Bond Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Asset-Backed Securities—(continued)
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 1M USD LIBOR + 2.500%, 4.240%, 1/15/43, VRN	AAA	$1,422	$1,425
Total Asset-Backed Securities			5,478

Corporate Obligations—38.3%
John Deere Capital Corporation, 3M USD LIBOR + 0.180%, 2.223%, due 1/7/20, VRN	A	2,000	2,000
Caterpillar Financial Services Corporation, 2.100%, due 1/10/20	A	1,057	1,057
Fresenius Medical Care US Finance II, Inc.—144A, 5.875%, due 1/31/22	BBB	2,000	2,141
Masco Corporation, 5.950%, due 3/15/22	BBB	2,750	2,956
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	BBB+	2,500	2,612
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	2,750	2,882
Itau Unibanco Holding S.A.—144A, 5.125%, due 5/13/23	Ba3	1,400	1,478
Wells Fargo & Co., 4.480%, due 1/16/24	A	1,500	1,621
Lennar Corporation, 4.500%, due 4/30/24	BBB-	2,450	2,596
Banco Inbursa S.A. Institucion de Banca Multiple—144A, 4.125%, due 6/6/24	BBB+	2,000	2,076
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	2,000	2,091
Centene Corporation, 4.750%, due 1/15/25	BBB-	1,750	1,821
Booz Allen Hamilton, Inc.—144A, 5.125%, due 5/1/25	B+	1,400	1,443
DaVita, Inc., 5.000%, due 5/1/25	Ba3	1,400	1,443
Simon Property Group L.P., 3.300%, due 1/15/26	A	2,750	2,897
Penske Automotive Group, Inc., 5.500%, due 5/15/26	Ba3	1,500	1,574
Xylem, Inc., 3.250%, due 11/1/26	BBB	2,225	2,306
Netflix, Inc., 4.375%, due 11/15/26	BB-	1,400	1,438
Fibria Overseas Finance, Ltd., 5.500%, due 1/17/27	BBB-	2,000	2,193
Hess Corporation, 4.300%, due 4/1/27	BBB-	2,750	2,935
Sirius XM Radio, Inc.—144A, 5.000%, due 8/1/27	BB	1,400	1,480
Lear Corporation, 3.800%, due 9/15/27	Baa2	2,750	2,780
Motorola Solutions, Inc., 4.600%, due 2/23/28	BBB-	2,750	2,985
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
The Kroger Co., 8.000%, due 9/15/29	Baa1	$2,250	$3,096
United Rentals North America, Inc., 5.250%, due 1/15/30	BB-	1,500	1,617
Owens Corning, 7.000%, due 12/1/36	BBB	2,250	2,807
Yum! Brands, Inc., 6.875%, due 11/15/37	B+	1,250	1,454
ConocoPhillips, 6.500%, due 2/1/39	A	2,000	2,919
Citigroup, Inc., 5.875%, due 1/30/42	A	2,000	2,820
Bank of America Corporation, 5.875%, due 2/7/42	A+	2,000	2,846
Cox Communications, Inc.—144A, 4.700%, due 12/15/42	BBB+	2,500	2,716
JPMorgan Chase & Co., 4.850%, due 2/1/44	AA-	2,250	2,881
Orbia Advance Corp S.A.B. de C.V.—144A, 5.875%, due 9/17/44	BBB	2,250	2,379
AbbVie, Inc., 4.700%, due 5/14/45	A-	2,750	3,078
ERP Operating L.P., 4.500%, due 6/1/45	A	2,500	2,984
Apple, Inc., 4.650%, due 2/23/46	AA+	2,250	2,827
PepsiCo, Inc., 4.450%, due 4/14/46	A+	2,250	2,768
Brookfield Finance, Inc., 4.700%, due 9/20/47	A-	2,750	3,168
Union Pacific Corporation, 4.300%, due 3/1/49	A-	2,500	2,893
Microsoft Corporation, 4.750%, due 11/3/55	AAA	2,250	3,010
AT&T, Inc., 5.700%, due 3/1/57	A-	2,250	2,910
Comcast Corporation, 4.950%, due 10/15/58	A-	2,250	2,936
Altria Group, Inc., 6.200%, due 2/14/59	A3	2,250	2,685
Corning, Inc., 5.850%, due 11/15/68	BBB+	2,400	2,869
Petrobras Global Finance BV, 6.850%, due 6/5/15	Ba2	1,250	1,433
Total Corporate Obligations			107,901
Total Long-Term Investments—96.6% (cost $259,774)			272,513

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	79

Bond Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreements
Fixed Income Clearing Corporation, 0.120% dated 12/31/19, due 1/2/20, repurchase price $5,170, collateralized by U.S. Treasury Bond, 2.500%, due 5/15/46 valued at $5,274	$5,170	$5,170
Total Repurchase Agreement—1.8% (cost $5,170)		5,170

Commercial Paper
Anheuser-Busch InBev S.A., 1.979%, due 1/6/20†	1,000	1,000
The Western Union Co., 2.100%, due 1/3/20	2,000	2,000
Total Commercial Paper—1.1% (cost $3,000)		3,000
Total Investments—99.5% (cost $267,944)		280,683
Issuer	Principal Amount	Value

Securities Sold, Not Yet Purchased

U.S. Government Agency—(5.4)%
Federal National Mortgage Association (FNMA)—(5.4)%
TBA, 3.000%, due 1/14/50	$(15,000)	$(15,214)
Total Securities Sold, Not Yet Purchased—(5.4)% (proceeds $15,174)		(15,214)
Cash and other assets, less liabilities—5.9%		16,666
Net assets—100.0%		$282,135

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after December 31, 2019. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

† = U.S. listed foreign security

(a) Security, or a portion of security, is segregated as collateral for the centrally cleared credit default swaps, aggregating a total of $682 (in thousands).

Centrally Cleared Credit Default Swaps

Reference Entity	Buy/Sell Protection	Fixed Deal Pay Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY-33	Buy	5.000%	3M	December 2024	ICE	$9,900	$(591)	$(972)	$(381)
CDX.EM-32	Buy	1.000%	3M	December 2024	ICE	5,000	275	166	(109)
CDX.NA.IG-33	Buy	1.000%	3M	December 2029	ICE	10,000	46	(90)	(136)
Total net unrealized appreciation (depreciation) on swaps									$(626)

See accompanying Notes to Financial Statements.

80	Annual Report	December 31, 2019

Income Fund

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Christopher T. Vincent

The William Blair Income Fund (Class N shares) returned 5.92%, net of fees, for the twelve months ended December 31, 2019. By comparison, the Fund’s benchmark index, the Bloomberg Barclays Intermediate Government/Credit Bond Index (the “Index”), returned 6.80%.

The Fund’s interest rate positioning detracted from results. The Fund is designed to have less duration than the Index, as the Index’s composition has become dominated by fixed-rate U.S. Treasuries. This hindered results during a period of declining interest rates. In addition, the Fund was underweight to corporate bonds, and in particular BBB-rated corporate bonds, and these themes hindered results as corporate bonds outperformed and BBB-rated corporate bonds had notably strong returns.

There were some factors that contributed to returns. Sector positioning contributed to performance, as the Fund was underweight to fixed-rate Treasuries in favor of high-coupon MBS. The Fund also experienced favorable selection of investment-grade corporate bonds, with particular contributions coming from bonds issued by Kroger, Brookfield and Toll Brothers.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 75.

December 31, 2019	William Blair Funds	81

Income Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2019
					Since
	1 Year	3 Year	5 Year	10 Year	Inception(a)
Class N	5.92%	2.13%	1.84%	2.77%	—
Class I	6.24	2.37	2.10	3.01	—
Class R6	—	—	—	—	3.18%
Bloomberg Barclays Intermediate Government/ Credit Bond Index	6.80	3.24	2.57	3.05	4.24
(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg Barclays Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2019. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

82	Annual Report	December 31, 2019

Income Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

U.S. Government and U.S. Government Agency—68.1%
U.S. Treasury Inflation Indexed Notes/Bonds—3.0%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$1,174	$1,567
Federal Home Loan Mortgage Corp. (FHLMC)—9.8%
#E02490, 6.000%, due 4/1/23	26	27
#J13022, 4.000%, due 9/1/25	240	251
#G14150, 4.500%, due 4/1/26	69	74
#J16051, 4.500%, due 7/1/26	520	559
#G15030, 4.000%, due 3/1/29	164	175
#A17603, 5.500%, due 1/1/34	404	454
#G01705, 5.500%, due 6/1/34	754	836
#A45790, 7.500%, due 5/1/35	82	92
#G04126, 6.000%, due 6/1/37	188	217
#G04564, 6.000%, due 12/1/37	144	165
#G05566, 5.500%, due 12/1/38	102	114
#G05875, 5.500%, due 2/1/40	77	86
#G61450, 6.000%, due 4/1/40	1,568	1,812
#C03665, 9.000%, due 4/1/41	144	169
Total FHLMC Mortgage Obligations		5,031
Federal National Mortgage Association (FNMA)—55.3%
#735574, 8.000%, due 3/1/22	15	15
FNR G93-19 SH, 1M USD LIBOR + 56.169%, 11.234%, due 4/25/23, VRN	11	12
#982885, 5.000%, due 5/1/23	134	141
#933985, 5.500%, due 8/1/23	64	66
#255956, 5.500%, due 10/1/25	22	24
#AH0971, 4.000%, due 12/1/25	257	268
#AL2853, 4.500%, due 6/1/26	415	443
#AJ6954, 4.000%, due 11/1/26	111	117
#AL9730, 4.500%, due 2/1/27	807	867
#256639, 5.000%, due 2/1/27	5	5
#806458, 8.000%, due 6/1/28	67	74
#AL9857, 4.000%, due 2/1/29	4,882	5,106
#880155, 8.500%, due 7/1/29	137	156
#797846, 7.000%, due 3/1/32	30	31
#745519, 8.500%, due 5/1/32	47	52
#654674, 6.500%, due 9/1/32	33	37
#AD0725, 7.000%, due 12/1/32	551	637
#254693, 5.500%, due 4/1/33	4	5
#555531, 5.500%, due 6/1/33	42	47
#711736, 5.500%, due 6/1/33	60	67
#555591, 5.500%, due 7/1/33	7	8
#CA2754, 4.500%, due 11/1/33	424	460
#AL3455, 5.500%, due 11/1/33	1,204	1,356
#725424, 5.500%, due 4/1/34	45	50
#AL6413, 8.000%, due 8/1/34	197	223
#AL6412, 7.500%, due 9/1/35	477	540
#888884, 5.500%, due 12/1/35	100	112
#928658, 6.500%, due 9/1/37	16	18
#889371, 6.000%, due 1/1/38	1,887	2,178
#FM1735, 6.500%, due 10/1/38	1,357	1,608
#991911, 7.000%, due 11/1/38	65	74
#FM1736, 6.500%, due 10/1/39	1,288	1,499
	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#BM1689, 5.500%, due 8/1/40		$323	$364
#AL5815, 5.500%, due 4/1/41		417	475
#BM3525, 6.000%, due 4/1/41		910	1,045
#AL9226, 5.500%, due 12/1/41		3,823	4,326
#BM1328, 6.000%, due 1/1/42		1,542	1,779
#AL9225, 6.000%, due 1/1/42		1,476	1,694
#BM5121, 5.500%, due 12/1/48		2,122	2,412
Total Federal National Mortgage Association (FNMA)			28,391

Asset-Backed Securities—1.6%
Tesla Auto Lease Trust—144A, 2018-A, Tranche C, 2.970%, 4/20/20	Aaa	150	150
Oxford Finance Funding LLC—144A, 2019-1A, Tranche A2, 4.459%, 2/15/27	A	500	508
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 1M USD LIBOR + 2.500%, 4.240%, 1/15/43, VRN	AAA	142	142
Total Asset-Backed Securities			800

Corporate Obligations—29.6%
HSBC Holdings plc, 3M USD LIBOR + 2.240%, 4.125%, due 3/8/21, VRN	A+	500	511
Chevron Corporation, 3M USD LIBOR + 0.950%, 2.854%, due 5/16/21, VRN	AA	500	506
The Boeing Co., 2.300%, due 8/1/21	A	550	553
Apple, Inc., 1.550%, due 8/4/21	AA+	550	548
FedEx Corporation, 3.400%, due 1/14/22	BBB	500	514
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	BBB+	500	522
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	500	524
Ryder System, Inc., 3.750%, due 6/9/23	A-	550	575
Wells Fargo & Co., 4.480%, due 1/16/24	A	550	594
The Goldman Sachs Group, Inc., 4.000%, due 3/3/24	A	550	586
Bank of America Corporation, 3M USD LIBOR + 0.780%, 3.550%, due 3/5/24, VRN	A+	650	675
Mitsubishi UFJ Financial Group, Inc., 3.407%, due 3/7/24	A1	550	574
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	500	523
AbbVie, Inc., 3.600%, due 5/14/25	A-	550	582

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	83

Income Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Corporate Obligations—(continued)
ERP Operating L.P., 3.375%, due 6/1/25	A	$550	$579
Comcast Corporation, 3.950%, due 10/15/25	A-	500	546
Capital One Financial Corporation, 4.200%, due 10/29/25	Baa1	500	540
Intercontinental Exchange, Inc., 3.750%, due 12/1/25	A	550	593
Simon Property Group L.P., 3.300%, due 1/15/26	A	550	579
AT&T, Inc., 4.125%, due 2/17/26	A-	550	597
ConocoPhillips Co., 4.950%, due 3/15/26	A	500	576
Brookfield Finance, Inc., 4.250%, due 6/2/26	A-	550	598
Motorola Solutions, Inc., 4.600%, due 2/23/28	BBB-	500	543
Roper Technologies, Inc., 4.200%, due 9/15/28	BBB+	500	548
Quest Diagnostics, Inc., 4.200%, due 6/30/29	BBB+	500	553
United Parcel Service, Inc., 2.500%, due 9/1/29	A	620	619
The Kroger Co., 8.000%, due 9/15/29	Baa1	400	551
Total Corporate Obligations			15,209
Total Long-Term Investments—99.3% (cost $50,577)			50,998

Repurchase Agreement
Fixed Income Clearing Corporation, 0.120% dated 12/31/19, due 1/2/20, repurchase price $154, collateralized by U.S. Treasury Bond, 2.500%, due 5/15/46 valued at $160		154	154
Total Repurchase Agreement—0.3% (cost $154)			154
Total Investments—99.6% (cost $50,731)			51,152

	Principal
Issuer	Amount	Value

Securities Sold , Not Yet Purchased

U.S. Government Agency—(9.8)%
Federal National Mortgage Association (FNMA)—(9.8)%
TBA, 2.500%, due 1/16/35	$(5,000)	$(5,046)
Total Securities Sold, Not Yet Purchased—(9.8)% (proceeds $5,034)		(5,046)
Cash and other assets, less liabilities—10.2%		5,237
Net assets—100.0%		$51,343

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after December 31, 2019. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

84	Annual Report	December 31, 2019

Low Duration Fund

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Paul J. Sularz Christopher T. Vincent

The William Blair Low Duration Fund (Class N shares) returned 3.48%, net of fees, for the twelve months ended December 31, 2019. By comparison, the Fund’s benchmark index, the ICE BofAML 1-Year US Treasury Note Index (the “Index”), returned 2.93%.

The Fund’s holdings of higher-coupon agency mortgage-backed securities (MBS) contributed to performance. The Fund held low loan balance specified pools experienced stable and manageable prepayment experiences despite the declining interest rate environment. The Fund’s positioning within corporate bonds also contributed to performance during the year, as the Fund’s exposure shifted out of floating-rate instruments into fixed-rate instruments as the Fed’s policy changed during the year. There were some factors that detracted from performance during the year. The Fund hedged some of its interest rate risk using mortgage to-be announced (TBA) contracts, and these hedges hindered results as interest rates fell.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 75.

December 31, 2019	William Blair Funds	85

Low Duration Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2019
	1 Year	3 Year	5 Year	10 Year
Class N	3.48%	1.70%	1.25%	1.32%
Class I	3.52	1.84	1.44	1.48
Class R6	3.69	1.93	1.49	1.59
ICE BofAML 1-Year US Treasury Note Index	2.93	1.78	1.25	0.81

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The ICE BofAML 1-Year US Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on December 31, 2019. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

86	Annual Report	December 31, 2019

Low Duration Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government Agency—61.6%
Federal Home Loan Mortgage Corp. (FHLMC)—13.0%
#B19222, 4.500%, due 4/1/20	$2	$2
#G11836, 5.500%, due 12/1/20	1	1
#E02322, 5.500%, due 5/1/22	8	8
#G12725, 6.000%, due 6/1/22	36	37
#J08450, 5.500%, due 7/1/23	13	13
#J08703, 5.500%, due 9/1/23	17	17
#C00351, 8.000%, due 7/1/24	23	25
#J11208, 5.000%, due 11/1/24	31	33
#G00363, 8.000%, due 6/1/25	37	40
#C80329, 8.000%, due 8/1/25	7	8
#G14402, 4.000%, due 2/1/27	170	178
#G04821, 8.500%, due 7/1/31	1,387	1,668
#G04641, 6.000%, due 6/1/38	1,045	1,197
#A81372, 6.000%, due 8/1/38	143	158
#G04687, 6.000%, due 9/1/38	45	52
#G04745, 6.000%, due 9/1/38	174	200
#G06085, 6.500%, due 9/1/38	43	49
#G60680, 6.500%, due 9/1/39	701	829
#G61450, 6.000%, due 4/1/40	4,703	5,435
Total FHLMC Mortgage Obligations		9,950
Federal National Mortgage Association (FNMA)—48.6%
#357865, 5.000%, due 7/1/20	4	5
#879607, 5.500%, due 4/1/21	5	5
#831497, 6.000%, due 4/1/21	26	26
#831525, 5.500%, due 6/1/21	8	8
#880993, 6.000%, due 1/1/22	2	2
#888982, 6.000%, due 12/1/22	45	46
#972934, 5.500%, due 2/1/23	54	56
#889670, 5.500%, due 6/1/23	11	12
#AE0011, 5.500%, due 9/1/23	11	11
#995395, 6.000%, due 12/1/23	31	32
#190988, 9.000%, due 6/1/24	4	4
#AL8529, 6.000%, due 11/1/24	4,735	4,926
#AL2853, 4.500%, due 6/1/26	1,315	1,405
#AL9730, 4.500%, due 2/1/27	1,211	1,300
#AL9857, 4.000%, due 2/1/29	4,137	4,327
#555933, 7.000%, due 6/1/32	370	420
#CA2754, 4.500%, due 11/1/33	127	138
#AL6413, 8.000%, due 8/1/34	229	259
#AL6412, 7.500%, due 9/1/35	795	900
#886762, 7.000%, due 9/1/36	199	236
#888530, 7.500%, due 8/1/37	1,509	1,825
#AL6411, 7.000%, due 12/1/37	1,506	1,688
#FM1735, 6.500%, due 10/1/38	2,423	2,871
#AD0100, 7.000%, due 12/1/38	516	615
#FM1736, 6.500%, due 10/1/39	3,111	3,620
#BM3525, 6.000%, due 4/1/41	2,913	3,342
#AL9226, 5.500%, due 12/1/41	2,682	3,035
#AL9225, 6.000%, due 1/1/42	2,415	2,771
#BM1328, 6.000%, due 1/1/42	1,482	1,711
#BM5121, 5.500%, due 12/1/48	1,400	1,591
Total FNMA Mortgage Obligations		37,187
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Asset-Backed Securities—10.6%
GM Financial Consumer Automobile Receivables Trust, 2018-3, Tranche A2B, 1M USD LIBOR + 0.110%, 1.850%, 7/16/21, VRN	AAA	$459	$459
PFS Financing Corporation—144A, 2018-A, Tranche A, 1M USD LIBOR + 0.400%, 2.140%, 2/17/22, VRN	AAA	1,500	1,499
Chase Issuance Trust, 2015-A4, Tranche A4, 1.840%, 4/15/22	AAA	1,000	1,000
Honda Auto Receivables Owner Trust, 2019-3, Tranche A2, 1.900%, 4/15/22	AAA	500	500
Mercedes-Benz Master Owner Trust—144A, 2017-BA, Tranche A, 1M LIBOR + 0.420%, 2.160%, 5/16/22, VRN	Aaa	1,280	1,281
American Express Credit Account Master Trust, 2017-3, Tranche A, 1.770%, 11/15/22	AAA	1,000	1,000
Tesla Auto Lease Trust—144A, 2019-A, Tranche C, 2.680%, 1/20/23	A2	675	673
Oxford Finance Funding LLC—144A, 2019-1A, Tranche A2, 4.459%, 2/15/27	A	1,000	1,015
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 1M USD LIBOR + 2.500%, 4.240%, 1/15/43, VRN	AAA	668	670
Total Asset-Backed Securities			8,097

Corporate Obligations—25.5%
National Australia Bank Ltd.—144A, 3M USD LIBOR + 0.510%, 2.409%, due 5/22/20, VRN	AA-	1,500	1,503
Apple, Inc., 3M USD LIBOR + 1.130%, 3.040%, due 2/23/21, VRN	AA+	550	557
JPMorgan Chase & Co., 3M USD LIBOR + 1.480%, 3.387%, due 3/1/21, VRN	AA-	1,500	1,520
Wells Fargo & Co., 3M USD LIBOR + 1.340%, 3.240%, due 3/4/21, VRN	A+	1,500	1,519
HSBC Holdings plc, 3M USD LIBOR + 2.240%, 4.125%, due 3/8/21, VRN	A+	1,500	1,533
Bank of America Corporation, 3M USD LIBOR + 1.420%, 3.386%, due 4/19/21, VRN	A+	1,000	1,016
The Goldman Sachs Group, Inc., 3M USD LIBOR + 1.360%, 3.300%, due 4/23/21, VRN	A	1,000	1,013

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	87

Low Duration Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
The Boeing Co., 2.300%, due 8/1/21	A	$1,500	$1,509
Barclays plc, 3M USD LIBOR + 2.110%, 4.011%, due 8/10/21, VRN	A	1,500	1,536
Verizon Communications, Inc., 3.125%, due 3/16/22	A-	1,000	1,027
Bristol-Myers Squibb Co.—144A, 2.600%, due 5/16/22	A+	1,000	1,017
Ryder System, Inc., 2.875%, due 6/1/22	A-	1,500	1,523
AT&T, Inc., 3.000%, due 6/30/22	A-	1,500	1,533
Mitsubishi UFJ Financial Group, Inc., 2.623%, due 7/18/22	A1	1,150	1,166
Lloyds Bank plc, 2.250%, due 8/14/22	Aa3	1,500	1,509
Total Corporate Obligations			19,481
Total Long-Term Investments—97.7% (cost $74,943)			74,715

Repurchase Agreement
Fixed Income Clearing Corporation, 0.120% dated 12/31/19, due 1/2/20, repurchase price $1,688, collateralized by U.S. Treasury Bond, 2.500%, due 5/15/46 valued at $1,725		1,688	1,688
Total Repurchase Agreement—2.2% (cost $1,688)			1,688
Total Investments—99.9% (cost $76,631)			76,403

Issuer	Principal Amount	Value

Securities Sold , Not Yet Purchased

U.S. Government Agency
Federal National Mortgage Association (FNMA)—(19.8)%
TBA, 2.500%, due 1/16/35	$(15,000)	$(15,138)
Total Securities Sold, Not Yet Purchased—(19.8)% (proceeds $15,101)		(15,138)
Cash and other assets, less liabilities—19.9%		15,250
Net assets—100.0%		$76,515

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after December 31, 2019. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

88	Annual Report	December 31, 2019

Macro Allocation Fund

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Thomas Clarke Brian D. Singer

The William Blair Macro Allocation Fund (Class N shares) posted a 3.97% increase, net of fees, for the twelve months ended December 31, 2019. By comparison, the Fund’s benchmark index, the ICE BofAML US 3-Month Treasury Bill Index (the “Index”), increased 2.28%.

The Fund had positive performance from both the market segment (i.e., equity and fixed income) and the currency segment. The largest contributors within the Fund’s market-oriented exposures included long exposures to Greece, Brazil, France, Spain and United States equities. Detractors within the market segment included short exposures to European government bonds, as well as to Canada and Netherlands equities. Within the Fund’s currency segment, the largest contributors to performance were long exposures to the Mexican peso, Philippines peso and Russian ruble, and short exposure to the Euro. Detracting from performance within currencies were short exposures to the Thai baht and Indonesian rupiah, and long exposure to the Swedish krona.

Following another year of equity market buoyancy, we only see marginal medium-term upside opportunities across equities in general, and we are not inclined to chase prices higher via materially long exposures. As part of our navigation of the central bank-influenced environment, we have recently made modest increases to our overall equity exposure in portfolios and finished the year with a larger total equity position than we began. However, our overall beta and risk postures are still slightly below expected long-term central tendencies. Two major geopolitical risks-the trade dispute between the U.S. and China and a “no-deal” Brexit-have subsided but not yet altogether disappeared. The Fund’s market segment is moderately long of equities, with long exposures within emerging markets, developed European markets and the U.S. The market segment is also slightly long of fixed income securities, mostly in U.S. government bonds.

Within currencies, the Fund’s strategy remains long of emerging market currencies such as the Philippine peso, Mexican peso and Indian rupee, and the largest short exposures are in the Thai baht, Euro and New Zealand dollar.

December 31, 2019	William Blair Funds	89

Macro Allocation Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2019
				Since
	1 Year	3 Year	5 Year	Inception
Class N(a)	3.97%	2.54%	0.62%	4.27%
Class I(a)	4.14	2.81	0.88	4.53
ICE BofAML US 3-Month Treasury Bill Index(a)	2.28	1.67	1.07	0.69
Class R6(b)	4.29	2.91	0.99	1.58
ICE BofAML US 3-Month Treasury Bill Index(b)	2.28	1.67	1.07	0.87

(a)	Since inception is for the period from November 29, 2011 (Commencement of Operations) to December 31, 2019.
(b)	Since inception is for the period from October 21, 2013 (Commencement of Operations) to December 31, 2019.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The ICE BofAML US 3-Month Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

This report identifies the Fund’s investments on December 31, 2019. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Portfolio Allocation (Unaudited)

The table below provides the allocation of the Fund’s holdings as a percent of net assets as of December 31, 2019.

% of net
Category	assets
Equity Exchange-Traded Funds	64.8%
Fixed Income Exchange-Traded Funds	4.2
Foreign Government Bond	2.3
Repurchase Agreement	3.5
U.S. Government	26.1
Liabilities, Plus Cash and Other Assets	(0.9)
Net Assets	100.0%

90	Annual Report	December 31, 2019

Macro Allocation Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

	Shares or
	Principal
Issuer	Amount		Value

Exchange-Traded Funds—69.0%
Equity Exchange-Traded Funds—64.8%
Consumer Staples Select Sector SPDR Fund		184,900	$11,645
Dragon Capital-Vietnam Enterprise Investments, Ltd. Class “C”		2,464,700	15,491
Global X MSCI Greece ETF		2,114,400	21,419
iShares Core MSCI Emerging Markets ETF		567,400	30,503
iShares MSCI Brazil ETF		322,900	15,322
iShares MSCI Chile ETF		225,500	7,516
iShares MSCI India ETF		434,900	15,287
iShares MSCI Malaysia ETF		257,500	7,341
SPDR S&P 500 ETF Trust		1,113,300	358,327
Utilities Select Sector SPDR Fund		28,800	1,861
VanEck Vectors Russia ETF		73,500	1,835
Total Equity Exchange-Traded Funds			486,547
Fixed Income Exchange-Traded Funds—4.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF		176,800	22,623
SPDR Bloomberg Barclays High Yield Bond ETF		79,400	8,698
Total Fixed Income Exchange-Traded Funds			31,321
Total Exchange-Traded Funds—69.0% (cost $450,902)			517,868

Foreign Government Bond—2.3%
Malaysia—2.3%
Malaysia Government Bond, 4.160%, due 7/15/21	MYR	70,881	17,631
Total Foreign Government Bonds—2.3% (cost $17,451)			17,631

Repurchase Agreement—3.5%
Fixed Income Clearing Corporation, 0.120% dated 12/31/19, due 1/2/20, repurchase price $25,979, collateralized by U.S. Treasury Bond, 2.500%, due 5/15/46 valued at $26,500		25,979	25,979
Total Repurchase Agreement—3.5% (cost $25,979)			25,979

	Principal
Issuer	Amount	Value

U.S. Government—26.1%
U.S. Treasury Bill, 1.812%, due 1/30/20(a)	2,500	$2,497
U.S. Treasury Bill, 2.344%, due 2/27/20(a)(b)	17,500	17,459
U.S. Treasury Bill, 2.240%, due 3/26/20(a)	17,500	17,439
U.S. Treasury Bill, 2.278%, due 4/23/20(a)	17,500	17,417
U.S. Treasury Bill, 2.235%, due 5/21/20(a)	17,500	17,396
U.S. Treasury Bill, 1.998%, due 6/18/20(a)	17,500	17,375
U.S. Treasury Bill, 1.902%, due 7/16/20(a)	17,500	17,354
U.S. Treasury Bill, 1.771%, due 8/13/20	17,500	17,334
U.S. Treasury Bill, 1.775%, due 9/10/20	17,500	17,314
U.S. Treasury Bill, 1.564%, due 10/8/20	17,500	17,295
U.S. Treasury Bill, 1.577%, due 11/5/20	17,500	17,275
U.S. Treasury Bill, 1.561%, due 12/3/20	15,000	14,793
U.S. Treasury Bill, 1.544%, due 12/31/20	5,000	4,923
Total U.S. Government—26.1% (cost $195,591)		195,871
Total Investments in Securities—100.9% (cost $689,923)		757,349
Liabilities, plus cash and other assets—(0.9)%		(6,549)
Net assets—100.0%		$750,800

(a) Security, or portion of security, is segregated as collateral for centrally cleared swaps and to cover initial margin requirements on open futures contracts aggregating a total value of $30,480 (in thousands).

(b) Security, or portion of security, is pledged as collateral for OTC swap contracts aggregating a total value of $1,220 (in thousands).

If a fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940. The Fund had the following transactions during the year ended December 31, 2019 with companies deemed affiliated during the year or at December 31, 2019.

	Share Activity					Year Ended December 31, 2019
								Change in net
								unrealized
	Balance			Balance	Value	Dividend	Net realized	appreciation
Security Name	12/31/2018	Purchases	Sales	12/31/2019	12/31/2019	Income	gain (loss)	(depreciation)
Global X MSCI Greece ETF	2,434,000	963,200	1,282,800	2,114,400	$21,419	$514	$939	$7,013
					$21,419	$514	$939	$7,013

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	91

Macro Allocation Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

Forward Foreign Currency Contracts

				USD (Base)		Net Unrealized
Settlement			Local Currency	Purchased	Current	Appreciation
Date	Deliver/Receive	Counterparty	(in thousands)	or Sold	Value	(Depreciation)
Purchased
1/15/20	New Turkish Lira	Citibank N.A. London	136,632	$23,387	$22,890	$(497)
3/18/20	Australian Dollar	Citibank N.A. London	3,414	2,389	2,400	11
3/18/20	Brazilian Real	Citibank N.A. London	4,405	1,084	1,092	8
3/18/20	British Pound Sterling	Citibank N.A. London	36,799	48,649	48,844	195
3/18/20	Chinese Yuan Renminbi	Citibank N.A. London	7,235	1,032	1,037	5
3/18/20	Colombian Peso	Citibank N.A. London	131,043,649	38,518	39,723	1,205
3/18/20	Czech Koruna	Citibank N.A. London	39,287	1,722	1,733	11
3/18/20	Euro	Citibank N.A. London	3,909	4,387	4,405	18
3/18/20	Hong Kong Dollar	Citibank N.A. London	13,832	1,775	1,774	(1)
3/18/20	Hungarian Forint	Citibank N.A. London	232,507	788	791	3
3/18/20	Indian Rupee	Citibank N.A. London	2,494,470	34,883	34,754	(129)
3/18/20	Indonesian Rupiah	Citibank N.A. London	22,062,014	1,571	1,585	14
3/18/20	Israeli Shekel	Citibank N.A. London	6,761	1,965	1,966	1
3/18/20	Japanese Yen	Citibank N.A. London	4,988,275	46,179	46,091	(88)
3/18/20	Mexican Peso	Citibank N.A. London	1,443,195	74,291	75,485	1,194
3/18/20	New Zealand Dollar	Citibank N.A. London	4,917	3,304	3,314	10
3/18/20	Norwegian Krone	Citibank N.A. London	433,830	47,445	49,426	1,981
3/18/20	Philippine Peso	Citibank N.A. London	3,988,722	78,312	78,488	176
3/18/20	Polish Zloty	Citibank N.A. London	30,076	7,788	7,929	141
3/18/20	Russian Ruble	Citibank N.A. London	1,865,282	29,028	29,805	777
3/18/20	Singapore Dollar	Citibank N.A. London	89,149	65,685	66,332	647
3/18/20	South African Rand	Citibank N.A. London	206,675	13,817	14,611	794
3/18/20	South Korean Won	Citibank N.A. London	1,880,204	1,624	1,630	6
3/18/20	Swedish Krona	Citibank N.A. London	610,317	64,970	65,396	426
3/18/20	Swiss Franc	Citibank N.A. London	3,030	3,124	3,147	23
3/18/20	Taiwan Dollar	Citibank N.A. London	64,350	2,161	2,164	3
3/18/20	Thai Baht	Citibank N.A. London	78,289	2,599	2,618	19
						$6,953
Sold
1/15/20	New Turkish Lira	Citibank N.A. London	6,680	$1,117	$1,119	$(2)
3/18/20	Australian Dollar	Citibank N.A. London	68,131	46,749	47,900	(1,151)
3/18/20	Brazilian Real	Citibank N.A. London	43,594	10,535	10,804	(269)
3/18/20	British Pound Sterling	Citibank N.A. London	1,881	2,468	2,497	(29)
3/18/20	Chinese Yuan Renminbi	Citibank N.A. London	158,969	22,526	22,797	(271)
3/18/20	Colombian Peso	Citibank N.A. London	6,374,993	1,928	1,933	(5)
3/18/20	Czech Koruna	Citibank N.A. London	467,470	20,365	20,625	(260)
3/18/20	Euro	Citibank N.A. London	84,354	94,158	95,064	(906)
3/18/20	Hong Kong Dollar	Citibank N.A. London	199,188	25,465	25,547	(82)
3/18/20	Hungarian Forint	Citibank N.A. London	4,599,789	15,515	15,648	(133)
3/18/20	Indonesian Rupiah	Citibank N.A. London	556,819,724	39,344	40,006	(662)
3/18/20	Israeli Shekel	Citibank N.A. London	191,113	55,242	55,567	(325)
3/18/20	Japanese Yen	Citibank N.A. London	252,853	2,316	2,336	(20)
3/18/20	Mexican Peso	Citibank N.A. London	63,383	3,324	3,315	9
3/18/20	New Zealand Dollar	Citibank N.A. London	107,816	70,793	72,657	(1,864)
3/18/20	Norwegian Krone	Citibank N.A. London	21,518	2,440	2,452	(12)
3/18/20	Philippine Peso	Citibank N.A. London	177,674	3,486	3,496	(10)
3/18/20	Russian Ruble	Citibank N.A. London	86,314	1,377	1,379	(2)
3/18/20	Singapore Dollar	Citibank N.A. London	3,197	2,366	2,379	(13)
3/18/20	South Korean Won	Citibank N.A. London	32,720,060	27,466	28,363	(897)
3/18/20	Swedish Krona	Citibank N.A. London	30,864	3,314	3,307	7
3/18/20	Swiss Franc	Citibank N.A. London	62,056	63,390	64,448	(1,058)
3/18/20	Taiwan Dollar	Citibank N.A. London	1,167,702	38,637	39,262	(625)
3/18/20	Thai Baht	Citibank N.A. London	3,168,810	104,793	105,978	(1,185)
						$(9,765)
Total net unrealized appreciation (depreciation) on forward foreign currency contracts						$(2,812)

See accompanying Notes to Financial Statements.

92	Annual Report	December 31, 2019

Macro Allocation Fund

Portfolio of Investments, December 31, 2019 (all dollar amounts in thousands)

Futures Contracts

				Notional Value	Notional		Notional	Net Unrealized
Number of				(Local,	Amount		Value	Appreciation
Contracts	Description	Expiration Date	Local Currency	in Thousands	(USD)		(USD)	(Depreciation)
Long
161	CAC 40 Index	January 2020	Euro	9,612		$10,774	$10,782	$8
288	IBEX 35 Index	January 2020	Euro	27,442		30,816	30,781	(35)
65	HSCEI Index	January 2020	Hong Kong Dollar	36,436		4,608	4,676	68
565	MSCI Singapore ETS Index	January 2020	Singapore Dollar	20,990		15,617	15,606	(11)
3,350	BIST 30 Index	February 2020	Turkish Lira	47,336		7,907	7,957	50
285	KOSPI 200 Index	March 2020	South Korean Won	21,033,000		16,960	18,188	1,228
9	NIKKEI 225 Index	March 2020	Japanese Yen	105,188		970	968	(2)
71	SPI 200 Index	March 2020	Australian Dollar	11,720		8,457	8,225	(232)
31	DAX Index	March 2020	Euro	10,266		11,643	11,515	(128)
589	FTSE 100 Index	March 2020	British Pound Sterling	44,169		57,164	58,506	1,342
195	Ultra U.S. Treasury Bond	March 2020	U.S. Dollar	35,423		36,424	35,423	(1,001)
								$1,287
Short
90	Amsterdam Index	January 2020	Euro	10,883		$12,284	$12,208	$76
78	OMXS 30 Index	January 2020	Swedish Krona	13,792		1,479	1,472	7
236	MSCI Taiwan Index	January 2020	U.S. Dollar	10,847		10,915	10,847	68
527	FTSE 40 Index	March 2020	South African Rand	270,667		19,628	19,325	303
109	10YR Can Bond	March 2020	Canadian Dollar	14,985		11,749	11,540	209
444	EURO STOXX 50 Index	March 2020	Euro	16,557		18,665	18,572	93
943	MSCI Mexico Index	March 2020	U.S. Dollar	22,835		22,927	22,835	92
1,889	S&P 500 E Mini Index	March 2020	U.S. Dollar	305,177		298,711	305,177	(6,466)
53	S&P E Mini Com Ser Index	March 2020	U.S. Dollar	3,733		3,661	3,733	(72)
102	XAK Technology	March 2020	U.S. Dollar	9,423		9,115	9,423	(308)
102	XAY Cons Discret	March 2020	U.S. Dollar	12,936		12,667	12,936	(269)
								$(6,267)
Total net unrealized appreciation (depreciation) on futures contracts								$(4,980)

Total Return Swaps
					Notional			Unrealized
Reference	Pay/Receive		Maturity		Amount (in		Market	Appreciation
Entity	Floating Rate	Floating Rate	Date	Counterparty	thousands)		Value	(Depreciation)
Euro-Bund Future	Receive	0 bp	Mar 2020	Credit Suisse International	EUR	3,791	$45	$45
10YR T-Note Future	Pay	0 bp	Mar 2020	Credit Suisse International		$25,773	(217)	(217)
5YR T-Note Future	Receive	0 bp	Mar 2020	Credit Suisse International		$6,667	25	25
Swiss Market Index (Total Return)	Receive	3 Month LIBOR plus 91 bp	Mar 2020	Goldman Sachs International	CHF	10,568	64	64
MSCI Emerging Markets Indonesia Net Total Return USD	Pay	3 Month LIBOR minus 5 bp	Jun 2020	Citibank N.A.		$6,392	984	984
								$901

Centrally Cleared Credit Default Swap

							Upfront
						Notional	Payment		Unrealized
Reference	Buy/Sell	Fixed Deal	Payment	Maturity	Cleared	Amount	Paid		Appreciation
Entity	Protection	Pay Rate	Frequency	Date	Exchange	(in thousands)	(Received)	Value	(Depreciation)
iTRAXX Europe S32	Sell	1.000%	3M	December 2024	ICE	$15,262	$371	$481	$110
Total net unrealized appreciation (depreciation) on swaps									$1,011

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	93

Statements of Assets and Liabilities

As of December 31, 2019 (dollar amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund	Small-Mid Cap Core Fund
Assets
Investments in securities, at cost	$154,051	$218,108	$57,343	$6,101
Investments in securities, at value	$253,900	$304,952	$73,464	$6,487
Cash	—	—	—	100
Receivable for securities sold	—	—	—	62
Receivable for fund shares sold	40	1,475	175	—
Receivable from Adviser	1	22	21	14
Dividend and interest receivable	27	44	21	6
Total assets	253,968	306,493	73,681	6,669
Liabilities
Payable for investment securities purchased	—	2,340	—	40
Payable for fund shares redeemed	113	71	4	—
Management fee payable	162	143	55	5
Distribution fee payable	7	13	1	—
Other payables and accrued expenses	99	92	75	36
Total liabilities	381	2,659	135	81
Net assets	$253,587	$303,834	$73,546	$6,588
Capital
Composition of net assets
Paid in capital	$147,593	$215,259	$55,393	$6,218
Total distributable earnings (loss)	105,994	88,575	18,153	370
Net assets	$253,587	$303,834	$73,546	$6,588

Class N shares
Net assets	$32,710	$65,314	$5,465	—
Shares outstanding	3,462,332	4,276,389	497,391	—
Net asset value per share.	$9.45	$15.27	$10.99	—
Class I shares
Net assets	$220,660	$236,930	$67,936	$1,655
Shares outstanding	19,617,008	14,633,871	5,693,136	155,028
Net asset value per share.	$11.25	$16.19	$11.93	$10.68
Class R6 shares
Net assets	$217	$1,590	$145	$4,933
Shares outstanding	19,282	98,275	12,109	461,941
Net asset value per share.	$11.26	$16.17	$11.94	$10.68

See accompanying Notes to Financial Statements.

94	Annual Report	December 31, 2019

Statements of Operations

For the Year Ended December 31, 2019 (all amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund	Small-Mid Cap Core Fund (a)
Investment income
Dividends	$2,256	$2,192	$481	$17
Less foreign tax withheld	(1)	—	(1)	—
Interest	8	8	5	—
Total income	2,263	2,200	485	17
Expenses
Investment advisory fees	1,901	1,426	619	12
Distribution fees	97	139	14	—
Custodian fees	78	42	38	9
Transfer agent fees	59	40	14	1
Sub-transfer agent fees
Class N	46	77	6	—
Class I	97	126	79	—
Professional fees	48	44	38	25
Registration fees	65	57	52	7
Shareholder reporting fees	21	22	2	—
Trustee fees	23	17	5	—
Other expenses	20	19	10	—
Total expenses before expense limitation	2,455	2,009	877	54
Expenses waived or reimbursed by the Adviser	(17)	(284)	(221)	(41)
Net expenses	2,438	1,725	656	13
Net investment income (loss)	(175)	475	(171)	4
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	24,088	17,324	7,108	(16)
Total net realized gain (loss)	24,088	17,324	7,108	(16)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	45,368	49,902	13,055	386
Change in net unrealized appreciation (depreciation)	45,368	49,902	13,055	386
Net increase (decrease) in net assets resulting from operations	$69,281	$67,701	$19,992	$374

(a)	For the period from October 1, 2019 (Commencement of Operations) to December 31, 2019.

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	95

Statements of Changes in Net Assets

For the Years Ended December 31, 2019 and 2018 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Mid Cap Growth Fund		Small-Mid Cap Core Fund (a)
	2019	2018	2019	2018	2019	2018	2019
Operations
Net investment income (loss)	$(175)	$(311)	$475	$86	$(171)	$(180)	$4
Net realized gain (loss) on investments, and other assets and liabilities	24,088	81,637	17,324	32,604	7,108	13,079	(16)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	45,368	(49,663)	49,902	(17,587)	13,055	(12,543)	386
Net increase (decrease) in net assets resulting from operations	69,281	31,663	67,701	15,103	19,992	356	374
Distributions to shareholders from
Class N	(3,190)	(12,048)	(3,981)	(6,522)	(480)	(982)	—
Class I	(17,880)	(51,103)	(12,030)	(20,739)	(5,507)	(9,097)	(1)
Class R6	(17)	—	(97)	—	(12)	—	(3)
Total distributions	(21,087)	(63,151)	(16,108)	(27,261)	(5,999)	(10,079)	(4)
Capital stock transactions
Proceeds from sale of shares	21,672	42,834	122,974	60,009	10,314	10,781	6,238
Shares issued in reinvestment of income dividends and capital gain distributions	20,274	60,277	13,134	23,837	5,817	9,695	4
Less cost of shares redeemed	(62,229)	(199,681)	(62,827)	(96,291)	(12,695)	(32,171)	(24)
Net increase (decrease) in net assets resulting from capital share transactions	(20,283)	(96,570)	73,281	(12,445)	3,436	(11,695)	6,218
Increase (decrease) in net assets	27,911	(128,058)	124,874	(24,603)	17,429	(21,418)	6,588
Net assets
Beginning of period	225,676	353,734	178,960	203,563	56,117	77,535	—
End of period	$253,587	$225,676	$303,834	$178,960	$73,546	$56,117	$6,588

(a)	For the period from October 1, 2019 (Commencement of Operations) to December 31, 2019.

See accompanying Notes to Financial Statements.

96	Annual Report	December 31, 2019

Statements of Assets and Liabilities

As of December 31, 2019 (dollar amounts in thousands)

	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets
Investments in securities, at cost	$2,427,319	$7,320	$547,740	$146,624
Investments in securities, at value	$2,919,845	$7,748	$673,165	$189,135
Cash	—	—	—	4
Receivable for securities sold	2,601	—	231	256,386
Receivable for fund shares sold	12,205	2	871	271
Receivable from Adviser	141	17	5	12
Dividend and interest receivable	747	10	244	730
Total assets	2,935,539	7,777	674,516	446,538
Liabilities
Payable for investment securities purchased	—	178	947	—
Payable for fund shares redeemed	26,429	—	2,191	270,708
Management fee payable	2,496	6	628	415
Distribution fee payable	72	—	39	3
Other payables and accrued expenses	728	65	174	134
Total liabilities	29,725	249	3,979	271,260
Net assets	$2,905,814	$7,528	$670,537	$175,278
Capital
Composition of net assets
Paid in capital	$2,395,735	$7,151	$550,369	$107,509
Total distributable earnings (loss)	510,079	377	120,168	67,769
Net assets	$2,905,814	$7,528	$670,537	$175,278

Class N shares
Net assets	$334,017	$315	$180,706	$12,672
Shares outstanding	13,144,862	28,067	6,512,199	725,165
Net asset value per share	$25.41	$11.22	$27.75	$17.47
Class I shares
Net assets	$2,531,823	$7,042	$423,881	$162,093
Shares outstanding	93,801,425	632,652	13,588,170	8,993,897
Net asset value per share	$26.99	$11.13	$31.19	$18.02
Class R6 shares
Net assets	$39,974	$171	$65,950	$513
Shares outstanding	1,479,991	15,322	2,113,608	28,446
Net asset value per share	$27.01	$11.13	$31.20	$18.03

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	97

Statements of Operations

For the Year Ended December 31, 2019 (all amounts in thousands)

	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Investment income
Dividends	$15,642	$69	$4,303	$9,575
Less foreign tax withheld	(123)	—	(89)	—
Interest	292	—	69	47
Total income	15,811	69	4,283	9,622
Expenses
Investment advisory fees	27,928	29	7,523	5,168
Distribution fees	905	1	482	40
Custodian fees	63	61	46	53
Transfer agent fees	308	3	110	51
Sub-transfer agent fees
Class N	458	—	233	21
Class I	2,653	2	424	611
Professional fees	210	36	82	65
Registration fees	188	53	75	56
Shareholder reporting fees	249	1	91	20
Trustee fees	194	—	49	45
Other expenses	190	4	53	40
Total expenses before expense limitation	33,346	190	9,168	6,170
Expenses waived or reimbursed by the Adviser	(1,727)	(161)	(158)	(258)
Net expenses	31,619	29	9,010	5,912
Net investment income (loss)	(15,808)	40	(4,727)	3,710
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	246,469	109	10,576	73,420
Redemptions in-kind	47,074	—	—	—
Total net realized gain (loss)	293,543	109	10,576	73,420
Change in net unrealized appreciation (depreciation) of:
Investments in securities	439,745	446	125,876	15,381
Change in net unrealized appreciation (depreciation)	439,745	446	125,876	15,381
Net increase (decrease) in net assets resulting from operations	$717,480	$595	$131,725	$92,511

See accompanying Notes to Financial Statements.

98	Annual Report	December 31, 2019

Statements of Changes in Net Assets

For the Years Ended December 31, 2019 and 2018 (all amounts in thousands)

	Small-Mid Cap Growth Fund		Small-Mid Cap Value Fund		Small Cap Growth Fund		Small Cap Value Fund
	2019	2018	2019	2018	2019	2018	2019	2018
Operations
Net investment income (loss)	$(15,808)	$(12,353)	$40	$18	$(4,727)	$(4,419)	$3,710	$2,500
Net realized gain (loss) on investments, and other assets and liabilities	293,543	188,474	109	479	10,576	81,093	73,420	61,842
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	439,745	(287,618)	446	(852)	125,876	(111,007)	15,381	(157,546)
Net increase (decrease) in net assets resulting from operations	717,480	(111,497)	595	(355)	131,725	(34,333)	92,511	(93,204)
Distributions to shareholders from
Class N	(24,075)	(37,426)	(6)	(59)	(4,188)	(23,655)	(498)	(2,248)
Class I	(172,835)	(160,129)	(131)	(381)	(8,605)	(47,224)	(14,700)	(57,005)
Class R6	(2,668)	—	(3)	—	(1,345)	—	(16)	—
Total distributions	(199,578)	(197,555)	(140)	(440)	(14,138)	(70,879)	(15,214)	(59,253)
Capital stock transactions
Proceeds from sale of shares	835,740	1,291,881	7,068	488	265,349	326,138	49,983	71,840
Shares issued in reinvestment of income dividends and capital gain distributions	193,454	193,965	139	439	14,035	70,242	14,998	58,395
Less cost of shares redeemed	(1,045,252)	(577,832)	(1,813)	(2,096)	(305,741)	(201,271)	(458,515)	(160,283)
Net increase (decrease) in net assets resulting from capital share transactions	(16,058)	908,014	5,394	(1,169)	(26,357)	195,109	(393,534)	(30,048)
Increase (decrease) in net assets	501,844	598,962	5,849	(1,964)	91,230	89,897	(316,237)	(182,505)
Net assets
Beginning of period	2,403,970	1,805,008	1,679	3,643	579,307	489,410	491,515	674,020
End of period	$2,905,814	$2,403,970	$7,528	$1,679	$670,537	$579,307	$175,278	$491,515

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	99

Statements of Assets and Liabilities

As of December 31, 2019 (dollar amounts in thousands)

	Global Leaders Fund	International Leaders Fund	International Growth Fund	Institutional International Growth Fund
Assets
Investments in securities, at cost	$122,910	$502,862	$1,556,851	$1,411,230
Investments in securities, at value	$171,755	$657,181	$2,101,807	$1,883,238
Foreign currency, at value (cost $—; $1,364; $3,136; $2,826)	—	1,364	3,136	2,826
Receivable for securities sold	—	380	16,617	5,844
Receivable for fund shares sold	10	355	612	1,871
Receivable from Adviser	23	32	—	—
Dividend and interest receivable	147	608	4,959	2,929
Total assets	171,935	659,920	2,127,131	1,896,708
Liabilities
Payable for investment securities purchased	—	5,022	2,137	1,895
Payable for fund shares redeemed	1	104	13,333	9
Management fee payable	122	461	1,816	1,487
Distribution fee payable	2	2	104	—
Foreign capital gains tax liability	—	237	—	9
Other payables and accrued expenses	101	190	682	397
Total liabilities	226	6,016	18,072	3,797
Net assets	$171,709	$653,904	$2,109,059	$1,892,911
Capital
Composition of net assets
Paid in capital	$123,195	$503,040	$1,581,328	$1,468,254
Total distributable earnings (loss)	48,514	150,864	527,731	424,657
Net assets	$171,709	$653,904	$2,109,059	$1,892,911

Class N shares
Net assets	$8,910	$11,163	$494,788	—
Shares outstanding	597,182	617,351	16,668,833	—
Net asset value per share	$14.92	$18.08	$29.68	—
Class I shares
Net assets	$114,666	$181,617	$1,552,355	—
Shares outstanding	7,681,325	10,019,587	51,100,476	—
Net asset value per share	$14.93	$18.13	$30.38	—
Institutional/Class R6 shares
Net assets	$48,133	$461,124	$61,916	$1,892,911
Shares outstanding	3,223,119	25,443,103	2,038,430	109,129,991
Net asset value per share	$14.93	$18.12	$30.37	$17.35

See accompanying Notes to Financial Statements.

100	Annual Report	December 31, 2019

Statements of Operations

For the Year Ended December 31, 2019 (all amounts in thousands)

	Global Leaders Fund	International Leaders Fund	International Growth Fund	Institutional International Growth Fund
Investment income
Dividends	$2,597	$9,973	$41,172	$34,942
Less foreign tax withheld	(149)	(867)	(3,536)	(3,068)
Interest	13	59	63	85
Total income	2,461	9,165	37,699	31,959
Expenses
Investment advisory fees	1,666	4,622	21,323	17,129
Distribution fees	21	25	1,221	—
Custodian fees	64	92	288	208
Transfer agent fees	12	35	175	80
Sub-transfer agent fees
Class N	11	13	657	—
Class I	73	94	1,175	—
Professional fees	57	86	205	186
Registration fees	51	65	70	29
Shareholder reporting fees	4	17	121	17
Trustee fees	15	35	201	158
Other expenses	20	40	153	122
Total expenses before expense limitation	1,994	5,124	25,589	17,929
Expenses waived or reimbursed by the Adviser	(223)	(319)	(19)	—
Net expenses	1,771	4,805	25,570	17,929
Net investment income (loss)	690	4,360	12,129	14,030
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	3,070	201	32,271	(2,087)
Redemptions in-kind	18,498	—	—	7,027
Foreign currency transactions	(7)	(63)	(1,146)	(607)
Total net realized gain (loss)	21,561	138	31,125	4,333
Change in net unrealized appreciation (depreciation) of:
Investments in securities	27,856	139,292	530,599	472,155
Foreign currency translations	—	(217)	(18)	—
Change in net unrealized appreciation (depreciation)	27,856	139,075	530,581	472,155
Net increase (decrease) in net assets resulting from operations	$50,107	$143,573	$573,835	$490,518

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	101

Statements of Changes in Net Assets

For the Years Ended December 31, 2019 and 2018 (all amounts in thousands)

	Global Leaders Fund		International Leaders Fund		International Growth Fund		Institutional International Growth Fund
	2019	2018	2019	2018	2019	2018	2019	2018
Operations
Net investment income (loss)	$690	$813	$4,360	$4,623	$12,129	$22,467	$14,030	$21,963
Net realized gain (loss) on investments, and other assets and liabilities	21,561	28,281	138	6,745	31,125	132,672	4,333	98,966
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	27,856	(39,539)	139,075	(70,725)	530,581	(661,540)	472,155	(496,584)
Net increase (decrease) in net assets resulting from operations	50,107	(10,445)	143,573	(59,357)	573,835	(506,401)	490,518	(375,655)
Distributions to shareholders from
Class N	(99)	(1,089)	(37)	(312)	(5,328)	(39,208)	—	—
Class I	(1,500)	(13,017)	(981)	(3,051)	(19,998)	(145,771)	—	—
Institutional/Class R6	(656)	(12,002)	(2,772)	(13,274)	(819)	—	(17,917)	(186,678)
Total distributions	(2,255)	(26,108)	(3,790)	(16,637)	(26,145)	(184,979)	(17,917)	(186,678)
Capital stock transactions
Proceeds from sale of shares	16,564	46,840	150,318	153,690	290,402	309,595	192,878	268,610
Shares issued in reinvestment of income dividends and capital gain distributions	2,241	25,924	3,249	15,804	24,177	172,803	17,852	180,253
Less cost of shares redeemed	(65,648)	(76,860)	(49,445)	(62,329)	(856,554)	(826,740)	(574,855)	(432,394)
Net increase (decrease) in net assets resulting from capital share transactions	(46,843)	(4,096)	104,122	107,165	(541,975)	(344,342)	(364,125)	16,469
Increase (decrease) in net assets	1,009	(40,649)	243,905	31,171	5,715	(1,035,722)	108,476	(545,864)
Net assets
Beginning of period	170,700	211,349	409,999	378,828	2,103,344	3,139,066	1,784,435	2,330,299
End of period	$171,709	$170,700	$653,904	$409,999	$2,109,059	$2,103,344	$1,892,911	$1,784,435

See accompanying Notes to Financial Statements.

102	Annual Report	December 31, 2019

Statements of Assets and Liabilities

As of December 31, 2019 (dollar amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Assets
Investments in securities, at cost	$246,724	$186,179	$613,179	$217,559
Investments in securities, at value	$307,249	$233,687	$792,135	$278,037
Foreign currency, at value (cost $392; $229; $375; $—)	392	231	375	—
Receivable for securities sold	2,084	5,766	—	1,110
Receivable for fund shares sold	75	337	60	278
Receivable from Adviser	—	22	—	5
Dividend and interest receivable	980	208	1,888	231
Total assets	310,780	240,251	794,458	279,661
Liabilities
Payable for investment securities purchased	391	62	—	1,268
Payable for fund shares redeemed	705	55	1,123	66
Payable to custodian	178	549	—	—
Management fee payable	260	223	710	252
Distribution fee payable	1	—	2	1
Foreign capital gains tax liability	—	884	1,966	—
Other payables and accrued expenses	179	195	465	453
Total liabilities	1,714	1,968	4,266	2,040
Net assets	$309,066	$238,283	$790,192	$277,621
Capital
Composition of net assets
Paid in capital	$268,495	$191,795	$612,754	$265,891
Total distributable earnings (loss)	40,571	46,488	177,438	11,730
Net assets	$309,066	$238,283	$790,192	$277,621
Class N shares
Net assets	$3,650	$1,856	$7,804	$4,025
Shares outstanding	263,611	176,557	570,978	239,643
Net asset value per share	$13.85	$10.51	$13.67	$16.80
Class I shares
Net assets	$142,951	$45,090	$73,496	$142,885
Shares outstanding	10,226,413	4,284,185	5,319,310	8,454,413
Net asset value per share	$13.98	$10.52	$13.82	$16.90
Class R6 shares
Net assets	$162,465	$191,337	$708,892	$130,711
Shares outstanding	11,561,702	18,200,963	50,861,660	7,721,921
Net asset value per share	$14.05	$10.51	$13.94	$16.93

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	103

Statements of Operations

For the Year Ended December 31, 2019 (all amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Investment income
Dividends	$6,846	$4,377	$20,179	$4,910
Less foreign tax withheld	(639)	(438)	(1,495)	(504)
Interest	33	39	35	43
Total income	6,240	3,978	18,719	4,449
Expenses
Investment advisory fees	3,166	2,430	8,750	3,085
Distribution fees	9	6	19	14
Custodian fees	120	94	314	244
Transfer agent fees	25	12	39	56
Sub-transfer agent fees
Class N	4	3	6	7
Class I	135	25	55	108
Professional fees	86	78	139	206
Registration fees	51	52	53	64
Shareholder reporting fees	36	11	8	25
Trustee fees	37	26	75	30
Other expenses	34	20	52	28
Total expenses before expense limitation	3,703	2,757	9,510	3,867
Expenses waived or reimbursed by the Adviser	—	(195)	—	(266)
Net expenses	3,703	2,562	9,510	3,601
Net investment income (loss)	2,537	1,416	9,209	848
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	(102)	5,968	43,274	(9)
Foreign currency transactions	(83)	(143)	(1,024)	(587)
Total net realized gain (loss)	(185)	5,825	42,250	(596)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	92,370	49,052	145,461	51,180
Foreign currency translations	6	(845)	(2,002)	18
Change in net unrealized appreciation (depreciation)	92,376	48,207	143,459	51,198
Net increase (decrease) in net assets resulting from operations	$94,728	$55,448	$194,918	$51,450

See accompanying Notes to Financial Statements.

104	Annual Report	December 31, 2019

Statements of Changes in Net Assets

For the Years Ended December 31, 2019 and 2018 (all amounts in thousands)

	International Small Cap Growth Fund		Emerging Markets Leaders Fund		Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund
	2019	2018	2019	2018	2019	2018	2019	2018
Operations
Net investment income (loss)	$2,537	$3,491	$1,416	$2,757	$9,209	$4,704	$848	$931
Net realized gain (loss) on investments, and other assets and liabilities	(185)	16,217	5,825	38,309	42,250	136,983	(596)	(40,803)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	92,376	(159,626)	48,207	(116,117)	143,459	(369,221)	51,198	(81,984)
Net increase (decrease) in net assets resulting from operations	94,728	(139,918)	55,448	(75,051)	194,918	(227,534)	51,450	(121,856)
Distributions to shareholders from
Class N	(3)	(462)	(11)	(179)	(311)	(966)	—	(201)
Class I	(460)	(25,473)	(393)	(3,674)	(3,046)	(11,141)	(236)	(4,413)
Class R6	(597)	(21,100)	(1,820)	(16,113)	(28,573)	(81,475)	(286)	(2,353)
Total distributions	(1,060)	(47,035)	(2,224)	(19,966)	(31,930)	(93,582)	(522)	(6,967)
Capital stock transactions
Proceeds from sale of shares	45,917	95,395	38,679	45,869	171,633	228,271	60,868	157,577
Shares issued in reinvestment of income dividends and capital gain distributions	969	40,939	2,206	19,766	26,669	81,112	465	6,516
Less cost of shares redeemed	(172,212)	(210,410)	(54,740)	(249,616)	(312,069)	(566,109)	(111,575)	(222,964)
Net increase (decrease) in net assets resulting from capital share transactions	(125,326)	(74,076)	(13,855)	(183,981)	(113,767)	(256,726)	(50,242)	(58,871)
Increase (decrease) in net assets	(31,658)	(261,029)	39,369	(278,998)	49,221	(577,842)	686	(187,694)
Net assets
Beginning of period	340,724	601,753	198,914	477,912	740,971	1,318,813	276,935	464,629
End of period	$309,066	$340,724	$238,283	$198,914	$790,192	$740,971	$277,621	$276,935

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	105

Statements of Assets and Liabilities

As of December 31, 2019 (dollar amounts in thousands)

	Bond Fund	Income Fund	Low Duration Fund	Macro Allocation Fund
Assets
Investments in securities, at cost	$267,944	$50,731	$76,631	$672,287
Investments in affiliated companies, at cost	—	—	—	17,636
Investments in securities, at value	$280,683	$51,152	$76,403	$735,930
Investments in affiliated company, at value	—	—	—	21,419
Cash pledged as collateral, due from broker	—	—	—	1,350
Receivable for securities sold	15,174	5,034	15,101	129
Receivable for fund shares sold	269	75	51	709
Receivable for variation margin on centrally cleared swaps	9	—	—	—
Receivable from Adviser	1	9	17	—
Dividend and interest receivable	1,971	283	322	2,579
Unrealized appreciation on swap contracts	—	—	—	1,118
Unrealized appreciation on forward foreign currency contracts	—	—	—	7,684
Total assets	298,107	56,553	91,894	770,918
Liabilities
Security sold, not yet purchased (proceeds $15,174; $5,034; $15,101; $—)	15,214	5,046	15,138	—
Payable for futures variation margin	—	—	—	1,423
Payable for variation margin on centrally cleared swaps	—	—	—	5
Payable for investment securities purchased	—	—	—	4,923
Payable for fund shares redeemed	430	59	87	2,312
Unrealized depreciation on swap contracts	—	—	—	217
Unrealized depreciation on forward foreign currency contracts	—	—	—	10,496
Management fee payable	77	18	21	521
Distribution fee payable	4	3	—	3
Distributions payable to shareholders	137	10	62	—
Other payables and accrued expenses	110	74	71	218
Total liabilities	15,972	5,210	15,379	20,118
Net assets	$282,135	$51,343	$76,515	$750,800
Capital
Composition of net assets
Paid in capital	$290,411	$57,280	$104,301	$900,427
Total distributable earnings (loss)	(8,276)	(5,937)	(27,786)	(149,627)
Net assets	$282,135	$51,343	$76,515	$750,800

Class N shares
Net assets	$32,176	$19,662	$1,513	$13,717
Shares outstanding	3,090,571	2,293,255	174,236	1,199,603
Net asset value per share	$10.41	$8.57	$8.68	$11.44
Class I shares
Net assets	$206,304	$31,629	$38,156	$358,935
Shares outstanding	20,027,187	3,714,333	4,398,497	31,622,604
Net asset value per share	$10.30	$8.52	$8.67	$11.35
Class R6 shares
Net assets	$43,655	$52	$36,846	$378,148
Shares outstanding	4,239,915	6,055	4,245,246	33,292,162
Net asset value per share	$10.30	$8.52	$8.68	$11.36

See accompanying Notes to Financial Statements.

106	Annual Report	December 31, 2019

Statements of Operations

For the Year Ended December 31, 2019 (all amounts in thousands)

	Bond Fund	Income Fund	Low Duration Fund	Macro Allocation Fund
Investment income
Dividends	$—	$—	$—	$12,298 (1)
Interest	12,995	1,748	2,641	5,972
Total income	12,995	1,748	2,641	18,270
Expenses
Investment advisory fees	1,093	244	293	6,999
Distribution fees	81	32	2	80
Custodian fees	83	57	65	105
Transfer agent fees	65	11	6	234
Sub-transfer agent fees
Class N	71	29	2	25
Class I	166	18	16	342
Professional fees	71	40	42	109
Registration fees	65	51	56	62
Shareholder reporting fees	33	7	2	41
Trustee fees	37	5	11	83
Other expenses	37	10	15	184
Total expenses before expense limitation	1,802	504	510	8,264
Expenses waived or reimbursed by the Adviser	(111)	(42)	(142)	—
Net expenses	1,691	462	368	8,264
Net investment income (loss)	11,304	1,286	2,273	10,006
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	6,015	98	(575)	49,026 (2)
Options	—	—	—	(3,270)
Futures contracts	—	—	—	(94,762)
Swaps	(374)	—	—	(4,370)
Forward foreign currency contracts	—	—	—	20,190
Foreign currency transactions	—	—	—	(1)
Total net realized gain (loss)	5,641	98	(575)	(33,187)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	26,505	2,291	1,875	76,794 (3)
Options	—	—	—	921
Futures contracts	—	—	—	(13,133)
Swaps	(902)	—	—	2,225
Forward foreign currency contracts	—	—	—	(8,007)
Foreign currency translations	—	—	—	(7)
Change in net unrealized appreciation (depreciation)	25,603	2,291	1,875	58,793
Net increase (decrease) in net assets resulting from operations	$42,548	$3,675	$3,573	$35,612

(1)	Includes $514 from a company deemed affiliated during the year.
(2)	Includes $939 from a company deemed affiliated during the year.
(3)	Includes $7,013 from a company deemed affiliated during the year.

See accompanying Notes to Financial Statements.

December 31, 2019	William Blair Funds	107

Statements of Changes in Net Assets

For the Years Ended December 31, 2019 and 2018 (all amounts in thousands)

	Bond Fund		Income Fund		Low Duration Fund		Macro Allocation Fund
	2019	2018	2019	2018	2019	2018	2019	2018
Operations
Net investment income (loss)	$11,304	$16,661	$1,286	$1,481	$2,273	$3,651	$10,006	$11,691
Net realized gain (loss) on investments, and other assets and liabilities	5,641	(4,154)	98	(654)	(575)	(1,308)	(33,187)	78,431
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	25,603	(25,201)	2,291	(1,488)	1,875	(410)	58,793	(109,906)
Net increase (decrease) in net assets resulting from operations	42,548	(12,694)	3,675	(661)	3,573	1,933	35,612	(19,784)
Distributions to shareholders from
Class N	(2,191)	(3,412)	(699)	(993)	(60)	(62)	(503)	(675)
Class I	(10,482)	(14,892)	(1,385)	(1,404)	(1,999)	(2,632)	(15,861)	(15,790)
Class R6	(2,442)	(3,657)	(1)	—	(1,674)	(3,226)	(16,522)	(13,220)
Total distributions	(15,115)	(21,961)	(2,085)	(2,397)	(3,733)	(5,920)	(32,886)	(29,685)
Capital stock transactions
Proceeds from sale of shares	80,419	117,343	17,977	10,624	14,009	16,290	222,795	301,576
Shares issued in reinvestment of income dividends and capital gain distributions	13,243	20,114	1,968	2,283	2,946	5,084	27,731	25,916
Less cost of shares redeemed	(261,506)	(240,011)	(27,407)	(43,412)	(45,646)	(145,098)	(424,270)	(664,845)
Net increase (decrease) in net assets resulting from capital share transactions	(167,844)	(102,554)	(7,462)	(30,505)	(28,691)	(123,724)	(173,744)	(337,353)
Increase (decrease) in net assets	(140,411)	(137,209)	(5,872)	(33,563)	(28,851)	(127,711)	(171,018)	(386,822)
Net assets
Beginning of period	422,546	559,755	57,215	90,778	105,366	233,077	921,818	1,308,640
End of period	$282,135	$422,546	$51,343	$57,215	$76,515	$105,366	$750,800	$921,818

See accompanying Notes to Financial Statements.

108	Annual Report	December 31, 2019

Notes to Financial Statements

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has the following twenty funds (the “Funds”) available for sale, each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

U.S. Equity Funds	Global Equity Fund	Fixed Income Funds
Growth	Global Leaders	Bond
Large Cap Growth		Income
Mid Cap Growth	International Equity Funds	Low Duration
Small-Mid Cap Core	International Leaders
Small-Mid Cap Growth	International Growth	Multi-Asset and Alternative Fund
Small-Mid Cap Value	Institutional International Growth	Macro Allocation
Small Cap Growth	International Small Cap Growth
Small Cap Value	Emerging Markets Leaders
Emerging Markets Growth
Emerging Markets Small Cap Growth

William Blair Investment Management, LLC (the “Adviser”) serves as the Trust’s investment adviser. William Blair & Company, L.L.C. (“WBC” or the “Distributor”), an affiliate of the Adviser, serves as the Trust’s principal underwriter and distributor.

(b) Share Classes

Each Fund is comprised of Class N, Class I and Class R6 shares, except Small-Mid Cap Core Fund, which is comprised of Class I and Class R6 shares, and Institutional International Growth Fund, which does not offer multiple classes of shares.

Effective May 1, 2019, Institutional Class shares of Global Leaders, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds were redesignated as Class R6 shares. On that same date, the Growth, Large Cap Growth, Mid Cap Growth, Small-Mid Cap Growth, Small-Mid Cap Value, Small Cap Growth, Small Cap Value, International Growth and Income Funds began offering Class R6 shares.

Class N shares are available to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load and carry an annual 12b-1 distribution fee at a fixed rate (0.25% for the U.S. Equity, Global Equity, International Equity and Multi-Asset and Alternative Funds and 0.15% for the Fixed Income Funds as discussed in Note 4(b) – Transactions with Affiliates – Underwriting Distribution Services and Shareholder Administration Agreements) and a sub-transfer agent fee that is not a fixed rate and varies by Fund and class, as discussed below.

Class I shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, and asset-based fee advisory clients of William Blair. The minimum initial investment for a Class I account is $500,000, subject to certain exceptions. Class I shares do not carry any sales load or distribution fees and generally have lower ongoing expenses than Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and varies by Fund and class, as discussed below.

Class R6 shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, asset-based fee advisory clients of William Blair, and additional types of investors, provided that neither the investor nor the financial intermediary requires the Funds to make any type of servicing or administrative payment. The minimum initial investment for a Class R6 account is $1 million, subject to certain exceptions.

Shares of the Institutional International Growth Fund require a minimum initial investment of $5 million, subject to certain exceptions.

December 31, 2019	William Blair Funds	109

Notes to Financial Statements

Class R6 shares and the Institutional International Growth Fund do not carry any sales load, distribution fees or sub-transfer agents fees. Class R6 shares of a Fund generally have lower ongoing expenses than the Fund’s Class N and Class I shares.

Sub-transfer agent fees: For Class N and Class I shares, the Funds may reimburse WBC for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary, depending on the method by which the intermediary charges for the services.

(c) Fund Objectives

The investment objectives of the Funds are as follows:

U.S. Equity Funds	Long-term capital appreciation.
Global Equity Fund	Long-term capital appreciation.
International Equity Funds	Long-term capital appreciation.
Bond Fund	Outperform the Bloomberg Barclays U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.
Income Fund	High level of current income with relative stability of principal.
Low Duration Fund	Maximize total return. Total return includes both income and capital appreciation.
Macro Allocation Fund	Maximize long-term risk-adjusted total return.

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles (“US GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services—Investment Companies.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class-specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income and expenses are recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Macro Allocation Funds were the rates in effect on December 31, 2019. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are amortized and accreted, respectively, on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2019, the Bond, Income and Low Duration Funds recognized a reduction of interest income and a corresponding increase in net realized gain of $3,993, $800 and $1,463, respectively (in thousands). This reclassification had no effect on the net increase (decrease) in net assets resulting from operations, net asset value or the net assets of the Funds.

The Funds do not isolate the portion of operations resulting from fluctuations in foreign currency exchange rates on investments from the fluctuations arising from changes in the value of securities held. Such currency fluctuations are included with the net realized and unrealized gain or loss from investments.

110	Annual Report	December 31, 2019

Notes to Financial Statements

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

For financial reporting purposes, security and shareholder transactions are recorded on trade date in accordance with US GAAP. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each day the NYSE is open.

Distributions from net investment income, if any, for all Equity and Multi-Asset and Alternative Funds are declared and paid at least annually. Distributions from net investment income for the Fixed Income Funds are declared daily and paid monthly. Capital gain distributions, if any, for all Funds, are declared and paid at least annually in December and/or January. Distributions payable to shareholders are recorded on the ex-dividend date.

(c) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s net asset value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), in order to qualify as regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries. Such taxes, if applicable, are included within net realized gain (loss) on transactions from investments in securities in the Statement of Operations.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the positions. Tax positions not deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for the prior three years remains open and the returns are subject to examination.

Adjustments to the cost of investments for tax purposes may be due to the deferred loss associated with current and prior year wash sales, income recognition from investments in real estate investment trusts and partnerships, and the Funds’ election to

December 31, 2019	William Blair Funds	111

Notes to Financial Statements

mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”). The cost of investments, including derivatives, for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at December 31, 2019, were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	$154,927	$101,048	$2,075	$98,973
Large Cap Growth	218,779	86,265	92	86,173
Mid Cap Growth	57,567	16,980	1,083	15,897
Small-Mid Cap Core	6,103	441	57	384
Small-Mid Cap Growth	2,440,421	576,421	96,997	479,424
Small-Mid Cap Value	7,380	416	48	368
Small Cap Growth	552,397	148,721	27,953	120,768
Small Cap Value	149,963	40,860	1,688	39,172
Global Leaders	123,268	49,375	888	48,487
International Leaders	506,889	153,688	3,396	150,292
International Growth	1,575,189	543,999	17,381	526,618
Institutional International Growth	1,426,267	472,528	15,557	456,971
International Small Cap Growth	251,621	63,747	8,119	55,628
Emerging Markets Leaders	189,250	47,141	2,704	44,437
Emerging Markets Growth	624,047	172,752	4,664	168,088
Emerging Markets Small Cap Growth	220,026	60,233	2,222	58,011
Bond	268,014	13,869	1,249	12,620
Income	50,739	805	404	401
Low Duration	76,630	396	660	(264)
Macro Allocation	691,787	75,011	8,556	66,455

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and US GAAP. The reclassifications generally relate to the tax treatment of net operating losses, redemptions in-kind, and utilization of earnings and profits distributed to shareholders on redemption of shares. These reclassifications have no impact on the net asset values or the net assets of the Funds. Accordingly, at December 31, 2019 (the Funds’ most recent fiscal year end), the following reclassifications were recorded (in thousands):

112	Annual Report	December 31, 2019

Notes to Financial Statements

Fund	Paid in Capital	Total Distributable Earnings (Loss)
Growth	$3,519	$(3,519)
Large Cap Growth	2,474	(2,474)
Mid Cap Growth	932	(932)
Small-Mid Cap Core	—	—
Small-Mid Cap Growth	62,542	(62,542)
Small-Mid Cap Value	1	(1)
Small Cap Growth	(3,586)	3,586
Small Cap Value	35,454	(35,454)
Global Leaders	19,326	(19,326)
International Leaders	—	—
International Growth	—	—
Institutional International Growth	5,561	(5,561)
International Small Cap Growth	—	—
Emerging Markets Leaders	—	—
Emerging Markets Growth	2,722	(2,722)
Emerging Markets Small Cap Growth	—	—
Bond	(48)	48
Income	—	—
Low Duration	—	—
Macro Allocation	(9)	9

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from US GAAP. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2019 and 2018 was as follows (in thousands):

	Distributions Paid in 2019
	Ordinary Income			Long-Term Capital Gains
Fund	Class N	Class I	Institutional/ Class R6	Class N	Class I	Institutional/ Class R6
Growth	$133	$742	$1	$3,057	$17,138	$16
Large Cap Growth	44	512	6	3,937	11,518	91
Mid Cap Growth	4	46	—	476	5,461	12
Small-Mid Cap Core	N/A	1	3	N/A	—	—
Small-Mid Cap Growth	—	—	—	24,075	172,835	2,668
Small-Mid Cap Value	1	34	1	5	97	2
Small Cap Growth	—	—	—	4,188	8,605	1,345
Small Cap Value	79	3,251	4	419	11,449	12
Global Leaders	17	470	220	82	1,030	436
International Leaders	37	981	2,772	—	—	—
International Growth	5,328	19,998	819	—	—	—
Institutional International Growth	N/A	N/A	17,917	N/A	N/A	—
International Small Cap Growth	3	460	597	—	—	—
Emerging Markets Leaders	8	323	1,511	3	70	309
Emerging Markets Growth	89	994	9,560	222	2,052	19,013
Emerging Markets Small Cap Growth	—	236	286	—	—	—
Bond	2,191	10,482	2,442	—	—	—
Income	699	1,385	1	—	—	—
Low Duration	60	1,999	1,674	—	—	—
Macro Allocation	503	15,861	16,522	—	—	—

December 31, 2019	William Blair Funds	113

Notes to Financial Statements

	Distributions Paid in 2018
	Ordinary Income			Long-Term Capital Gains
Fund	Class N	Class I	Institutional/ Class R6	Class N	Class I	Institutional/ Class R6
Growth	$815	$3,461	N/A	$11,233	$47,642	N/A
Large Cap Growth	503	1,744	N/A	6,019	18,995	N/A
Mid Cap Growth	—	—	N/A	982	9,097	N/A
Small-Mid Cap Growth	576	2,467	N/A	36,850	157,662	N/A
Small-Mid Cap Value	11	75	N/A	47	307	N/A
Small Cap Growth	2,543	5,077	N/A	21,112	42,147	N/A
Small Cap Value	—	1,274	N/A	2,248	55,731	N/A
Global Leaders	107	1,617	$1,539	982	11,400	$10,463
International Leaders	37	672	3,148	275	2,379	10,126
International Growth	2,365	19,058	N/A	36,843	126,713	N/A
Institutional International Growth	N/A	N/A	20,298	N/A	N/A	166,380
International Small Cap Growth	61	4,260	3,872	402	21,212	17,228
Emerging Markets Leaders	15	477	2,228	164	3,197	13,885
Emerging Markets Growth	69	1,152	9,103	897	9,989	72,372
Emerging Markets Small Cap Growth	—	303	257	201	4,110	2,096
Bond	3,412	14,892	3,657	—	—	—
Income	993	1,404	N/A	—	—	N/A
Low Duration	62	2,632	3,226	—	—	—
Macro Allocation	675	15,790	13,220	—	—	—

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows (in thousands):

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Total
Growth	$—	—	$7,021	$98,973	$105,994
Large Cap Growth	—	—	2,402	86,173	88,575
Mid Cap Growth	628	—	1,628	15,897	18,153
Small-Mid Cap Core	—	(14)	—	384	370
Small-Mid Cap Growth	—	—	30,655	479,424	510,079
Small-Mid Cap Value	2	—	7	368	377
Small Cap Growth	—	(600)	—	120,768	120,168
Small Cap Value	185	—	28,412	39,172	67,769
Global Leaders	26	—	—	48,488	48,514
International Leaders	736	—	73	150,055	150,864
International Growth	9,800	(8,604)	—	526,535	527,731
Institutional International Growth	962	(33,252)	—	456,947	424,657
International Small Cap Growth	306	(15,355)	—	55,620	40,571
Emerging Markets Leaders	561	—	2,366	43,561	46,488
Emerging Markets Growth	801	—	10,549	166,088	177,438
Emerging Markets Small Cap Growth	195	(46,476)	—	58,011	11,730
Bond	—	(20,759)	—	12,620	(8,139)
Income	21	(6,349)	—	401	(5,927)
Low Duration	70	(27,530)	—	(264)	(27,724)
Macro Allocation	4,958	(221,040)	—	66,455	(149,627)

114	Annual Report	December 31, 2019

Notes to Financial Statements

As of December 31, 2019, the Funds may have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. The following table details the Funds’ available capital loss carryforwards as of December 31, 2019, and the capital loss carryforwards utilized by the Funds in 2019:

				Capital Loss
	Available Capital Loss Carryforwards			Carryforwards
Fund	Short Term	Long Term	Total	Utilized in 2019
Small-Mid Cap Core	$14	$—	$14	$—
International Growth	8,604	—	8,604	—
Institutional International Growth	33,252	—	33,252	—
International Small Cap Growth	15,355	—	15,355	—
Emerging Markets Small Cap Growth	46,476	—	46,476	—
Bond	10,477	9,850	20,327	1,720
Income	2,323	4,026	6,349	—
Low Duration	12,502	15,028	27,530	—
Macro Allocation	195,996	25,044	221,040	—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any short term or long term capital losses incurred between November 1 and the end of their fiscal year, December 31, 2019. Qualified late year ordinary losses are comprised of losses related to swaps, foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31, 2019.

As of December 31, 2019, the following Funds deferred, on a tax basis, qualified late year losses of (in thousands):

	Qualified Late Year Losses
Fund	Ordinary Income	Net Capital
Small Cap Growth	$—	$600
Bond	432	—

(e) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. As of December 31, 2019, each Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f) TBA Securities

The Fixed Income Funds may invest in mortgage pass-through securities eligible to be sold in the “to-be announced” market (“TBAs”). TBAs provide for the forward or delayed delivery of the underlying instrument with settlement in up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. A Fund generally has the ability to close out a TBA obligation on or before the settlement date, rather than take delivery of the security. When a

December 31, 2019	William Blair Funds	115

Notes to Financial Statements

Fund sells TBAs, it incurs risks similar to those incurred in short sales. For example, when a Fund sells TBAs without owning or having the right to obtain the deliverable securities it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold the securities.

(g) Securities Sold, Not Yet Purchased

A Fund may sell a security it does not own (known as selling a security short) in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A gain, limited to the price at which the fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. A Fund is also subject to the risk that it may be unable to acquire a security to terminate a short position except at a price substantially in excess of the price at which it sold the security short.

(h) Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(i) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(j) Redemption In-Kind

In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain or loss on the transfer of securities depending on the value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions may not be recognized for tax purposes and are reclassified from accumulated net realized gain (loss) to capital paid in excess of par value. During the year ended December 31, 2019, the Small-Mid Cap Growth, Global Leaders and Institutional International Growth Funds redeemed $142,438, $50, 890 and $50,390 (in thousands), respectively, of Fund shares in-kind rather than with cash and recognized net realized gains of $47,074, $18,498 and $7,027 (in thousands), respectively, on the securities distributed to shareholders.

(k) Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update 2017-08 – Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). ASU 2017-08 changes the amortization of premium on certain debt securities with explicit noncontingent call features that are callable at fixed prices on preset dates by reducing the amortization period from maturity date to the earliest date a bond could be called. For the year ended December 31, 2019, the Funds have adopted ASU 2017-08, which did not have a material impact on the financial statements, and had no effect on the net increase (decrease) in net assets resulting from operations, net asset value or the net assets of the Funds.

(3) Valuation

(a) Investment Valuation

The value of U.S. equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a foreign security

116	Annual Report	December 31, 2019

Notes to Financial Statements

may be different from the last sale price (or the mean between the last reported bid and ask prices). As of December 31, 2019, fair valuation estimates for foreign equity securities were not obtained.

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements are valued at cost, which approximates fair value.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. If there were no sales that day or if no settlement price is available, such option contracts are valued at the mean between the last reported bid and ask prices. Option contracts traded in the Over-the-Counter (“OTC”) market shall be valued by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which they are traded most extensively, or if no settlement price is available, at the last sale price as of the close of the exchange. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Swaps that are centrally cleared through an exchange are valued at the most recent settlement price provided by the exchange on which they are cleared. Total return swaps on equities, equity baskets, indices and other financial instruments are valued by an independent pricing service, or if unavailable, based on the security’s or instrument’s underlying reference asset. All other swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Valuation Procedures approved by the Board of Trustees. The value of these fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time at which the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and are based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation methodologies applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

December 31, 2019	William Blair Funds	117

Notes to Financial Statements

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed Income Securities

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency obligations, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, asset-backed securities, non-U.S. bonds and commercial paper are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Repurchase Agreements

Repurchase agreements are valued at cost, which approximates fair value. Repurchase agreements are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized as Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, the credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of OTC derivative products can be modeled by independent pricing services taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized as Level 2 of the fair value hierarchy.

118	Annual Report	December 31, 2019

Notes to Financial Statements

As of December 31, 2019, the value of securities and other assets, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).

Investments in securities	Growth	Large Cap Growth	Mid Cap Growth	Small-Mid Cap Core
Level 1—Quoted prices
Common Stocks	$253,025	$301,967	$71,782	$6,487
Level 2—Other significant observable inputs
Repurchase Agreements	875	2,985	1,682	—
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$253,900	$304,952	$73,464	$6,487

Investments in securities	Small-Mid Cap Growth	Small-Mid Cap Value	Small Cap Growth	Small Cap Value
Level 1—Quoted prices
Common Stocks	$2,868,469	$7,407	$657,245	$167,542
Level 2—Other significant observable inputs
Repurchase Agreements	51,376	341	15,920	21,593
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$2,919,845	$7,748	$673,165	$189,135

Investments in securities	Global Leaders	International Leaders	International Growth	Institutional International Growth
Level 1—Quoted prices
Common Stocks	$169,388	$632,320	$2,074,688	$1,853,395
Level 2—Other significant observable inputs
Common Stocks	—	—	8,386	7,454
Repurchase Agreements	2,367	24,861	18,733	22,389
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$171,755	$657,181	$2,101,807	$1,883,238

Investments in securities	International Small Cap Growth	Emerging Markets Leaders	Emerging Markets Growth	Emerging Markets Small Cap Growth
Level 1—Quoted prices
Common Stocks	$302,245	$227,934	$760,117	$262,179
Preferred Stocks	—	—	8,192	5,357
Level 2—Other significant observable inputs
Common Stocks	2,660	5,753	10,981	6,889
Repurchase Agreements	2,344	—	12,845	3,610
Level 3—Significant unobservable inputs
Common Stocks	—	—	—	2
Total investments in securities	$307,249	$233,687	$792,135	$278,037

December 31, 2019	William Blair Funds	119

Notes to Financial Statements

Investments in securities	Bond	Income	Low Duration	Macro Allocation
Assets
Level 1—Quoted Prices
Exchange-Traded Funds	$—	$—	$—	$517,868
Level 2—Other significant observable inputs
Asset-Backed Securities	5,478	800	8,097	—
Commercial Paper	3,000	—	—	—
Corporate Obligations	107,901	15,209	19,481	—
Foreign Government Bond	—	—	—	17,631
Repurchase Agreements	5,170	154	1,688	25,979
U.S. Government and U.S. Government Agency	159,134	34,989	47,137	195,871
Level 3—Significant unobservable inputs
None	—	—	—	—
Liabilities
Level 1—Quoted Prices
None	—	—	—	—
Level 2—Other significant observable inputs
None	—	—	—	—
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$280,683	$51,152	$76,403	$757,349
Other financial instruments
Assets
Level 1—Quoted Prices
Futures Contracts	$—	$—	$—	$3,544
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	7,684
Swaps	—	—	—	1,228
Level 3—Significant unobservable inputs
None	—	—	—	—
Liabilities
Level 1—Quoted Prices
Futures Contracts	—	—	—	(8,524)
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	(10,496)
Swaps	(626)	—	—	(217)
U.S. Government Agency	(15,214)	(5,046)	(15,138)	—
Level 3—Significant unobservable inputs
None	—	—	—	—
Total Other Financial Instruments	$(15,840)	$(5,046)	$(15,138)	$(6,781)

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The fair value estimate for the Level 3 security in the Emerging Markets Small Cap Growth Fund was determined in good faith by the Pricing Committee, pursuant to the Valuation Procedures approved by the Board of Trustees. There were various factors considered in reaching the fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained for the security, and analysis of the company’s performance and market trends that influence its performance. The Level 3 security represented 0.00% as a percentage of net assets in the Emerging Markets Small Cap Growth Fund. The change in net unrealized gain (loss) related to this security held at December 31, 2019 is included within change in net unrealized appreciation (depreciation) of investments in securities in the Statement of Operations.

120	Annual Report	December 31, 2019

Notes to Financial Statements

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual management fee, which is accrued daily and paid monthly, based on a specified percentage of the Fund’s average daily net assets. Each Fund’s annual management fee rate is as follows:

U.S. Equity Funds
Growth	0.75%
Large Cap Growth[2]	0.60%
Mid Cap Growth[3]	0.90%
Small-Mid Cap Core	0.90%
Small-Mid Cap Growth	1.00%
Small-Mid Cap Value[4]	0.95%
Small Cap Growth	1.10%
Small Cap Value	1.10%

Fixed Income Funds
Bond	0.30%
Income[1]:
First $250 million	0.25%
In excess of $250 million	0.20%
Low Duration	0.30%

Multi-Asset and Alternative Fund
Macro Allocation	0.80%

Global Equity Fund
Global Leaders[5]	0.85%
International Equity Funds
International Leaders[6]	0.85%
International Growth:
First $250 million	1.10%
Next $2.25 billion	1.00%
Next $2.5 billion	0.975%
Next $5 billion	0.95%
Next $5 billion	0.925%
In excess of $15 billion	0.90%
Institutional International Growth:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders	1.10%
Emerging Markets Growth	1.10%
Emerging Markets Small Cap Growth	1.10%

1	Management fee also includes a charge of 5% of gross income.
2	Prior to May 1, 2019, the Large Cap Growth Fund paid a management fee at a rate of 0.70% of the Fund’s average daily net assets. Effective May 1, 2019, the management fee paid to the Adviser was reduced to 0.60%.
3	Prior to May 1, 2019, the Mid Cap Growth Fund paid a management fee at a rate of 0.95% of the Fund’s average daily net assets. Effective May 1, 2019, the management fee paid to the Adviser was reduced to 0.90%.
4	Prior to May 1, 2019, the Small-Mid Cap Value Fund paid a management fee at a rate of 1.00% of the Fund’s average daily net assets. Effective May 1, 2019, the management fee paid to the Adviser was reduced to 0.95%.
5	Prior to May 1, 2019, the Global Leaders Fund paid a management fee at a rate of 0.95% of the Fund’s average daily net assets. Effective May 1, 2019, the management fee paid to the Adviser was reduced to 0.85%.
6	Prior to May 1, 2019, the International Leaders Fund paid a management fee at a rate of 0.90% of the Fund’s average daily net assets. Effective May 1, 2019, the management fee paid to the Adviser was reduced to 0.85%.

December 31, 2019	William Blair Funds	121

Notes to Financial Statements

The Funds have also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse a Fund for certain operating expenses, subject to certain excluded expenses, in excess of the agreed upon rate through April 30, 2020. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser in the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. The Adviser will waive fees and/or reimburse expenses to the extent that the total operating expenses for the stated class of the Funds, subject to certain excluded expenses, exceed the following rates (as a percentage of average daily net assets):

	Class N		Class I		Institutional/Class R6
Fund	Effective May 1, 2019 through April 30, 2020	Effective May 1, 2018 through April 30, 2019	Effective May 1, 2019 through April 30, 2020	Effective May 1, 2018 through April 30, 2019	Effective May 1, 2019 through April 30, 2020	Effective May 1, 2018 through April 30, 2019
Growth	1.20%	1.20%	0.95%	0.95%	0.90%	N/A
Large Cap Growth	0.90%	1.05%	0.65%	0.80%	0.60%	N/A
Mid Cap Growth	1.20%	1.20%	0.95%	0.95%	0.90%	N/A
Small-Mid Cap Core	N/A	N/A	0.95%[1]	N/A	0.90%[1]	N/A
Small-Mid Cap Growth	1.35%	1.35%	1.10%	1.10%	1.05%	N/A
Small-Mid Cap Value	1.25%	1.25%	1.00%	1.00%	0.95%	N/A
Small Cap Growth	1.50%	1.50%	1.25%	1.25%	1.20%	N/A
Small Cap Value	1.50%	1.50%	1.25%	1.25%	1.20%	N/A
Global Leaders	1.15%	1.30%	0.90%	1.05%	0.85%	1.00%
International Leaders	1.15%	1.25%	0.90%	1.00%	0.85%	0.95%
International Growth	1.45%	1.45%	1.20%	1.20%	1.15%	N/A
Institutional International Growth	N/A	N/A	N/A	N/A	1.05%	1.05%
International Small Cap Growth	1.55%	1.55%	1.30%	1.30%	1.25%	1.25%
Emerging Markets Leaders	1.40%	1.55%	1.15%	1.30%	1.10%	1.25%
Emerging Markets Growth	1.60%	1.60%	1.35%	1.35%	1.30%	1.30%
Emerging Markets Small Cap Growth	1.55%	1.55%	1.30%	1.30%	1.25%	1.25%
Bond	0.60%	0.60%	0.45%	0.45%	0.40%	0.40%
Income	0.85%	0.85%	0.70%	0.70%	0.65%	N/A
Low Duration	0.55%	0.55%	0.40%	0.40%	0.35%	0.35%
Macro Allocation	1.25%	1.25%	1.00%	1.00%	0.95%	0.95%

1	Effective October 1, 2019 through April 30, 2021.

122	Annual Report	December 31, 2019

Notes to Financial Statements

For the year ended December 31, 2019, the fee waivers and/or expense reimbursements received by each Fund were as follows (in thousands):

Fund	Class N Waiver	Class I Waiver	Institutional/Class R6 Waiver	Total Waiver
Growth	$17	$—	$—	$17
Large Cap Growth	96	188	—	284
Mid Cap Growth	18	203	—	221
Small-Mid Cap Core (a)	N/A	6	35	41
Small-Mid Cap Growth	277	1,450	—	1,727
Small-Mid Cap Value	14	145	2	161
Small Cap Growth	85	73	—	158
Small Cap Value	8	250	—	258
Global Leaders	15	124	84	223
International Leaders	14	90	215	319
International Growth	19	—	—	19
Institutional International Growth	N/A	N/A	—	—
International Small Cap Growth	—	—	—	—
Emerging Markets Leaders	4	39	152	195
Emerging Markets Growth	—	—	—	—
Emerging Markets Small Cap Growth	9	164	93	266
Bond	47	59	5	111
Income	27	15	—	42
Low Duration	3	72	67	142
Macro Allocation	—	—	—	—

(a)	For the period from October 1, 2019 (Commencement of Operations) to December 31, 2019.

(b) Underwriting, Distribution Services, and Shareholder Administration Agreements

Pursuant to separate Underwriting and Distribution Agreements, WBC is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Each Fund, except the Small-Mid Cap Core and Institutional International Growth Funds, has a Distribution Agreement with WBC for distribution services to the Funds’ Class N shares. Each Fund pays WBC an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds except the Bond, Income and Low Duration Funds, which is 0.15%. Pursuant to the Distribution Agreement, WBC enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

The Global Leaders, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds have a Shareholder Administration Agreement with WBC to provide shareholder administration services to Class N and Class I shares. Class N and Class I shares of the Funds previously agreed to pay an annual fee, payable monthly, of 0.15% of average daily net assets attributable to each class, respectively, all of which had been waived by WBC since January 2015. Effective January 1, 2018, the fee was reduced to 0.00%. WBC has provided, and continues to provide, shareholder administration services pursuant to the Shareholder Administration Agreements.

December 31, 2019	William Blair Funds	123

Notes to Financial Statements

(5) Investment Transactions

Investment transactions, excluding U.S. government securities and short-term securities, for the year ended December 31, 2019, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$97,609	$138,784
Large Cap Growth	140,842	83,449
Mid Cap Growth	28,603	31,970
Small-Mid Cap Core (a)	6,781	664
Small-Mid Cap Growth	1,503,251	1,678,267
Small-Mid Cap Value	8,408	3,216
Small Cap Growth	336,270	391,143
Small Cap Value	509,487	904,758
Global Leaders	49,287	96,346
International Leaders	196,631	101,332
International Growth	718,856	1,291,068
Institutional International Growth	631,649	1,004,750
International Small Cap Growth	117,991	239,349
Emerging Markets Leaders	71,029	85,371
Emerging Markets Growth	616,650	756,907
Emerging Markets Small Cap Growth	393,420	448,317
Bond	211,836	352,778
Income	72,860	71,695
Low Duration	198,459	207,287
Macro Allocation	182,159	362,936

(a)	For the period from October 1, 2019 (Commencement of Operations) to December 31, 2019.

Investment transactions in U.S. government securities, excluding short-term securities, for the year ended December 31, 2019, were as follows (in thousands):

Fund	Purchases	Sales
Bond	$2,925	$16,689
Income	—	295
Low Duration	—	—
Macro Allocation	—	—

124	Annual Report	December 31, 2019

Notes to Financial Statements

(6) Financial Derivative Instruments

Each Fund may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. Macro Allocation Fund may also use derivative instruments to obtain investment exposures. The derivative instruments held as of December 31, 2019, as disclosed in each Fund’s Portfolios of Investments, are representative of each Fund’s derivative instrument trading activity during the year ended December 31, 2019.

Derivative transactions carry counterparty risk as they are based on contracts between a Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

Macro Allocation Fund is subject to certain netting arrangements through International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDAs”). The ISDAs maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. The ISDAs cover certain OTC derivative securities entered into by Macro Allocation Fund with various counterparties and allow Macro Allocation Fund to close out and net its total exposure to a counterparty in the event of a default.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. A futures contract can be closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (“initial margin deposit”). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund and a cash payment is either made to or received from the broker each day. Gains or losses on futures contracts are recognized but not considered realized until the contracts expire or are closed and are included in the Statement of Operations.

Options

The purchase or sale of an option by a Fund involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Writing options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk. Purchased options are shown as an asset in the Statement of Assets and Liabilities and are included in Investments in securities. Premiums received for written options are shown as a liability in the Statement of Assets and Liabilities. Realized gains and losses on the sale, expiration or assignment of an option are disclosed in the Statement of Operations.

Forward Foreign Currency Contracts

The Global Equity, International Equity and Multi-Asset and Alternative Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and

December 31, 2019	William Blair Funds	125

Notes to Financial Statements

the forward rates at the reporting date, is included in the Statement of Assets and Liabilities as unrealized appreciation/depreciation on forward foreign currency contracts. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested, for example, at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money. To the extent permitted by its investment policies and restrictions, a Fund may invest in the following types of swaps:

Credit Default Swaps—A Fund may invest in credit default swaps as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. A Fund may be a buyer or seller of a credit default swap. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. A Fund adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of the period end for which a Fund is the seller of protection are disclosed in the Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the same Fund for the same referenced entity or entities. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as an indicator of the payment performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent deterioration of the referenced entities’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap.

Interest Rate Swap—A Fund may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

Total Return Swap—A Fund may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver in the transaction, a Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer in the transaction, a Fund would make a payment for a positive return and would receive a payment for a negative return.

Variance Swap—A Fund may invest in variance swaps in order to gain or mitigate its exposure to an underlying reference entity such as a broad based index. A variance swap is an agreement between two parties to exchange cash flows based on the measured variance of a reference entity. The payer agrees to exchange the fixed rate, which is the variance strike price of the reference

126	Annual Report	December 31, 2019

Notes to Financial Statements

entity, to the receiver for the floating rate, which is the realized variance price of the reference entity. At the time the trade is originated, the agreed upon variance strike price is generally set so that the fair value of the swap is near zero. At maturity, a net cash flow is exchanged between the parties based on the difference between the final realized variance price of the swap and the variance strike price multiplied by the notional, or vega amount. As a receiver of the floating rate, a Fund would receive a payment if the final realized variance price is greater than the variance strike price and would make a payment if the final realized variance price is less than the variance strike price. As a payer of the floating rate, a Fund would receive a payment if the final realized variance price is less than the variance strike price and would make a payment if the final realized variance price is greater than the variance strike price.

The following table presents the value of financial derivative instruments, by Fund and primary risk exposure, as of December 31, 2019, and their respective location in the Statements of Assets and Liabilities (in thousands):

	Assets		Liabilities
Fund and Primary Risk Exposure	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities	Value
Bond
Credit	Receivable for variation margin on centrally cleared swaps(1)	$—	Payable for variation margin on centrally cleared swaps(1)	$626
Macro Allocation
Credit	Receivable for variation margin on centrally cleared swaps(1)	110	Payable for variation margin on centrally cleared swaps(1)	—
Currency	Unrealized appreciation on forward currency contracts	7,684	Unrealized depreciation on forward currency contracts	10,496
Equity	Receivable for variation margin on futures(1)	3,335	Payable for variation margin on futures(1)	7,523
Equity	Unrealized appreciation on swap contracts	1,048	Unrealized depreciation on swap contracts	—
Interest rate	Unrealized appreciation on swap contracts	70	Unrealized depreciation on swap contracts	217
Interest rate	Receivable for variation margin on futures(1)	209	Payable for variation margin on futures(1)	1,001

(1)	The table above includes cumulative appreciation/(depreciation) on futures contracts and centrally cleared swaps as reported in the applicable Fund’s Portfolio of Investments. Receivable/payable for variation margin on futures contracts and centrally cleared swaps as reported in the applicable Fund’s Statement of Assets and Liabilities represents the current day’s variation margin.

December 31, 2019	William Blair Funds	127

Notes to Financial Statements

The following table indicates the effect of derivatives, by Fund and primary risk exposure, in the Statements of Operations for the year ended December 31, 2019 (in thousands):

	Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund and Primary Risk Exposure	Statements of Operations	Value	Statements of Operations	Value
Bond
Credit	Swaps	$(374)	Swaps	$(902)
Macro Allocation
Credit	Swaps	409	Swaps	228
Currency	Forward foreign currency contracts	20,190	Forward foreign currency contracts	(8,007)
Currency	Options	(1,844)	Options	1,484
Equity	Futures contracts	(90,672)	Futures contracts	(12,783)
Equity	Options	(566)	Options	(154)
Equity	Swaps	1,914	Swaps	1,207
Interest rate	Futures contracts	(4,090)	Futures contracts	(350)
Interest rate	Options	(860)	Options	(409)
Interest rate	Swaps	(6,693)	Swaps	790

The following table is a summary by counterparty of the derivative instruments and collateral pledged/(received) included in the Macro Allocation Fund’s Statement of Assets and Liabilities at December 31, 2019 (in thousands):

	Financial Derivative Assets			Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts	Swaps	Total	Net Market Value	Collateral Pledged (Received)	Net Exposure
Citibank N.A.	$7,684	$984	$8,668	$(10,496)	$—	$(10,496)	$(1,828)	$1,350	$(478)
Credit Suisse	—	70	70	—	(217)	(217)	(147)	147	—
Goldman Sachs	—	64	64	—	—	—	64	—	64
	$7,684	$1,118	$8,802	$(10,496)	$(217)	$(10,713)

The net exposure represents the amount due from/(due to) the counterparty in the event of default. Any net exposure is generally due to changes in market value of the underlying derivative instruments on the last day of the period as timing of collateral movement occurs the following day. For Credit Suisse, the table does not include collateral pledged in the amount of $1,073 (in thousands) that is necessary to cover initial margin requirements on OTC swap contracts.

128	Annual Report	December 31, 2019

Notes to Financial Statements

(7) Fund Share Transactions

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2019 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$4,699	$3,142	$21,051	$(13,210)	512	339	2,242	(1,391)
Large Cap Growth	33,843	3,913	25,920	11,836	2,320	263	1,756	827
Mid Cap Growth	476	431	1,578	(671)	43	40	143	(60)
Small-Mid Cap Growth	74,019	23,898	268,742	(170,825)	2,970	946	11,034	(7,118)
Small-Mid Cap Value	102	6	76	32	10	—	7	3
Small Cap Growth	57,125	4,113	83,288	(22,050)	2,151	150	3,066	(765)
Small Cap Value	2,377	495	9,131	(6,259)	138	29	531	(364)
Global Leaders	953	98	1,463	(412)	72	7	112	(33)
International Leaders	2,342	37	2,610	(231)	145	2	161	(14)
International Growth	44,662	5,263	133,868	(83,943)	1,723	183	5,050	(3,144)
International Small Cap Growth	76	3	908	(829)	7	—	75	(68)
Emerging Markets Leaders	3,645	11	4,555	(899)	388	1	483	(94)
Emerging Markets Growth	1,739	300	2,909	(870)	142	23	231	(66)
Emerging Markets Small Cap Growth	561	—	6,536	(5,975)	37	—	440	(403)
Bond	13,853	2,166	58,587	(42,568)	1,355	212	5,682	(4,115)
Income	2,090	686	6,085	(3,309)	245	80	714	(389)
Low Duration	613	53	809	(143)	70	6	93	(17)
Macro Allocation	6,932	489	37,706	(30,285)	607	43	3,261	(2,611)

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemption	Total
Growth	$16,720	$17,115	$41,128	$(7,293)	1,519	1,552	3,712	(641)
Large Cap Growth	87,517	9,125	36,804	59,838	5,611	578	2,424	3,765
Mid Cap Growth	9,653	5,374	11,067	3,960	818	460	945	333
Small-Mid Cap Core (a)	1,600	1	1	1,600	155	—	—	155
Small-Mid Cap Growth	722,356	166,901	775,495	113,762	27,182	6,225	29,057	4,350
Small-Mid Cap Value	6,397	130	1,342	5,185	589	12	125	476
Small Cap Growth	137,860	8,577	216,223	(69,786)	4,617	278	7,091	(2,196)
Small Cap Value	47,012	14,487	449,289	(387,790)	2,655	811	25,120	(21,654)
Global Leaders	13,378	1,486	9,732	5,132	983	102	710	375
International Leaders	93,939	938	21,157	73,720	5,758	53	1,312	4,499
International Growth	187,914	18,095	720,429	(514,420)	7,104	614	26,516	(18,798)
International Small Cap Growth	37,548	370	104,497	(66,579)	3,181	27	8,815	(5,607)
Emerging Markets Leaders	11,138	376	10,689	825	1,144	37	1,102	79
Emerging Markets Growth	6,749	2,839	31,465	(21,877)	529	211	2,480	(1,740)
Emerging Markets Small Cap Growth	34,235	217	89,550	(55,098)	2,330	13	5,987	(3,644)
Bond	63,530	8,645	165,844	(93,669)	6,285	855	16,289	(9,149)
Income	15,837	1,281	21,322	(4,204)	1,889	151	2,517	(477)
Low Duration	5,864	1,972	25,726	(17,890)	673	226	2,953	(2,054)
Macro Allocation	95,661	13,901	238,819	(129,257)	8,287	1,233	20,648	(11,128)

December 31, 2019	William Blair Funds	129

Notes to Financial Statements

	Institutional/Class R6
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth (b)	$253	$17	$50	$220	21	2	4	19
Large Cap Growth (b)	1,614	96	103	1,607	98	6	6	98
Mid Cap Growth (b)	185	12	50	147	15	1	4	12
Small-Mid Cap Core (a)	4,638	3	23	4,618	464	—	2	462
Small-Mid Cap Growth (b)	39,365	2,655	1,015	41,005	1,417	99	36	1,480
Small-Mid Cap Value (b)	569	3	395	177	52	—	37	15
Small Cap Growth (b)	70,364	1,345	6,230	65,479	2,272	44	202	2,114
Small Cap Value (b)	594	16	95	515	32	1	5	28
Global Leaders	2,233	657	54,453	(51,563)	167	45	3,935	(3,723)
International Leaders	54,037	2,274	25,678	30,633	3,363	129	1,540	1,952
International Growth (b)	57,826	819	2,257	56,388	2,087	28	77	2,038
Institutional International Growth	192,878	17,852	574,855	(364,125)	12,482	1,060	37,590	(24,048)
International Small Cap Growth	8,293	596	66,807	(57,918)	690	44	5,534	(4,800)
Emerging Markets Leaders	23,896	1,819	39,496	(13,781)	2,519	179	4,094	(1,396)
Emerging Markets Growth	163,145	23,530	277,695	(91,020)	12,739	1,737	21,289	(6,813)
Emerging Markets Small Cap Growth	26,072	248	15,489	10,831	1,756	15	1,035	736
Bond	3,036	2,432	37,075	(31,607)	304	241	3,654	(3,109)
Income (b)	50	1	—	51	6	—	—	6
Low Duration	7,532	921	19,111	(10,658)	863	106	2,191	(1,222)
Macro Allocation	120,202	13,341	147,745	(14,202)	10,415	1,183	12,734	(1,136)

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$21,672	$20,274	$62,229	$(20,283)	2,052	1,893	5,958	(2,013)
Large Cap Growth	122,974	13,134	62,827	73,281	8,029	847	4,186	4,690
Mid Cap Growth	10,314	5,817	12,695	3,436	876	501	1,092	285
Small-Mid Cap Core (a)	6,238	4	24	6,218	619	—	2	617
Small-Mid Cap Growth	835,740	193,454	1,045,252	(16,058)	31,569	7,270	40,127	(1,288)
Small-Mid Cap Value	7,068	139	1,813	5,394	651	12	169	494
Small Cap Growth	265,349	14,035	305,741	(26,357)	9,040	472	10,359	(847)
Small Cap Value	49,983	14,998	458,515	(393,534)	2,825	841	25,656	(21,990)
Global Leaders	16,564	2,241	65,648	(46,843)	1,222	154	4,757	(3,381)
International Leaders	150,318	3,249	49,445	104,122	9,266	184	3,013	6,437
International Growth	290,402	24,177	856,554	(541,975)	10,914	825	31,643	(19,904)
Institutional International Growth	192,878	17,852	574,855	(364,125)	12,482	1,060	37,590	(24,048)
International Small Cap Growth	45,917	969	172,212	(125,326)	3,878	71	14,424	(10,475)
Emerging Markets Leaders	38,679	2,206	54,740	(13,855)	4,051	217	5,679	(1,411)
Emerging Markets Growth	171,633	26,669	312,069	(113,767)	13,410	1,971	24,000	(8,619)
Emerging Markets Small Cap Growth	60,868	465	111,575	(50,242)	4,123	28	7,462	(3,311)
Bond	80,419	13,243	261,506	(167,844)	7,944	1,308	25,625	(16,373)
Income	17,977	1,968	27,407	(7,462)	2,140	231	3,231	(860)
Low Duration	14,009	2,946	45,646	(28,691)	1,606	338	5,237	(3,293)
Macro Allocation	222,795	27,731	424,270	(173,744)	19,309	2,459	36,643	(14,875)

(a)	For the period from October 1, 2019 (Commencement of Operations) to December 31, 2019.
(b)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.

130	Annual Report	December 31, 2019

Notes to Financial Statements

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2018 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$23,472	$11,875	$21,376	$13,971	2,069	1,409	2,022	1,456
Large Cap Growth	29,850	6,475	14,335	21,990	2,017	509	994	1,532
Mid Cap Growth	708	913	1,816	(195)	60	98	165	(7)
Small-Mid Cap Growth	380,723	37,279	163,129	254,873	15,220	1,679	6,431	10,468
Small-Mid Cap Value	113	58	122	49	7	6	8	5
Small Cap Growth	123,547	23,316	86,965	59,898	4,080	939	3,187	1,832
Small Cap Value	5,677	2,217	14,925	(7,031)	281	138	782	(363)
Global Leaders	1,661	1,030	1,425	1,266	109	85	98	96
International Leaders	3,308	312	2,911	709	200	22	181	41
International Growth	108,982	38,814	295,580	(147,784)	3,862	1,621	10,783	(5,300)
International Small Cap Growth	239	429	1,644	(976)	17	40	130	(73)
Emerging Markets Leaders	4,063	179	4,196	46	410	21	410	21
Emerging Markets Growth	1,881	889	2,909	(139)	116	79	205	(10)
Emerging Markets Small Cap Growth	3,416	201	6,551	(2,934)	198	14	377	(165)
Bond	23,108	3,396	34,380	(7,876)	2,284	340	3,453	(829)
Income	2,428	983	19,283	(15,872)	286	116	2,264	(1,862)
Low Duration	1,165	56	1,495	(274)	132	6	169	(31)
Macro Allocation	22,540	666	19,962	3,244	1,959	59	1,710	308

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$19,362	$48,402	$178,305	$(110,541)	1,521	4,909	13,868	(7,438)
Large Cap Growth	30,159	17,362	81,956	(34,435)	1,958	1,293	5,120	(1,869)
Mid Cap Growth	10,073	8,782	30,355	(11,500)	806	873	2,485	(806)
Small-Mid Cap Growth	911,158	156,686	414,703	653,141	34,323	6,690	15,937	25,076
Small-Mid Cap Value	375	381	1,974	(1,218)	27	39	145	(79)
Small Cap Growth	202,591	46,926	114,306	135,211	6,183	1,690	3,677	4,196
Small Cap Value	66,163	56,178	145,358	(23,017)	3,311	3,405	7,213	(497)
Global Leaders	41,290	12,892	9,995	44,187	2,836	1,066	722	3,180
International Leaders	56,269	2,896	28,827	30,338	3,554	202	1,902	1,854
International Growth	200,613	133,989	531,160	(196,558)	6,692	5,473	18,564	(6,399)
International Small Cap Growth	82,715	19,411	169,747	(67,621)	5,533	1,796	13,158	(5,829)
Emerging Markets Leaders	9,820	3,475	14,210	(915)	917	412	1,420	(91)
Emerging Markets Growth	26,970	10,009	49,600	(12,621)	1,675	876	3,405	(854)
Emerging Markets Small Cap Growth	101,685	4,171	141,110	(35,254)	5,901	296	9,187	(2,990)
Bond	89,791	13,105	182,485	(79,589)	9,041	1,324	18,497	(8,132)
Income	8,196	1,300	24,129	(14,633)	976	154	2,848	(1,718)
Low Duration	9,060	2,567	84,883	(73,256)	1,029	291	9,591	(8,271)
Macro Allocation	204,410	14,124	483,628	(265,094)	17,377	1,250	41,548	(22,921)

December 31, 2019	William Blair Funds	131

Notes to Financial Statements

	Institutional/Class R6
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$3,889	$12,002	$65,440	$(49,549)	268	993	4,170	(2,909)
International Leaders	94,113	12,596	30,591	76,118	5,729	881	1,917	4,693
Institutional International Growth	268,610	180,253	432,394	16,469	15,659	12,959	24,320	4,298
International Small Cap Growth	12,441	21,099	39,019	(5,479)	833	1,941	2,717	57
Emerging Markets Leaders	31,986	16,112	231,210	(183,112)	2,961	1,911	23,818	(18,946)
Emerging Markets Growth	199,420	70,214	513,600	(243,966)	14,257	6,095	34,162	(13,810)
Emerging Markets Small Cap Growth	52,476	2,144	75,303	(20,683)	2,989	152	5,051	(1,910)
Bond	4,444	3,613	23,146	(15,089)	448	366	2,364	(1,550)
Low Duration	6,065	2,461	58,720	(50,194)	687	279	6,709	(5,743)
Macro Allocation	74,626	11,126	161,255	(75,503)	6,351	985	13,863	(6,527)

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$42,834	$60,277	$199,681	$(96,570)	3,590	6,318	15,890	(5,982)
Large Cap Growth	60,009	23,837	96,291	(12,445)	3,975	1,802	6,114	(337)
Mid Cap Growth	10,781	9,695	32,171	(11,695)	866	971	2,650	(813)
Small-Mid Cap Growth	1,291,881	193,965	577,832	908,014	49,543	8,369	22,368	35,544
Small-Mid Cap Value	488	439	2,096	(1,169)	34	45	153	(74)
Small Cap Growth	326,138	70,242	201,271	195,109	10,263	2,629	6,864	6,028
Small Cap Value	71,840	58,395	160,283	(30,048)	3,592	3,543	7,995	(860)
Global Leaders	46,840	25,924	76,860	(4,096)	3,213	2,144	4,990	367
International Leaders	153,690	15,804	62,329	107,165	9,483	1,105	4,000	6,588
International Growth	309,595	172,803	826,740	(344,342)	10,554	7,094	29,347	(11,699)
Institutional International Growth	268,610	180,253	432,394	16,469	15,659	12,959	24,320	4,298
International Small Cap Growth	95,395	40,939	210,410	(74,076)	6,383	3,777	16,005	(5,845)
Emerging Markets Leaders	45,869	19,766	249,616	(183,981)	4,288	2,344	25,648	(19,016)
Emerging Markets Growth	228,271	81,112	566,109	(256,726)	16,048	7,050	37,772	(14,674)
Emerging Markets Small Cap Growth	157,577	6,516	222,964	(58,871)	9,088	462	14,615	(5,065)
Bond	117,343	20,114	240,011	(102,554)	11,773	2,030	24,314	(10,511)
Income	10,624	2,283	43,412	(30,505)	1,262	270	5,112	(3,580)
Low Duration	16,290	5,084	145,098	(123,724)	1,848	576	16,469	(14,045)
Macro Allocation	301,576	25,916	664,845	(337,353)	25,687	2,294	57,121	(29,140)

(8) Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

132	Annual Report	December 31, 2019

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class N
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$7.91	$10.27	$11.41	$12.52	$13.55
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.04)	(0.02)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	2.54	0.75	2.78	(0.08)	0.75
Total from investment operations	2.51	0.71	2.76	(0.10)	0.71
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.97	3.07	3.90	1.01	1.74
Total distributions	0.97	3.07	3.90	1.01	1.74
Net asset value, end of year	$9.45	$7.91	$10.27	$11.41	$12.52
Total return (%)	31.97	5.10	24.35	(0.98)	5.31
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.24	1.22	1.20	1.21	1.19
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.21	1.19
Net investment income (loss), before waivers and reimbursements	(0.35)	(0.36)	(0.14)	(0.15)	(0.29)
Net investment income (loss), net of waivers and reimbursements	(0.31)	(0.34)	(0.14)	(0.15)	(0.29)
Class N net assets at the end of the year (in thousands)	$32,710	$38,370	$34,886	$62,936	$149,754
Portfolio turnover rate (%)	39	46	38	79	78

	Class I
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.25	$11.51	$12.39	$13.50	$14.43
Income (loss) from investment operations:
Net investment income (loss)	(0.00)^	(0.01)	0.02	0.03	0.01
Net realized and unrealized gain (loss) on investments	2.97	0.82	3.02	(0.10)	0.80
Total from investment operations	2.97	0.81	3.04	(0.07)	0.81
Less distributions from:
Net investment income	—	0.00 ^	0.02	0.03	—
Net realized gain	0.97	3.07	3.90	1.01	1.74
Total distributions	0.97	3.07	3.92	1.04	1.74
Net asset value, end of year	$11.25	$9.25	$11.51	$12.39	$13.50
Total return (%)	32.32	5.42	24.64	(0.69)	5.69
Ratios to average daily net assets (%):
Expenses	0.92	0.91	0.92	0.90	0.89
Net investment income (loss)	(0.03)	(0.06)	0.12	0.20	0.06
Class I net assets at the end of the year (in thousands)	$220,660	$187,306	$318,848	$514,870	$696,744
Portfolio turnover rate (%)	39	46	38	79	78

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2019	William Blair Funds	133

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class R6
	Period Ended December 31,
	2019(a)
Net asset value, beginning of year	$11.06
Income (loss) from investment operations:
Net investment income (loss)	(0.00	)^
Net realized and unrealized gain (loss) on investments	1.17
Total from investment operations	1.17
Less distributions from:
Net investment income	—
Net realized gain	0.97
Total distributions	0.97
Net asset value, end of year	$11.26
Total return (%)*	10.75
Ratios to average daily net assets (%)**:
Expenses	0.88
Net investment income (loss)		(0.06)
Class R6 net assets at the end of the year (in thousands)	$217
Portfolio turnover rate (%)*	39

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

134	Annual Report	December 31, 2019

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

	Class N
	Years Ended December 31,
	2019		2018	2017	2016	2015
Net asset value, beginning of year	$11.99		$13.35	$10.26	$10.15	$10.46
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	(0.02)	(0.02)	0.02	(0.02)
Net realized and unrealized gain (loss) on investments	4.29		0.81	3.19	0.18	0.75
Total from investment operations	4.29		0.79	3.17	0.20	0.73
Less distributions from:
Net investment income	0.01		—	—	0.01	—
Net realized gain	1.00		2.15	0.08	0.08	1.04
Total distributions	1.01		2.15	0.08	0.09	1.04
Net asset value, end of year	$15.27		$11.99	$13.35	$10.26	$10.15
Total return (%)	36.00		4.96	30.88	1.97	7.04
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.12		1.21	1.19	1.23	1.28
Expenses, net of waivers and reimbursements	0.95		1.05	1.05	1.05	1.07
Net investment income (loss), before waivers and reimbursements	(0.14)		(0.33)	(0.27)	(0.01)	(0.43)
Net investment income (loss), net of waivers and reimbursements	0.03		(0.17)	(0.13)	0.17	(0.22)
Class N net assets at the end of the year (in thousands)	$65,314		$41,361	$25,604	$11,860	$10,443
Portfolio turnover rate (%)	37		47	29	44	38

	Class I
	Years Ended December 31,
	2019		2018	2017	2016	2015
Net asset value, beginning of year	$12.66		$13.97	$10.70	$10.58	$10.84
Income (loss) from investment operations:
Net investment income (loss)	0.04		0.01	0.02	0.04	(0.00)^
Net realized and unrealized gain (loss) on investments	4.54		0.85	3.33	0.19	0.78
Total from investment operations	4.58		0.86	3.35	0.23	0.78
Less distributions from:
Net investment income	0.05		0.02	—	0.03	—
Net realized gain	1.00		2.15	0.08	0.08	1.04
Total distributions	1.05		2.17	0.08	0.11	1.04
Net asset value, end of year	$16.19		$12.66	$13.97	$10.70	$10.58
Total return (%)	36.35		5.21	31.29	2.22	7.26
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.81		0.90	0.90	0.91	0.95
Expenses, net of waivers and reimbursements	0.70		0.80	0.80	0.80	0.82
Net investment income (loss), before waivers and reimbursements	0.16		(0.01)	0.03	0.30	(0.10)
Net investment income (loss), net of waivers and reimbursements	0.27		0.09	0.13	0.41	0.03
Class I net assets at the end of the year (in thousands)	$236,930		$137,599	$177,959	$110,475	$59,038
Portfolio turnover rate (%)	37		47	29	44	38

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2019	William Blair Funds	135

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

Class R6
Period Ended December 31,
2019(a)
Net asset value, beginning of year	$15.12
Income (loss) from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investments	2.07
Total from investment operations	2.11
Less distributions from:
Net investment income	0.06
Net realized gain	1.00
Total distributions	1.06
Net asset value, end of year	$16.17
Total return (%)*	14.13
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.71
Expenses, net of waivers and reimbursements	0.60
Net investment income (loss), before waivers and reimbursements	0.22
Net investment income (loss), net of waivers and reimbursements	0.33
Class R6 net assets at the end of the year (in thousands)	$1,590
Portfolio turnover rate (%)*	37

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

136	Annual Report	December 31, 2019

Financial Highlights — For a share outstanding throughout each period

Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.87	$10.92	$10.69	$11.28	$14.20
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.06)	(0.08)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments	3.22	0.03	2.29	0.09	0.04
Total from investment operations	3.17	(0.03)	2.21	0.03	(0.05)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.05	2.02	1.98	0.62	2.87
Total distributions	1.05	2.02	1.98	0.62	2.87
Net asset value, end of year	$10.99	$8.87	$10.92	$10.69	$11.28
Total return (%)	36.02	(1.20)	20.88	0.23	(0.20)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.51	1.57	1.49	1.45	1.43
Expenses, net of waivers and reimbursements	1.20	1.23	1.30	1.30	1.32
Net investment income (loss), before waivers and reimbursements	(0.79)	(0.85)	(0.84)	(0.68)	(0.76)
Net investment income (loss), net of waivers and reimbursements	(0.48)	(0.51)	(0.65)	(0.53)	(0.65)
Class N net assets at the end of the year (in thousands)	$5,465	$4,944	$6,166	$16,234	$25,105
Portfolio turnover rate (%)	43	58	59	60	65

	Class I
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.55	$11.57	$11.20	$11.76	$14.65
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.03)	(0.05)	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investments	3.46	0.03	2.40	0.09	0.04
Total from investment operations	3.43	—	2.35	0.06	(0.02)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.05	2.02	1.98	0.62	2.87
Total distributions	1.05	2.02	1.98	0.62	2.87
Net asset value, end of year	$11.93	$9.55	$11.57	$11.20	$11.76
Total return (%)	36.17	(0.86)	21.18	0.48	0.00
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.28	1.31	1.23	1.18	1.14
Expenses, net of waivers and reimbursements	0.95	0.98	1.05	1.05	1.07
Net investment income (loss), before waivers and reimbursements	(0.56)	(0.58)	(0.58)	(0.39)	(0.48)
Net investment income (loss), net of waivers and reimbursements	(0.23)	(0.25)	(0.40)	(0.26)	(0.41)
Class I net assets at the end of the year (in thousands)	$67,936	$51,173	$71,369	$119,424	$174,617
Portfolio turnover rate (%)	43	58	59	60	65

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2019	William Blair Funds	137

Financial Highlights — For a share outstanding throughout each period

Mid Cap Growth Fund

Class R6
Period Ended December 31,
2019(a)
Net asset value, beginning of year	$11.93
Income (loss) from investment operations:
Net investment income (loss)	(0.01)
Net realized and unrealized gain (loss) on investments	1.07
Total from investment operations	1.06
Less distributions from:
Net investment income	—
Net realized gain	1.05
Total distributions	1.05
Net asset value, end of year	$11.94
Total return (%)*	9.10
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.14
Expenses, net of waivers and reimbursements	0.90
Net investment income (loss), before waivers and reimbursements	(0.41)
Net investment income (loss), net of waivers and reimbursements	(0.17)
Class R6 net assets at the end of the year (in thousands)	$145
Portfolio turnover rate (%)*	43

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

138	Annual Report	December 31, 2019

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Core Fund

Class I
Period Ended December 31,
2019(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss) on investments	0.67
Total from investment operations	0.69
Less distributions from:
Net investment income	0.01
Net realized gain	—
Total distributions	0.01
Net asset value, end of year	$10.68
Total return (%)*	6.87
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	3.92
Expenses, net of waivers and reimbursements	0.95
Net investment income (loss), before waivers and reimbursements	(2.23)
Net investment income (loss), net of waivers and reimbursements	0.74
Class N net assets at the end of the year (in thousands)	$1,655
Portfolio turnover rate (%)*	12

Class R6
Period Ended December 31,
2019(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investments	0.68
Total from investment operations	0.69
Less distributions from:
Net investment income	0.01
Net realized gain	—
Total distributions	0.01
Net asset value, end of year	$10.68
Total return (%)*	6.88
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	3.92
Expenses, net of waivers and reimbursements	0.90
Net investment income (loss), before waivers and reimbursements	(2.71)
Net investment income (loss), net of waivers and reimbursements	0.31
Class I net assets at the end of the year (in thousands)	$4,933
Portfolio turnover rate (%)*	12

(a)	For the period from October 1, 2019 (commencement of operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2019	William Blair Funds	139

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$20.97	$23.36	$19.20	$18.53	$18.72
Income (loss) from investment operations:
Net investment income (loss)	(0.20)	(0.18)	(0.16)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	6.56	(0.25)	5.62	1.29	0.93
Total from investment operations	6.36	(0.43)	5.46	1.20	0.83
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.92	1.96	1.30	0.53	1.02
Total distributions	1.92	1.96	1.30	0.53	1.02
Net asset value, end of year	$25.41	$20.97	$23.36	$19.20	$18.53
Total return (%)	30.41	(2.29)	28.57	6.45	4.47
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.43	1.44	1.43	1.43	1.42
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35
Net investment income (loss), before waivers and reimbursements	(0.88)	(0.81)	(0.82)	(0.59)	(0.58)
Net investment income (loss), net of waivers and reimbursements	(0.80)	(0.72)	(0.74)	(0.51)	(0.51)
Class N net assets at the end of the year (in thousands)	$334,017	$424,865	$228,828	$171,638	$169,595
Portfolio turnover rate (%)	56	46	64	66	44

	Class I
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$22.12	$24.48	$20.02	$19.25	$19.36
Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.12)	(0.11)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	6.93	(0.28)	5.87	1.35	0.97
Total from investment operations	6.79	(0.40)	5.76	1.30	0.91
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.92	1.96	1.30	0.53	1.02
Total distributions	1.92	1.96	1.30	0.53	1.02
Net asset value, end of year	$26.99	$22.12	$24.48	$20.02	$19.25
Total return (%)	30.77	(2.06)	28.90	6.72	4.74
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.16	1.16	1.16	1.16	1.15
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10	1.10
Net investment income (loss), before waivers and reimbursements	(0.59)	(0.53)	(0.55)	(0.34)	(0.33)
Net investment income (loss), net of waivers and reimbursements	(0.53)	(0.47)	(0.49)	(0.28)	(0.28)
Class I net assets at the end of the year (in thousands)	$2,531,823	$1,979,105	$1,576,180	$1,090,939	$1,019,544
Portfolio turnover rate (%)	56	46	64	66	44

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

140	Annual Report	December 31, 2019

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

Class R6
Period Ended December 31,
2019(a)
Net asset value, beginning of year	$26.76
Income (loss) from investment operations:
Net investment income (loss)	(0.09)
Net realized and unrealized gain (loss) on investments	2.26
Total from investment operations	2.17
Less distributions from:
Net investment income	—
Net realized gain	1.92
Total distributions	1.92
Net asset value, end of year	$27.01
Total return (%)*	8.17
Ratios to average daily net assets (%)**:
Expenses	1.05
Net investment income (loss)	(0.46)
Class R6 net assets at the end of the year (in thousands)	$39,974
Portfolio turnover rate (%)*	56

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2019	William Blair Funds	141

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Value Fund

	Class N
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.31	$14.31	$14.53	$12.54	$13.63
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.09	0.04	0.04	0.04
Net realized and unrealized gain (loss) on investments	2.00	(2.08)	1.33	2.55	(0.47)
Total from investment operations	2.10	(1.99)	1.37	2.59	(0.43)
Less distributions from:
Net investment income	0.03	0.03	0.02	0.01	0.01
Net realized gain	0.16	2.98	1.57	0.59	0.65
Total distributions	0.19	3.01	1.59	0.60	0.66
Net asset value, end of year	$11.22	$9.31	$14.31	$14.53	$12.54
Total return (%)	22.77	(15.32)	9.59	20.69	(3.13)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	6.76	6.88	4.83	4.15	3.93
Expenses, net of waivers and reimbursements	1.25	1.28	1.35	1.35	1.37
Net investment income (loss), before waivers and reimbursements	(4.59)	(4.97)	(3.21)	(2.51)	(2.29)
Net investment income (loss), net of waivers and reimbursements	0.92	0.63	0.27	0.29	0.27
Class N net assets at the end of the year (in thousands)	$315	$234	$284	$267	$855
Portfolio turnover rate (%)	107	104	70	45	35

	Class I
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.23	$14.24	$14.47	$12.54	$13.63
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.11	0.07	0.08	0.07
Net realized and unrealized gain (loss) on investments	1.98	(2.06)	1.33	2.55	(0.47)
Total from investment operations	2.12	(1.95)	1.40	2.63	(0.40)
Less distributions from:
Net investment income	0.06	0.08	0.06	0.11	0.04
Net realized gain	0.16	2.98	1.57	0.59	0.65
Total distributions	0.22	3.06	1.63	0.70	0.69
Net asset value, end of year	$11.13	$9.23	$14.24	$14.47	$12.54
Total return (%)	23.00	(15.03)	9.84	21.00	(2.86)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	6.45	6.54	4.55	3.92	3.72
Expenses, net of waivers and reimbursements	1.00	1.03	1.10	1.10	1.12
Net investment income (loss), before waivers and reimbursements	(4.13)	(4.69)	(2.94)	(2.20)	(2.08)
Net investment income (loss), net of waivers and reimbursements	1.32	0.82	0.51	0.62	0.52
Class I net assets at the end of the year (in thousands)	$7,042	$1,445	$3,359	$3,186	$3,220
Portfolio turnover rate (%)	107	104	70	45	35

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

142	Annual Report	December 31, 2019

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Value Fund

Class R6
Period Ended December 31,
2019(a)
Net asset value, beginning of year	$10.93
Income (loss) from investment operations:
Net investment income (loss)	0.11
Net realized and unrealized gain (loss) on investments	0.31
Total from investment operations	0.42
Less distributions from:
Net investment income	0.06
Net realized gain	0.16
Total distributions	0.22
Net asset value, end of year	$11.13
Total Return (%)*	3.89
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	4.85
Expenses, net of waivers and reimbursements	0.95
Net investment income (loss), before waivers and reimbursements	(2.41)
Net investment income (loss), net of waivers and reimbursements	1.49
Class R6 net assets at the end of the year (in thousands)	$171
Portfolio turnover rate (%)*	107

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2019	William Blair Funds	143

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$23.23	$26.87	$25.24	$22.47	$25.61
Income (loss) from investment operations:
Net investment income (loss)	(0.24)	(0.27)	(0.25)	(0.18)	(0.22)
Net realized and unrealized gain (loss) on investments	5.40	(0.10)	6.88	4.43	(0.93)
Total from investment operations	5.16	(0.37)	6.63	4.25	(1.15)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.64	3.27	5.00	1.48	1.99
Total distributions	0.64	3.27	5.00	1.48	1.99
Net asset value, end of year	$27.75	$23.23	$26.87	$25.24	$22.47
Total return (%)	22.26	(2.14)	26.70	18.89	(4.44)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.54	1.55	1.54	1.55	1.59
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50
Net investment income (loss), before waivers and reimbursements	(0.92)	(0.94)	(0.93)	(0.84)	(0.94)
Net investment income (loss), net of waivers and reimbursements	(0.88)	(0.89)	(0.89)	(0.79)	(0.85)
Class N net assets at the end of the year (in thousands)	$180,706	$169,074	$146,291	$117,068	$111,944
Portfolio turnover rate (%)	51	74	81	90	91

	Class I
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$25.99	$29.61	$27.34	$24.17	$27.32
Income (loss) from investment operations:
Net investment income (loss)	(0.19)	(0.21)	(0.20)	(0.13)	(0.17)
Net realized and unrealized gain (loss) on investments	6.03	(0.14)	7.47	4.78	(0.99)
Total from investment operations	5.84	(0.35)	7.27	4.65	(1.16)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.64	3.27	5.00	1.48	1.99
Total distributions	0.64	3.27	5.00	1.48	1.99
Net asset value, end of year	$31.19	$25.99	$29.61	$27.34	$24.17
Total return (%)	22.51	(1.88)	26.99	19.22	(4.20)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.27	1.25	1.25	1.27	1.30
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	(0.65)	(0.65)	(0.64)	(0.56)	(0.66)
Net investment income (loss), net of waivers and reimbursements	(0.63)	(0.65)	(0.64)	(0.54)	(0.61)
Class I net assets at the end of the year (in thousands)	$423,881	$410,233	$343,119	$271,830	$261,269
Portfolio turnover rate (%)	51	74	81	90	91

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

144	Annual Report	December 31, 2019

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

Class R6
Period Ended December 31,
2019(a)
Net asset value, beginning of year	$31.00
Income (loss) from investment operations:
Net investment income (loss)	(0.11)
Net realized and unrealized gain (loss) on investments	0.95
Total from investment operations	0.84
Less distributions from:
Net investment income	—
Net realized gain	0.64
Total distributions	0.64
Net asset value, end of year	$31.20
Total Return (%)*	2.75
Ratios to average daily net assets (%)**:
Expenses	1.18
Net investment income (loss)	(0.51)
Class R6 net assets at the end of the year (in thousands)	$65,950
Portfolio turnover rate (%)*	51

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2019	William Blair Funds	145

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

	Class N
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$15.04	$20.15	$20.18	$16.68	$17.76
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.03	0.01	0.04	0.02
Net realized and unrealized gain (loss) on investments	2.92	(3.12)	1.50	4.34	(1.05)
Total from investment operations	3.01	(3.09)	1.51	4.38	(1.03)
Less distributions from:
Net investment income	0.09	—	—	0.04	—
Net realized gain	0.49	2.02	1.54	0.84	0.05
Total distributions	0.58	2.02	1.54	0.88	0.05
Net asset value, end of year	$17.47	$15.04	$20.15	$20.18	$16.68
Total return (%)	20.09	(15.93)	7.57	26.19	(5.77)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.55	1.56	1.55	1.53	1.54
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50
Net investment income (loss), before waivers and reimbursements	0.49	0.08	(0.01)	0.19	0.10
Net investment income (loss), net of waivers and reimbursements	0.54	0.14	0.04	0.22	0.14
Class N net assets at the end of the year (in thousands)	$12,672	$16,381	$29,271	$33,359	$33,351
Portfolio turnover rate (%)	116	56	38	33	30

	Class I
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$15.50	$20.70	$20.68	$17.08	$18.17
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.08	0.06	0.09	0.08
Net realized and unrealized gain (loss) on investments	3.01	(3.21)	1.54	4.44	(1.08)
Total from investment operations	3.15	(3.13)	1.60	4.53	(1.00)
Less distributions from:
Net investment income	0.14	0.05	0.04	0.09	0.04
Net realized gain	0.49	2.02	1.54	0.84	0.05
Total distributions	0.63	2.07	1.58	0.93	0.09
Net asset value, end of year	$18.02	$15.50	$20.70	$20.68	$17.08
Total return (%)	20.45	(15.74)	7.85	26.46	(5.47)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.31	1.30	1.29	1.29	1.24
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.24
Net investment income (loss), before waivers and reimbursements	0.74	0.36	0.25	0.43	0.43
Net investment income (loss), net of waivers and reimbursements	0.80	0.41	0.29	0.47	0.43
Class I net assets at the end of the year (in thousands)	$162,093	$475,134	$644,749	$675,272	$579,010
Portfolio turnover rate (%)	116	56	38	33	30

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

146	Annual Report	December 31, 2019

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

Class R6
Period Ended December 31,
2019(a)
Net asset value, beginning of year	$18.19
Income (loss) from investment operations:
Net investment income (loss)	0.16
Net realized and unrealized gain (loss) on investments	0.32
Total from investment operations	0.48
Less distributions from:
Net investment income	0.15
Net realized gain	0.49
Total distributions	0.64
Net asset value, end of year	$18.03
Total Return (%)*	2.69
Ratios to average daily net assets (%)**:
Expenses	1.17
Net investment income (loss)	1.28
Class R6 net assets at the end of the year (in thousands)	$513
Portfolio turnover rate (%)*	116

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2019	William Blair Funds	147

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

	Class N
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.47	$14.53	$11.60	$11.58	$11.84
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.02	0.05	0.03	0.02
Net realized and unrealized gain (loss) on investments	3.61	(1.12)	3.46	0.04	0.27
Total from investment operations	3.62	(1.10)	3.51	0.07	0.29
Less distributions from:
Net investment income	0.03	—	0.10	—	0.01
Net realized gain	0.14	1.96	0.48	0.05	0.54
Total distributions	0.17	1.96	0.58	0.05	0.55
Net asset value, end of year	$14.92	$11.47	$14.53	$11.60	$11.58
Total return (%)	31.57	(8.23)	30.31	0.62	2.49
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.39	1.47	1.63	1.62	1.61
Expenses, net of waivers and reimbursements	1.20	1.33	1.37	1.36	1.39
Net investment income (loss), before waivers and reimbursements	(0.10)	(0.01)	0.09	(0.03)	(0.10)
Net investment income (loss), net of waivers and reimbursements	0.09	0.13	0.35	0.23	0.12
Class N net assets at the end of the year (in thousands)	$8,910	$7,225	$7,761	$5,760	$5,588
Portfolio turnover rate (%)	27	49	41	75	55

	Class I
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.47	$14.56	$11.62	$11.59	$11.85
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.06	0.09	0.06	0.06
Net realized and unrealized gain (loss) on investments	3.61	(1.13)	3.47	0.05	0.26
Total from investment operations	3.66	(1.07)	3.56	0.11	0.32
Less distributions from:
Net investment income	0.06	0.06	0.14	0.03	0.04
Net realized gain	0.14	1.96	0.48	0.05	0.54
Total distributions	0.20	2.02	0.62	0.08	0.58
Net asset value, end of year	$14.93	$11.47	$14.56	$11.62	$11.59
Total return (%)	31.96	(8.06)	30.69	0.98	2.77
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.07	1.15	1.33	1.31	1.32
Expenses, net of waivers and reimbursements	0.95	1.07	1.07	1.05	1.10
Net investment income (loss), before waivers and reimbursements	0.22	0.31	0.39	0.28	0.23
Net investment income (loss), net of waivers and reimbursements	0.34	0.39	0.65	0.54	0.45
Class I net assets at the end of the year (in thousands)	$114,666	$83,790	$60,067	$45,772	$45,853
Portfolio turnover rate (%)	27	49	41	75	55

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

148	Annual Report	December 31, 2019

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

	Class R6
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.47	$14.56	$11.62	$11.59	$11.85
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.07	0.10	0.07	0.06
Net realized and unrealized gain (loss) on investments	3.61	(1.13)	3.47	0.05	0.27
Total from investment operations	3.67	(1.06)	3.57	0.12	0.33
Less distributions from:
Net investment income	0.07	0.07	0.15	0.04	0.05
Net realized gain	0.14	1.96	0.48	0.05	0.54
Total distributions	0.21	2.03	0.63	0.09	0.59
Net asset value, end of year	$14.93	$11.47	$14.56	$11.62	$11.59
Total return (%)	32.02	(7.99)	30.78	1.03	2.85
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.01	1.08	1.10	1.11	1.11
Expenses, net of waivers and reimbursements	0.90	1.00	1.00	1.00	1.03
Net investment income (loss), before waivers and reimbursements	0.32	0.39	0.65	0.48	0.39
Net investment income (loss), net of waivers and reimbursements	0.43	0.47	0.75	0.59	0.47
Class R6 net assets at the end of the year (in thousands)	$48,133	$79,685	$143,521	$125,199	$137,527
Portfolio turnover rate (%)	27	49	41	75	55

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2019	William Blair Funds	149

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Class N
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$13.80	$16.37	$12.88	$12.89	$12.25
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.13	0.11	0.03	0.07
Net realized and unrealized gain (loss) on investments	4.25	(2.19)	3.70	0.08	0.66
Total from investment operations	4.34	(2.06)	3.81	0.11	0.73
Less distributions from:
Net investment income	0.06	0.06	0.20	0.12	0.02
Net realized gain	—	0.45	0.12	—	0.07
Total distributions	0.06	0.51	0.32	0.12	0.09
Net asset value, end of year	$18.08	$13.80	$16.37	$12.88	$12.89
Total return (%)	31.46	(12.70)	29.65	0.88	6.01
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.32	1.39	1.59	1.56	1.56
Expenses, net of waivers and reimbursements	1.18	1.28	1.35	1.30	1.24
Net investment income (loss), before waivers and reimbursements	0.44	0.70	0.48	(0.02)	0.19
Net investment income (loss), net of waivers and reimbursements	0.58	0.81	0.72	0.24	0.51
Class N net assets at the end of the year (in thousands)	$11,163	$8,715	$9,651	$2,922	$377
Portfolio turnover rate (%)	20	33	41	59	29

	Class I
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$13.84	$16.44	$12.92	$12.91	$12.25
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.17	0.16	0.10	0.10
Net realized and unrealized gain (loss) on investments	4.27	(2.19)	3.71	0.04	0.65
Total from investment operations	4.39	(2.02)	3.87	0.14	0.75
Less distributions from:
Net investment income	0.10	0.13	0.23	0.13	0.02
Net realized gain	—	0.45	0.12	—	0.07
Total distributions	0.10	0.58	0.35	0.13	0.09
Net asset value, end of year	$18.13	$13.84	$16.44	$12.92	$12.91
Total return (%)	31.76	(12.45)	30.05	1.10	6.18
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.01	1.07	1.28	1.30	1.46
Expenses, net of waivers and reimbursements	0.93	1.03	1.05	1.04	1.13
Net investment income (loss), before waivers and reimbursements	0.64	1.02	0.86	0.48	0.42
Net investment income (loss), net of waivers and reimbursements	0.72	1.06	1.09	0.74	0.75
Class I net assets at the end of the year (in thousands)	$181,617	$76,382	$60,279	$30,944	$13,474
Portfolio turnover rate (%)	20	33	41	59	29

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

150	Annual Report	December 31, 2019

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Class R6
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$13.83	$16.43	$12.92	$12.90	$12.24
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.18	0.18	0.12	0.11
Net realized and unrealized gain (loss) on investments	4.26	(2.19)	3.70	0.04	0.66
Total from investment operations	4.40	(2.01)	3.88	0.16	0.77
Less distributions from:
Net investment income	0.11	0.14	0.25	0.14	0.04
Net realized gain	—	0.45	0.12	—	0.07
Total distributions	0.11	0.59	0.37	0.14	0.11
Net asset value, end of year	$18.12	$13.83	$16.43	$12.92	$12.90
Total return (%)	31.83	(12.38)	30.08	1.25	6.33
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.93	0.99	1.03	1.06	1.15
Expenses, net of waivers and reimbursements	0.88	0.95	0.95	0.95	0.98
Net investment income (loss), before waivers and reimbursements	0.80	1.07	1.10	0.81	0.71
Net investment income (loss), net of waivers and reimbursements	0.85	1.11	1.18	0.92	0.88
Class R6 net assets at the end of the year (in thousands)	$461,124	$324,902	$308,898	$221,356	$102,227
Portfolio turnover rate (%)	20	33	41	59	29

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2019	William Blair Funds	151

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

	Class N
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$23.04	$30.41	$23.86	$24.94	$25.24
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.16	0.21	0.20	0.18
Net realized and unrealized gain (loss) on investments	6.87	(5.56)	6.73	(0.92)	(0.25)
Total from investment operations	6.96	(5.40)	6.94	(0.72)	(0.07)
Less distributions from:
Net investment income	0.32	0.12	0.39	0.36	0.23
Net realized gain	—	1.85	—	—	—
Total distributions	0.32	1.97	0.39	0.36	0.23
Net asset value, end of year	$29.68	$23.04	$30.41	$23.86	$24.94
Total return (%)	30.24	(18.00)	29.11	(2.88)	(0.27)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.45	1.46	1.47	1.43	1.42
Expenses, net of waivers and reimbursements	1.45	1.45	1.45	1.43	1.42
Net investment income (loss), before waivers and reimbursements	0.34	0.54	0.76	0.84	0.71
Net investment income (loss), net of waivers and reimbursements	0.34	0.55	0.78	0.84	0.71
Class N net assets at the end of the year (in thousands)	$494,788	$456,533	$763,740	$729,544	$1,023,588
Portfolio turnover rate (%)	34	78	82	101	70

	Class I
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$23.56	$31.13	$24.42	$25.51	$25.82
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.26	0.30	0.29	0.27
Net realized and unrealized gain (loss) on investments	7.03	(5.70)	6.89	(0.94)	(0.28)
Total from investment operations	7.21	(5.44)	7.19	(0.65)	(0.01)
Less distributions from:
Net investment income	0.39	0.28	0.48	0.44	0.30
Net realized gain	—	1.85	—	—	—
Total distributions	0.39	2.13	0.48	0.44	0.30
Net asset value, end of year	$30.38	$23.56	$31.13	$24.42	$25.51
Total return (%)	30.66	(17.73)	29.49	(2.54)	(0.03)
Ratios to average daily net assets (%):
Expenses	1.14	1.13	1.14	1.13	1.14
Net investment income (loss)	0.65	0.86	1.08	1.16	1.02
Class I net assets at the end of the year (in thousands)	$1,552,355	$1,646,811	$2,375,326	$2,251,701	$2,655,156
Portfolio turnover rate (%)	34	78	82	101	70

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

152	Annual Report	December 31, 2019

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

Class R6
Period Ended December 31,
2019(a)
Net asset value, beginning of year	$27.56
Income (loss) from investment operations:
Net investment income (loss)	(0.05)
Net realized and unrealized gain (loss) on investments	3.27
Total from investment operations	3.22
Less distributions from:
Net investment income	0.41
Net realized gain	—
Total distributions	0.41
Net asset value, end of year	$30.37
Total Return (%)*	11.71
Ratios to average daily net assets (%)**:
Expenses	1.06
Net investment income (loss)	(0.26)
Class R6 net assets at end of year (in thousands)	$61,916
Portfolio turnover rate (%)*	34

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2019	William Blair Funds	153

Financial Highlights — For a share outstanding throughout each period

Institutional International Growth Fund

	Institutional
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$13.40	$18.08	$14.55	$15.08	$15.26
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.18	0.21	0.18	0.19
Net realized and unrealized gain (loss) on investments	4.00	(3.29)	4.07	(0.54)	(0.18)
Total from investment operations	4.12	(3.11)	4.28	(0.36)	0.01
Less distributions from:
Net investment income	0.17	0.17	0.44	0.17	0.09
Net realized gain	—	1.40	0.31	—	0.10
Total distributions	0.17	1.57	0.75	0.17	0.19
Net asset value, end of year	$17.35	$13.40	$18.08	$14.55	$15.08
Total return (%)	30.75	(17.50)	29.53	(2.40)	0.09
Ratios to average daily net assets (%):
Expenses	0.99	0.97	0.97	0.98	0.96
Net investment income (loss),	0.77	1.01	1.22	1.25	1.18
Net assets at the end of the year (in thousands)	$1,892,911	$1,784,435	$2,330,299	$2,093,971	$2,335,632
Portfolio turnover rate (%)	35	82	84	105	70

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

154	Annual Report	December 31, 2019

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.36	$15.49	$12.87	$13.50	$12.56
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.04	0.12	0.10	0.05
Net realized and unrealized gain (loss) on investments	3.45	(3.78)	3.98	(0.72)	1.16
Total from investment operations	3.50	(3.74)	4.10	(0.62)	1.21
Less distributions from:
Net investment income	0.01	0.08	0.32	0.01	0.24
Net realized gain	—	1.31	1.16	0.00^	0.03
Total distributions	0.01	1.39	1.48	0.01	0.27
Net asset value, end of year	$13.85	$10.36	$15.49	$12.87	$13.50
Total return (%)	33.81	(24.48)	32.17	(4.60)	9.67
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.48	1.48	1.62	1.59	1.62
Expenses, net of waivers and reimbursements	1.48	1.48	1.47	1.44	1.47
Net investment income (loss), before waivers and reimbursements	0.45	0.29	0.70	0.62	0.19
Net investment income (loss), net of waivers and reimbursements	0.45	0.29	0.85	0.77	0.34
Class N net assets at the end of the year (in thousands)	$3,650	$3,440	$6,275	$10,361	$11,350
Portfolio turnover rate (%)	38	88	64	73	90

	Class I
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.45	$15.65	$13.00	$13.65	$12.70
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.09	0.14	0.14	0.09
Net realized and unrealized gain (loss) on investments	3.48	(3.84)	4.07	(0.75)	1.18
Total from investment operations	3.57	(3.75)	4.21	(0.61)	1.27
Less distributions from:
Net investment income	0.04	0.14	0.40	0.04	0.29
Net realized gain	—	1.31	1.16	0.00^	0.03
Total distributions	0.04	1.45	1.56	0.04	0.32
Net asset value, end of year	$13.98	$10.45	$15.65	$13.00	$13.65
Total return (%)	34.22	(24.29)	32.70	(4.41)	10.00
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.21	1.18	1.31	1.30	1.31
Expenses, net of waivers and reimbursements	1.21	1.18	1.16	1.15	1.16
Net investment income (loss), before waivers and reimbursements	0.75	0.60	0.77	0.91	0.51
Net investment income (loss), net of waivers and reimbursements	0.75	0.60	0.92	1.06	0.66
Class I net assets at the end of the year (in thousands)	$142,951	$165,451	$338,920	$306,526	$342,232
Portfolio turnover rate (%)	38	88	64	73	90

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2019	William Blair Funds	155

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

	Class R6
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.50	$15.73	$13.07	$13.72	$12.77
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.10	0.15	0.15	0.10
Net realized and unrealized gain (loss) on investments	3.49	(3.85)	4.08	(0.74)	1.18
Total from investment operations	3.60	(3.75)	4.23	(0.59)	1.28
Less distributions from:
Net investment income	0.05	0.17	0.41	0.06	0.30
Net realized gain	—	1.31	1.16	0.00 ^	0.03
Total distributions	0.05	1.48	1.57	0.06	0.33
Net asset value, end of year	$14.05	$10.50	$15.73	$13.07	$13.72
Total return (%)	34.32	(24.19)	32.70	(4.31)	10.03
Ratios to average daily net assets (%):
Expenses	1.12	1.08	1.08	1.07	1.08
Net investment income (loss)	0.86	0.67	0.99	1.13	0.76
Class R6 net assets at the end of the year (in thousands)	$162,465	$171,833	$256,558	$199,746	$221,018
Portfolio turnover rate (%)	38	88	64	73	90

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

156	Annual Report	December 31, 2019

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Class N
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.26	$11.06	$7.84	$7.73	$9.06
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.03	0.01	0.02	0.02
Net realized and unrealized gain (loss) on investments	2.28	(1.97)	3.26	0.09	(1.34)
Total from investment operations	2.31	(1.94)	3.27	0.11	(1.32)
Less distributions from:
Net investment income	0.04	0.07	0.05	—	—
Net realized gain	0.02	0.79	—	—	0.01
Total distributions	0.06	0.86	0.05	—	0.01
Net asset value, end of year	$10.51	$8.26	$11.06	$7.84	$7.73
Total return (%)	27.98	(17.73)	41.68	1.42	(14.56)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.62	1.60	1.62	1.81	1.89
Expenses, net of waivers and reimbursements	1.45	1.58	1.47	1.57	1.64
Net investment income (loss), before waivers and reimbursements	0.17	0.27	(0.01)	0.05	(0.07)
Net investment income (loss), net of waivers and reimbursements	0.34	0.29	0.14	0.29	0.18
Class N net assets at the end of the year (in thousands)	$1,856	$2,239	$2,766	$2,479	$1,599
Portfolio turnover rate (%)	33	52	59	135	110

	Class I
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.27	$11.09	$7.87	$7.74	$9.08
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.06	0.02	0.04	0.05
Net realized and unrealized gain (loss) on investments	2.29	(1.97)	3.27	0.10	(1.36)
Total from investment operations	2.35	(1.91)	3.29	0.14	(1.31)
Less distributions from:
Net investment income	0.08	0.12	0.07	0.01	0.02
Net realized gain	0.02	0.79	—	—	0.01
Total distributions	0.10	0.91	0.07	0.01	0.03
Net asset value, end of year	$10.52	$8.27	$11.09	$7.87	$7.74
Total return (%)	28.36	(17.45)	41.89	1.82	(14.37)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.29	1.27	1.40	1.54	1.54
Expenses, net of waivers and reimbursements	1.20	1.27	1.25	1.30	1.29
Net investment income (loss), before waivers and reimbursements	0.53	0.58	0.09	0.28	0.28
Net investment income (loss), net of waivers and reimbursements	0.62	0.58	0.24	0.52	0.53
Class I net assets at the end of the year (in thousands)	$45,090	$34,786	$47,666	$30,346	$32,862
Portfolio turnover rate (%)	33	52	59	135	110

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2019	William Blair Funds	157

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Class R6
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.26	$11.09	$7.86	$7.74	$9.07
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.07	0.03	0.03	0.04
Net realized and unrealized gain (loss) on investments	2.29	(1.98)	3.28	0.10	(1.33)
Total from investment operations	2.35	(1.91)	3.31	0.13	(1.29)
Less distributions from:
Net investment income	0.08	0.13	0.08	0.01	0.03
Net realized gain	0.02	0.79	—	—	0.01
Total distributions	0.10	0.92	0.08	0.01	0.04
Net asset value, end of year	$10.51	$8.26	$11.09	$7.86	$7.74
Total return (%)	28.45	(17.46)	42.15	1.74	(14.24)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.23	1.20	1.19	1.34	1.35
Expenses, net of waivers and reimbursements	1.15	1.20	1.19	1.25	1.25
Net investment income (loss), before waivers and reimbursements	0.57	0.71	0.33	0.30	0.39
Net investment income (loss), net of waivers and reimbursements	0.65	0.71	0.33	0.39	0.49
Class R6 net assets at the end of the year (in thousands)	$191,337	$161,889	$427,480	$272,678	$93,217
Portfolio turnover rate (%)	33	52	59	135	110

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

158	Annual Report	December 31, 2019

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Class N
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.14	$16.20	$10.99	$10.85	$12.91
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.01	(0.02)	0.03	0.04
Net realized and unrealized gain (loss) on investments	2.98	(3.49)	5.35	0.13	(1.98)
Total from investment operations	3.09	(3.48)	5.33	0.16	(1.94)
Less distributions from:
Net investment income	0.16	0.11	0.12	0.02	—
Net realized gain	0.40	1.47	—	—	0.12
Total distributions	0.56	1.58	0.12	0.02	0.12
Net asset value, end of year	$13.67	$11.14	$16.20	$10.99	$10.85
Total return (%)	27.89	(21.61)	48.53	1.49	(15.03)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.51	1.52	1.65	1.65	1.65
Expenses, net of waivers and reimbursements	1.51	1.52	1.50	1.50	1.50
Net investment income (loss), before waivers and reimbursements	0.84	0.09	(0.29)	0.13	0.18
Net investment income (loss), net of waivers and reimbursements	0.84	0.09	(0.14)	0.28	0.33
Class N net assets at the end of the year (in thousands)	$7,804	$7,103	$10,479	$8,488	$9,367
Portfolio turnover rate (%)	79	113	91	105	121

	Class I
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.25	$16.36	$11.10	$10.96	$13.01
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.05	0.01	0.06	0.07
Net realized and unrealized gain (loss) on investments	3.02	(3.52)	5.40	0.13	(2.00)
Total from investment operations	3.16	(3.47)	5.41	0.19	(1.93)
Less distributions from:
Net investment income	0.19	0.17	0.15	0.05	—
Net realized gain	0.40	1.47	—	—	0.12
Total distributions	0.59	1.64	0.15	0.05	0.12
Net asset value, end of year	$13.82	$11.25	$16.36	$11.10	$10.96
Total return (%)	28.29	(21.37)	48.83	1.73	(14.83)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.26	1.27	1.42	1.41	1.40
Expenses, net of waivers and reimbursements	1.26	1.27	1.27	1.26	1.25
Net investment income (loss), before waivers and reimbursements	1.06	0.34	(0.07)	0.38	0.43
Net investment income (loss), net of waivers and reimbursements	1.06	0.34	0.08	0.53	0.58
Class I net assets at the end of the year (in thousands)	$73,496	$79,427	$129,481	$93,668	$130,491
Portfolio turnover rate (%)	79	113	91	105	121

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2019	William Blair Funds	159

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Class R6
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.35	$16.49	$11.18	$11.05	$13.09
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.07	0.02	0.07	0.08
Net realized and unrealized gain (loss) on investments	3.04	(3.56)	5.46	0.12	(2.00)
Total from investment operations	3.19	(3.49)	5.48	0.19	(1.92)
Less distributions from:
Net investment income	0.20	0.18	0.17	0.06	—
Net realized gain	0.40	1.47	—	—	0.12
Total distributions	0.60	1.65	0.17	0.06	0.12
Net asset value, end of year	$13.94	$11.35	$16.49	$11.18	$11.05
Total return (%)	28.28	(21.29)	49.06	1.71	(14.67)
Ratios to average daily net assets (%):
Expenses	1.19	1.19	1.17	1.19	1.17
Net investment income (loss)	1.17	0.46	0.17	0.60	0.61
Class R6 net assets at the end of the year (in thousands)	$708,892	$654,441	$1,178,853	$831,587	$739,253
Portfolio turnover rate (%)	79	113	91	105	121

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

160	Annual Report	December 31, 2019

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2019		2018	2017	2016	2015
Net asset value, beginning of year	$13.96		$18.66	$13.73	$14.84	$16.52
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	(0.02)	0.01	0.09	(0.01)
Net realized and unrealized gain (loss) on investments	2.84		(4.38)	5.46	(0.88)	(1.05)
Total from investment operations	2.84		(4.40)	5.47	(0.79)	(1.06)
Less distributions from:
Net investment income	—		—	0.50	0.32	—
Net realized gain	—		0.30	0.04	—	0.62
Total distributions	—		0.30	0.54	0.32	0.62
Net asset value, end of year	$16.80		$13.96	$18.66	$13.73	$14.84
Total return (%)	20.34		(23.57)	40.09	(5.33)	(6.40)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.71		1.70	1.83	1.82	1.94
Expenses, net of waivers and reimbursements	1.55		1.58	1.64	1.61	1.65
Net investment income (loss), before waivers and reimbursements	(0.14)		(0.22)	(0.11)	0.41	(0.35)
Net investment income (loss), net of waivers and reimbursements	0.02		(0.10)	0.08	0.62	(0.06)
Class N net assets at the end of the year (in thousands)	$4,025		$8,977	$15,082	$9,263	$11,306
Portfolio turnover rate (%)	142		187	183	157	167

	Class I
	Years Ended December 31,
	2019		2018	2017	2016	2015
Net asset value, beginning of year	$14.03		$18.73	$13.77	$14.90	$16.52
Income (loss) from investment operations:
Net investment income (loss)	0.04		0.03	0.08	0.13	0.05
Net realized and unrealized gain (loss) on investments	2.86		(4.41)	5.47	(0.89)	(1.05)
Total from investment operations	2.90		(4.38)	5.55	(0.76)	(1.00)
Less distributions from:
Net investment income	0.03		0.02	0.55	0.37	—
Net realized gain	—		0.30	0.04	—	0.62
Total distributions	0.03		0.32	0.59	0.37	0.62
Net asset value, end of year	$16.90		$14.03	$18.73	$13.77	$14.90
Total return (%)	20.58		(23.31)	40.53	(5.11)	(6.03)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.40		1.38	1.50	1.51	1.52
Expenses, net of waivers and reimbursements	1.30		1.33	1.31	1.30	1.31
Net investment income (loss), before waivers and reimbursements	0.18		0.13	0.30	0.66	0.09
Net investment income (loss), net of waivers and reimbursements	0.28		0.18	0.49	0.87	0.30
Class I net assets at the end of the year (in thousands)	$142,885		$169,770	$282,620	$147,949	$162,375
Portfolio turnover rate (%)	142		187	183	157	167

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2019	William Blair Funds	161

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Class R6
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.06	$18.76	$13.79	$14.92	$16.53
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.05	0.10	0.14	0.06
Net realized and unrealized gain (loss) on investments	2.86	(4.41)	5.47	(0.89)	(1.05)
Total from investment operations	2.91	(4.36)	5.57	(0.75)	(0.99)
Less distributions from:
Net investment income	0.04	0.04	0.56	0.38	0.00 ^
Net realized gain	—	0.30	0.04	—	0.62
Total distributions	0.04	0.34	0.60	0.38	0.62
Net asset value, end of year	$16.93	$14.06	$18.76	$13.79	$14.92
Total return (%)	20.69	(23.24)	40.62	(5.05)	(5.97)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.33	1.30	1.29	1.31	1.31
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	0.27	0.22	0.53	0.88	0.28
Net investment income (loss), net of waivers and reimbursements	0.35	0.27	0.57	0.94	0.34
Class R6 net assets at the end of the year (in thousands)	$130,711	$98,188	$166,927	$125,650	$123,160
Portfolio turnover rate (%)	142	187	183	157	167

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

162	Annual Report	December 31, 2019

Financial Highlights — For a share outstanding throughout each period

Bond Fund

	Class N
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.75	$10.41	$10.41	$10.34	$10.74
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.31	0.27	0.27	0.27
Net realized and unrealized gain (loss) on investments	0.77	(0.56)	0.12	0.18	(0.29)
Total from investment operations	1.07	(0.25)	0.39	0.45	(0.02)
Less distributions from:
Net investment income	0.41	0.41	0.39	0.38	0.38
Net realized gain	—	—	—	—	—
Total distributions	0.41	0.41	0.39	0.38	0.38
Net asset value, end of year	$10.41	$9.75	$10.41	$10.41	$10.34
Total return (%)	11.09	(2.42)	3.83	4.40	(0.23)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.69	0.69	0.82	0.82	0.79
Expenses, net of waivers and reimbursements	0.60	0.62	0.65	0.65	0.61
Net investment income (loss), before waivers and reimbursements	2.90	3.01	2.40	2.43	2.42
Net investment income (loss), net of waivers and reimbursements	2.99	3.08	2.57	2.60	2.60
Class N net assets at the end of the year (in thousands)	$32,176	$70,253	$83,662	$125,866	$139,303
Portfolio turnover rate (%)	58	40	17	17	32

	Class I
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.65	$10.31	$10.30	$10.24	$10.64
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.32	0.29	0.30	0.31
Net realized and unrealized gain (loss) on investments	0.76	(0.56)	0.13	0.16	(0.31)
Total from investment operations	1.07	(0.24)	0.42	0.46	—
Less distributions from:
Net investment income	0.42	0.42	0.41	0.40	0.40
Net realized gain	—	—	—	—	—
Total distributions	0.42	0.42	0.41	0.40	0.40
Net asset value, end of year	$10.30	$9.65	$10.31	$10.30	$10.24
Total return (%)	11.22	(2.31)	4.16	4.55	(0.05)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.47	0.46	0.60	0.58	0.59
Expenses, net of waivers and reimbursements	0.45	0.46	0.43	0.41	0.41
Net investment income (loss), before waivers and reimbursements	3.10	3.24	2.62	2.66	2.75
Net investment income (loss), net of waivers and reimbursements	3.12	3.24	2.79	2.83	2.93
Class I net assets at the end of the year (in thousands)	$206,304	$281,442	$384,464	$322,174	$237,587
Portfolio turnover rate (%)	58	40	17	17	32

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2019	William Blair Funds	163

Financial Highlights — For a share outstanding throughout each period

Bond Fund

	Class R6
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.64	$10.30	$10.29	$10.23	$10.63
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.33	0.30	0.30	0.32
Net realized and unrealized gain (loss) on investments	0.76	(0.56)	0.13	0.17	(0.31)
Total from investment operations	1.08	(0.23)	0.43	0.47	0.01
Less distributions from:
Net investment income	0.42	0.43	0.42	0.41	0.41
Net realized gain	—	—	—	—	—
Total distributions	0.42	0.43	0.42	0.41	0.41
Net asset value, end of year	$10.30	$9.64	$10.30	$10.29	$10.23
Total return (%)	11.39	(2.26)	4.24	4.61	0.01
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.41	0.38	0.37	0.37	0.38
Expenses, net of waivers and reimbursements	0.40	0.38	0.35	0.35	0.35
Net investment income (loss), before waivers and reimbursements	3.17	3.32	2.85	2.88	2.98
Net investment income (loss), net of waivers and reimbursements	3.18	3.32	2.87	2.90	3.01
Class R6 net assets at the end of the year (in thousands)	$43,655	$70,851	$91,629	$95,216	$103,904
Portfolio turnover rate (%)	58	40	17	17	32

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

164	Annual Report	December 31, 2019

Financial Highlights — For a share outstanding throughout each period

Income Fund

	Class N
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.36	$8.72	$8.86	$8.90	$9.12
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.17	0.16	0.16	0.15
Net realized and unrealized gain (loss) on investments	0.32	(0.25)	(0.03)	0.06	(0.11)
Total from investment operations	0.49	(0.08)	0.13	0.22	0.04
Less distributions from:
Net investment income	0.28	0.28	0.27	0.26	0.26
Net realized gain	—	—	—	—	—
Total distributions	0.28	0.28	0.27	0.26	0.26
Net asset value, end of year	$8.57	$8.36	$8.72	$8.86	$8.90
Total return (%)	5.92	(0.86)	1.46	2.44	0.39
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.98	0.91	0.88	0.79	0.81
Expenses, net of waivers and reimbursements	0.85	0.85	0.85	0.79	0.81
Net investment income (loss), before waivers and reimbursements	1.85	1.96	1.77	1.80	1.71
Net investment income (loss), net of waivers and reimbursements	1.98	2.02	1.80	1.80	1.71
Class N net assets at the end of the year (in thousands)	$19,662	$22,422	$39,625	$52,710	$32,942
Portfolio turnover rate (%)	114	97	37	22	21

	Class I
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.30	$8.66	$8.80	$8.83	$9.05
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.19	0.18	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.33	(0.25)	(0.03)	0.06	(0.12)
Total from investment operations	0.51	(0.06)	0.15	0.24	0.06
Less distributions from:
Net investment income	0.29	0.30	0.29	0.27	0.28
Net realized gain	—	—	—	—	—
Total distributions	0.29	0.30	0.29	0.27	0.28
Net asset value, end of year	$8.52	$8.30	$8.66	$8.80	$8.83
Total return (%)	6.24	(0.69)	1.68	2.78	0.63
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.74	0.65	0.62	0.57	0.55
Expenses, net of waivers and reimbursements	0.70	0.65	0.62	0.57	0.55
Net investment income (loss), before waivers and reimbursements	2.10	2.22	2.03	2.05	1.97
Net investment income (loss), net of waivers and reimbursements	2.14	2.22	2.03	2.05	1.97
Class I net assets at the end of the year (in thousands)	$31,629	$34,793	$51,153	$58,160	$62,722
Portfolio turnover rate (%)	114	97	37	22	21

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2019	William Blair Funds	165

Financial Highlights — For a share outstanding throughout each period

Income Fund

Class R6
Period Ended
December 31,
2019(a)
Net asset value, beginning of year	$8.45
Income (loss) from investment operations:
Net investment income (loss)	0.09
Net realized and unrealized gain (loss) on investments	0.18
Total from investment operations	0.27
Less distributions from:
Net investment income	0.20
Net realized gain	—
Total distributions	0.20
Net asset value, end of year	$8.52
Total Return (%)*	3.18
Ratios to average daily net assets (%)**:
Expenses, before of waivers and reimbursements	0.71
Expenses, net waivers and reimbursements	0.65
Net investment income (loss), before of waivers and reimbursements	1.46
Net investment income (loss), net waivers and reimbursements	1.52
Class R6 net assets at end of year (in thousands)	$52
Portfolio turnover rate (%)*	114

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

166	Annual Report	December 31, 2019

Financial Highlights — For a share outstanding throughout each period

Low Duration Fund

	Class N
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.70	$8.92	$9.07	$9.16	$9.38
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.17	0.11	0.09	0.07
Net realized and unrealized gain (loss) on investments	0.11	(0.10)	(0.04)	0.02	(0.07)
Total from investment operations	0.30	0.07	0.07	0.11	—
Less distributions from:
Net investment income	0.32	0.29	0.22	0.20	0.22
Net realized gain	—	—	—	—	—
Total distributions	0.32	0.29	0.22	0.20	0.22
Net asset value, end of year	$8.68	$8.70	$8.92	$9.07	$9.16
Total return (%)	3.48	0.80	0.84	1.16	0.01
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.75	0.72	0.79	0.83	0.77
Expenses, net of waivers and reimbursements	0.55	0.58	0.61	0.68	0.60
Net investment income (loss), before waivers and reimbursements	1.96	1.83	1.04	0.83	0.54
Net investment income (loss), net of waivers and reimbursements	2.16	1.97	1.22	0.98	0.71
Class N net assets at the end of the year (in thousands)	$1,513	$1,661	$1,979	$7,237	$2,712
Portfolio turnover rate (%)	183	122	109	81	106

	Class I
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.70	$8.91	$9.07	$9.16	$9.37
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.19	0.13	0.11	0.08
Net realized and unrealized gain (loss) on investments	0.10	(0.09)	(0.05)	0.02	(0.05)
Total from investment operations	0.30	0.10	0.08	0.13	0.03
Less distributions from:
Net investment income	0.33	0.31	0.24	0.22	0.24
Net realized gain	—	—	—	—	—
Total distributions	0.33	0.31	0.24	0.22	0.24
Net asset value, end of year	$8.67	$8.70	$8.91	$9.07	$9.16
Total return (%)	3.52	1.12	0.91	1.40	0.30
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.53	0.46	0.59	0.59	0.59
Expenses, net of waivers and reimbursements	0.40	0.39	0.41	0.44	0.42
Net investment income (loss), before waivers and reimbursements	2.19	2.05	1.27	1.05	0.70
Net investment income (loss), net of waivers and reimbursements	2.32	2.12	1.45	1.20	0.87
Class I net assets at the end of the year (in thousands)	$38,156	$56,120	$131,186	$219,714	$107,137
Portfolio turnover rate (%)	183	122	109	81	106

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2019	William Blair Funds	167

Financial Highlights — For a share outstanding throughout each period

Low Duration Fund

	Class R6
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.70	$8.91	$9.07	$9.16	$9.38
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.19	0.14	0.11	0.09
Net realized and unrealized gain (loss) on investments	0.11	(0.09)	(0.05)	0.02	(0.07)
Total from investment operations	0.32	0.10	0.09	0.13	0.02
Less distributions from:
Net investment income	0.34	0.31	0.25	0.22	0.24
Net realized gain	—	—	—	—	—
Total distributions	0.34	0.31	0.25	0.22	0.24
Net asset value, end of year	$8.68	$8.70	$8.91	$9.07	$9.16
Total return (%)	3.69	1.15	0.96	1.43	0.22
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.50	0.42	0.40	0.40	0.42
Expenses, net of waivers and reimbursements	0.35	0.35	0.37	0.40	0.40
Net investment income (loss), before waivers and reimbursements	2.22	2.10	1.48	1.25	0.92
Net investment income (loss), net of waivers and reimbursements	2.37	2.17	1.51	1.25	0.94
Class R6 net assets at the end of the year (in thousands)	$36,846	$47,585	$99,912	$53,122	$21,863
Portfolio turnover rate (%)	183	122	109	81	106

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

168	Annual Report	December 31, 2019

Financial Highlights — For a share outstanding throughout each period

Macro Allocation Fund

	Class N
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.41	$11.84	$11.34	$11.32	$12.14
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.08	0.06	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.37	(0.24)	0.51	0.19	(0.80)
Total from investment operations	0.45	(0.16)	0.57	0.23	(0.76)
Less distributions from:
Net investment income	0.42	0.27	0.07	0.21	0.06
Net realized gain	—	—	—	—	—
Total distributions	0.42	0.27	0.07	0.21	0.06
Net asset value, end of year	$11.44	$11.41	$11.84	$11.34	$11.32
Total return (%)	3.97	(1.30)	5.06	2.01	(6.24)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.22	1.30	1.52	1.38	1.42
Expenses, net of waivers and reimbursements	1.22	1.30	1.37	1.23	1.27
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	1.21	1.28	1.31	1.23	1.27
Net investment income (loss), before waivers and reimbursements	0.70	0.66	0.35	0.17	0.17
Net investment income (loss), net of waivers and reimbursements	0.70	0.66	0.50	0.32	0.32
Class N net assets at the end of the year (in thousands)	$13,717	$43,463	$41,483	$61,376	$150,606
Portfolio turnover rate (%)	31	36	43	50	34

	Class I
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.38	$11.88	$11.38	$11.38	$12.22
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.11	0.11	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.34	(0.24)	0.51	0.18	(0.82)
Total from investment operations	0.47	(0.13)	0.62	0.26	(0.73)
Less distributions from:
Net investment income	0.50	0.37	0.12	0.26	0.11
Net realized gain	—	—	—	—	—
Total distributions	0.50	0.37	0.12	0.26	0.11
Net asset value, end of year	$11.35	$11.38	$11.88	$11.38	$11.38
Total return (%)	4.14	(1.08)	5.50	2.26	(6.00)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.97	0.99	1.17	1.12	1.14
Expenses, net of waivers and reimbursements	0.97	0.99	1.02	0.97	0.99
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	0.96	0.97	0.96	0.97	0.98
Net investment income (loss), before waivers and reimbursements	1.09	0.95	0.75	0.52	0.58
Net investment income (loss), net of waivers and reimbursements	1.09	0.95	0.90	0.67	0.73
Class I net assets at the end of the year (in thousands)	$358,935	$486,543	$780,075	$937,244	$1,155,051
Portfolio turnover rate (%)	31	36	43	50	34

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2019	William Blair Funds	169

Financial Highlights — For a share outstanding throughout each period

Macro Allocation Fund

	Class R6
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.38	$11.89	$11.40	$11.39	$12.23
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.13	0.12	0.09	0.12
Net realized and unrealized gain (loss) on investments	0.34	(0.24)	0.51	0.19	(0.84)
Total from investment operations	0.48	(0.11)	0.63	0.28	(0.72)
Less distributions from:
Net investment income	0.50	0.40	0.14	0.27	0.12
Net realized gain	—	—	—	—	—
Total distributions	0.50	0.40	0.14	0.27	0.12
Net asset value, end of year	$11.36	$11.38	$11.89	$11.40	$11.39
Total return (%)	4.29	(0.94)	5.51	2.44	(5.92)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.89	0.91	0.92	0.89	0.90
Expenses, net of waivers and reimbursements	0.89	0.91	0.92	0.89	0.90
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	0.88	0.89	0.86	0.89	0.90
Net investment income (loss), before waivers and reimbursements	1.23	1.10	1.04	0.81	0.95
Net investment income (loss), net of waivers and reimbursements	1.23	1.10	1.04	0.81	0.95
Class R6 net assets at the end of the year (in thousands)	$378,148	$391,812	$487,082	$582,298	$426,230
Portfolio turnover rate (%)	31	36	43	50	34

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

170	Annual Report	December 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of William Blair Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the William Blair Funds (the “Trust”) (comprising the Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Core Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, International Leaders Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund, Bond Fund, Income Fund, Low Duration Fund, and Macro Allocation Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of December 31, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the William Blair Funds at December 31, 2019, and the results of their operations, changes in net assets, and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

William Blair Funds	Statements of operations	Statements of changes in net assets	Financial highlights

Growth Fund

Large Cap Growth Fund

Mid Cap Growth Fund

Small-Mid Cap Growth Fund

Small-Mid Cap Value Fund

Small Cap Growth Fund

Small Cap Value Fund

Global Leaders Fund

International Leaders Fund

International Growth Fund

Institutional International Growth Fund

International Small Cap Growth Fund

Emerging Markets Leaders Fund

Emerging Markets Growth Fund

Emerging Markets Small Cap Growth Fund

Bond Fund

Income Fund

Low Duration Fund

Macro Allocation Fund

	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019	For each of the five years in the period ended December 31, 2019
Small-Mid Cap Core Fund	For the period from October 1, 2019 to December 31, 2019

December 31, 2019	William Blair Funds	171

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more William Blair investment companies since 1989.

Chicago, Illinois

February 26, 2020

172	Annual Report	December 31, 2019

Approval of the Management Agreement for the William Blair Small-Mid Cap Core Fund

On July 31, 2019, the Board of Trustees (the “Board”) of William Blair Funds (the “Trust”), including the Trustees who are not interested persons of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the Management Agreement between the Trust, on behalf of the William Blair Small-Mid Cap Core Fund (the “Fund”), and William Blair Investment Management, LLC (the “Adviser”). The Independent Trustees met independently of Trust management and the interested Trustees of the Trust to consider the approval of the Management Agreement. The Independent Trustees reviewed materials provided by the Adviser and Broadridge for the approval of the Management Agreement and were assisted by independent legal counsel in making their determination. The Board determined that, given the totality of the information provided with respect to the Management Agreement, the Board had received sufficient information to consider the approval of the Management Agreement. The Board considered the following factors in making its determination, but did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of services expected to be provided by the Adviser to the Fund, the Board noted that the Adviser is a quality firm with a reputation for integrity and honesty that employs high quality people. The Board considered biographical information about the Fund’s portfolio managers and financial information regarding the Adviser. The Board considered the proposed portfolio management team members’ experience in managing other series of the Trust. The Board also considered the Adviser’s experience in managing new funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Adviser to the Fund were expected to be satisfactory.

Fees and Expenses. The Board reviewed the proposed advisory fee for the Fund and reviewed information comparing the advisory fee to a peer group and a peer universe of institutional funds provided by Broadridge. The Broadridge peer group consisted of the Fund and twelve other no-load institutional mid-cap core funds with no Rule 12b-1 fees, as classified by Broadridge. The Broadridge peer universe consisted of the Fund, the Fund’s Broadridge peer group and all other retail and institutional mid-cap blend funds, excluding outliers. In considering the information, the Board noted that the proposed advisory fee for the Fund was above the median contractual management fee of the peer group. The Board also considered that the Adviser had proposed to limit total operating expenses, including waiving advisory fees for each share class of the Fund until April 30, 2021. On the basis of the information provided, the Board concluded that the proposed advisory fee was reasonable in light of the nature, quality and extent of services expected to be provided by the Adviser.

Profitability. With respect to the estimated profitability of the Management Agreement to the Adviser, the Board considered the proposed advisory fee, that the Fund was newly organized, the amount of assets under management that the Adviser initially expected in the Fund and the Adviser’s agreement to limit total expenses until April 30, 2021. The Board considered that the Adviser will be incurring all expenses related to the organization of the Fund. The Board concluded that the expected profits to be realized by the Adviser were not expected to be unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed the Fund’s advisory fee compared to peer funds and the Fund’s estimated expense ratios giving effect to the Adviser’s agreement to limit total expenses until April 30, 2021, and concluded that the advisory fee was reasonable. The Board noted the Adviser’s statements to the effect that the resources required for the Adviser’s fundamental investment process typically increase as a Fund increases in size. The Board also considered that the asset capacity of the Fund’s investment strategy was constrained by the Adviser and that opportunities for economies of scale would be limited.

Other Benefits to the Adviser. The Board considered benefits to be derived by the Adviser from its relationship with the Fund. The Board concluded that, after taking into account these benefits, the proposed advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that the approval of the Management Agreement is in the best interests of the Fund.

December 31, 2019	William Blair Funds	173

Trustees and Officers (Unaudited).† The trustees and officers of the William Blair Funds (the “Trust”), their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair, and their other significant affiliations are set forth below. The address of each officer and trustee is 150 North Riverside Plaza, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Stephanie G. Braming, 1970(2)	Chairman of the Board and President, previously Senior Vice President	Chairman of the Board and President since 2018, and Senior Vice President 2014-2018	Global Head of Investment Management since 2017, portfolio manager (2014–2017) and Partner, William Blair	20	Chairman, William Blair SICAV
Arthur J. Simon, 1954(2)	Trustee	Since 2018	General Counsel and Partner, Willaim Blair	20	Director, William Blair SICAV
Non-Interested Trustees
Vann A. Avedisian, 1964(3)	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) (since 2009); formerly, co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	20	Potbelly Corporation (2001 to 2015)
Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; Vice Chairman, Independent Directors Council (since 2019); formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010); Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) (2003 to 2010)	20	Muzinich BDC, Inc. (since 2019); Board of Governors, Investment Company Institute (since 2019); Professionally Managed Portfolios (since 2018); Council Member, Independent Directors Council; AmericaFirst Quantitative Funds (5 portfolios) (2012 to 2016)

†	William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair”, each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

*	The number shown does not include two additional series of the Trust that are in existence, but not offered to the public.

174	Annual Report	December 31, 2019

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years
Daniel N. Leib, 1966(4)	Trustee	Since 2016	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer, (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R.R. Donnelley & Sons Company	20	Donnelley Financial Solutions, Inc. (since 2016)
Dorri C. McWhorter, 1973	Trustee	Since 2019	Chief Executive Officer, YWCA Metropolitan Chicago (since 2013); formerly Partner, Crowe LLP (2008-2013)(5)	20	Skyway Concession Company, LLC (since 2018); Illinois CPA Society (since 2017); American Institute of Certified Public Accountants (2013-2016); Chicago Finance Exchange (2009-2017)
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies (since 2005); formerly, Managing Partner of various divisions at Accenture (1994-2004)	20	Mutual Trust Financial Group (provider of insurance and investment products)
Steven R. Zenz, 1954	Trustee	Since 2018	Consultant, Steven R. Zenz Consulting LLC (merger and acquisition transactions and SEC reporting and filings) (since 2011); formerly, Partner, KPMG LLP (1987-2010)(6)	20	Frankly Inc. (technology products and services for media industry) (since 2016); Insignia Systems, Inc. (in-store advertising services for consumer packaged goods manufacturers) (2013-2019)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust.
(2)	Ms. Braming and Mr. Simon are interested persons of the Trust because they are partners of William Blair, and with respect to Ms. Braming also due to her position as an officer of the Trust.
(3)	Mr. Avedisian served as a member of the Board of Directors of Potbelly Corporation (“Potbelly”) from 2001 to 2015. In October 2013, Potbelly completed an underwritten initial public offering of its common stock (the “Offering”). William Blair served as a member of the underwriting syndicate. At the time of the Offering, Mr. Avedisian, through entities he owns or controls, indirectly beneficially owned 1,607,448 shares of Potbelly common stock and warrants to purchase 241,704 shares of common stock representing approximately 8.9% of the shares before the Offering. Mr. Avedisian disclaimed beneficial ownership of the shares except to the extent of his pecuniary interest therein. Potbelly sold 8,474,869 shares and certain stockholders, including two entities affiliated with William Blair, sold 150,131 shares in the Offering at a price to the public of $14.00 per share. Neither Mr. Avedisian nor the entities he owns or controls was a selling stockholder in the Offering. A portion of the net proceeds received by Potbelly from the Offering was used to pay a previously declared cash dividend, in an aggregate amount of approximately $49.9 million, on Potbelly common and preferred shares outstanding immediately prior to the closing of the Offering, which included the outstanding shares indirectly beneficially owned by Mr. Avedisian, William Blair and two entities affiliated with William Blair.
(4)	The Funds and William Blair use Donnelley Financial Solutions, Inc. (“DFS’’) for financial printing and other services. DFS is a public company. The Funds and William Blair in the aggregate paid DFS approximately $172,000 and $122,000 in 2017 and 2018, respectively, for the services provided. DFS’s revenue was approximately $1 billion in each of 2017 and 2018. Mr. Leib, as the Chief Executive Officer of DFS, is not directly involved in any of the services provided to the Funds or William Blair and his compensation is not materially affected by the fees DFS receives from the Funds and William Blair.
(5)	As a former partner of the audit firm Crowe LLP (formerly, Crowe Horwath LLP), Ms. McWhorter receives distributions of her capital in the firm over time and those distributions are expected to be completed in March 2021. The Funds and William Blair made no payments to Crowe LLP over the past three years.
(6)	The Funds engage KPMG to provide foreign tax services in Taiwan. KPMG does not provide audit or audit-related services to the Funds. Mr. Zenz is a former partner of KPMG and receives pension/retirement funds from KPMG.

December 31, 2019	William Blair Funds	175

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Officers

Michael P. Balkin, 1959	Senior Vice President	Since 2008	Partner, William Blair

Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair

Daniel Crowe, 1972	Senior Vice President	Since 2016	Partner, William Blair (since 2015); formerly, Associate, William Blair

Robert J. Duwa, 1967	Senior Vice President	Since 2019	Partner, William Blair

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair

David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair

James E. Jones, 1977	Senior Vice President	Since 2019	Partner, William Blair (since 2015); formerly, Associate, William Blair

Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair

Robert C. Lanphier IV, 1956	Senior Vice President	Since 2003	Partner, William Blair

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair

Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair

David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair

John C. Murphy, 1969	Senior Vice President	Since 2014	Partner, William Blair

Casey K. Preyss, 1976	Senior Vice President	Since 2015	Partner, William Blair

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair

Lisa D. Rusch, 1970	Senior Vice President Vice President	Since 2020 2018-2020	Partner, William Blair (since 2020); formerly, Associate, William Blair

Ward D. Sexton, 1974	Senior Vice President	Since 2016	Partner, William Blair

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair

176	Annual Report	December 31, 2019

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Christopher T. Vincent, 1956	Senior Vice President	Since 2002	Partner, William Blair

Dan Zelazny, 1971	Senior Vice President	Since 2019	Associate, William Blair (since 2019); formerly Managing Director, AQR Capital Management (2011-2019)

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair (2006-2012 and since 2014); Partner, William Blair (2012-2014)

John M. Raczek, 1970	Treasurer Assistant Treasurer	Since 2019 2010-2019	Associate, William Blair

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair

David M. Cihak, 1982	Assistant Treasurer	Since 2019	Associate, William Blair

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair

Robert J. Toner, 1967	Assistant Secretary	Since 2016	Associate, William Blair (since 2015); formerly, Managing Director and Counsel, Wellington Management & Company LLP (2007-2015)

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2019	William Blair Funds	177

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2019 (in thousands):

Fund	Capital Gain Dividend
Growth	$23,906
Large Cap Growth	18,020
Mid Cap Growth	6,879
Small-Mid Cap Growth	231,889
Small-Mid Cap Value	105
Small Cap Growth	15,356
Small Cap Value	47,335
Global Leaders	2,859
Emerging Markets Leaders	382
Emerging Markets Growth	24,009

178	Annual Report	December 31, 2019

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares, as applicable), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2019 to December 31, 2019.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA administration fees. These fees are discussed in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

December 31, 2019	William Blair Funds	179

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During the Period (a)	Annualized Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$1,078.41	$6.29	1.20%
Class N-hypothetical 5% return	$1,000.00	$1,043.95	$6.18	1.20
Class I-actual return	$1,000.00	$1,079.32	$4.82	0.92
Class I-hypothetical 5% return	$1,000.00	$1,045.36	$4.74	0.92
Class R6-actual return	$1,000.00	$1,080.12	$4.61	0.88
Class R6-hypothetical 5% return	$1,000.00	$1,045.56	$4.54	0.88
Large Cap Growth Fund
Class N-actual return	$1,000.00	$1,095.87	$4.75	0.90
Class N-hypothetical 5% return	$1,000.00	$1,045.46	$4.64	0.90
Class I-actual return	$1,000.00	$1,097.41	$3.44	0.65
Class I-hypothetical 5% return	$1,000.00	$1,046.72	$3.35	0.65
Class R6-actual return	$1,000.00	$1,097.08	$3.17	0.60
Class R6-hypothetical 5% return	$1,000.00	$1,046.98	$3.10	0.60
Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,067.67	$6.25	1.20
Class N-hypothetical 5% return	$1,000.00	$1,043.95	$6.18	1.20
Class I-actual return	$1,000.00	$1,068.58	$4.95	0.95
Class I-hypothetical 5% return	$1,000.00	$1,045.21	$4.90	0.95
Class R6-actual return	$1,000.00	$1,069.48	$4.69	0.90
Class R6-hypothetical 5% return	$1,000.00	$1,045.46	$4.64	0.90
Small-Mid Cap Core Fund
Class I-actual return (b)	$1,000.00	$1,068.77	$2.48	0.95
Class I-hypothetical 5% return (6 month period)	$1,000.00	$1,045.21	$4.90	0.95
Class R6-actual return (b)	$1,000.00	$1,068.66	$2.35	0.90
Class R6-hypothetical 5% return (6 month period)	$1,000.00	$1,045.46	$4.64	0.90
Small-Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,049.35	$6.97	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.19	$6.95	1.35
Class I-actual return	$1,000.00	$1,050.74	$5.69	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.45	$5.67	1.10
Class R6-actual return	$1,000.00	$1,051.08	$5.43	1.05
Class R6-hypothetical 5% return	$1,000.00	$1,044.71	$5.41	1.05
Small-Mid Cap Value Fund
Class N-actual return	$1,000.00	$1,052.32	$6.47	1.25
Class N-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
Class I-actual return	$1,000.00	$1,053.14	$5.18	1.00
Class I-hypothetical 5% return	$1,000.00	$1,044.96	$5.15	1.00
Class R6-actual return	$1,000.00	$1,052.36	$4.91	0.95
Class R6-hypothetical 5% return	$1,000.00	$1,045.21	$4.90	0.95
Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,027.54	$7.67	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.44	$7.72	1.50
Class I-actual return	$1,000.00	$1,028.46	$6.39	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
Class R6-actual return	$1,000.00	$1,028.78	$6.03	1.18
Class R6-hypothetical 5% return	$1,000.00	$1,044.05	$6.08	1.18
Small Cap Value Fund
Class N-actual return	$1,000.00	$1,033.25	$7.69	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.44	$7.72	1.50
Class I-actual return	$1,000.00	$1,034.87	$6.41	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
Class R6-actual return	$1,000.00	$1,034.85	$6.00	1.17
Class R6-hypothetical 5% return	$1,000.00	$1,044.10	$6.03	1.17

180	Annual Report	December 31, 2019

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During the Period (a)	Annualized Expense Ratio
Global Leaders Fund
Class N-actual return	$1,000.00	$1,090.36	$6.06	1.15%
Class N-hypothetical 5% return	$1,000.00	$1,044.20	$5.93	1.15
Class I-actual return	$1,000.00	$1,091.26	$4.74	0.90
Class I-hypothetical 5% return	$1,000.00	$1,045.46	$4.64	0.90
Class R6-actual return	$1,000.00	$1,091.76	$4.48	0.85
Class R6-hypothetical 5% return	$1,000.00	$1,045.72	$4.38	0.85
International Leaders Fund
Class N-actual return	$1,000.00	$1,090.25	$6.06	1.15
Class N-hypothetical 5% return	$1,000.00	$1,044.20	$5.93	1.15
Class I-actual return	$1,000.00	$1,091.92	$4.75	0.90
Class I-hypothetical 5% return	$1,000.00	$1,045.46	$4.64	0.90
Class R6-actual return	$1,000.00	$1,091.71	$4.48	0.85
Class R6-hypothetical 5% return	$1,000.00	$1,045.72	$4.38	0.85
International Growth Fund
Class N-actual return	$1,000.00	$1,092.00	$7.65	1.45
Class N-hypothetical 5% return	$1,000.00	$1,042.69	$7.47	1.45
Class I-actual return	$1,000.00	$1,093.90	$6.02	1.14
Class I-hypothetical 5% return	$1,000.00	$1,044.25	$5.87	1.14
Class R6-actual return	$1,000.00	$1,094.12	$5.60	1.06
Class R6-hypothetical 5% return	$1,000.00	$1,044.66	$5.46	1.06
Institutional International Growth Fund
Institutional Class-actual return	$1,000.00	$1,095.01	$5.23	0.99
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.01	$5.10	0.99
International Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,127.05	$7.93	1.48
Class N-hypothetical 5% return	$1,000.00	$1,042.54	$7.62	1.48
Class I-actual return	$1,000.00	$1,128.37	$6.49	1.21
Class I-hypothetical 5% return	$1,000.00	$1,043.90	$6.23	1.21
Class R6-actual return	$1,000.00	$1,129.16	$6.01	1.12
Class R6-hypothetical 5% return	$1,000.00	$1,044.35	$5.77	1.12
Emerging Markets Leaders Fund
Class N-actual return	$1,000.00	$1,096.62	$7.40	1.40
Class N-hypothetical 5% return	$1,000.00	$1,042.94	$7.21	1.40
Class I-actual return	$1,000.00	$1,097.76	$6.08	1.15
Class I-hypothetical 5% return	$1,000.00	$1,044.20	$5.93	1.15
Class R6-actual return	$1,000.00	$1,098.37	$5.82	1.10
Class R6-hypothetical 5% return	$1,000.00	$1,044.45	$5.67	1.10
Emerging Markets Growth Fund
Class N-actual return	$1,000.00	$1,104.44	$8.01	1.51
Class N-hypothetical 5% return	$1,000.00	$1,042.39	$7.77	1.51
Class I-actual return	$1,000.00	$1,106.80	$6.69	1.26
Class I-hypothetical 5% return	$1,000.00	$1,043.65	$6.49	1.26
Class R6-actual return	$1,000.00	$1,106.40	$6.32	1.19
Class R6-hypothetical 5% return	$1,000.00	$1,044.00	$6.13	1.19
Emerging Markets Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,105.26	$8.22	1.55
Class N-hypothetical 5% return	$1,000.00	$1,042.19	$7.98	1.55
Class I-actual return	$1,000.00	$1,106.45	$6.90	1.30
Class I-hypothetical 5% return	$1,000.00	$1,043.45	$6.70	1.30
Class R6-actual return	$1,000.00	$1,106.88	$6.64	1.25
Class R6-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
Bond Fund
Class N-actual return	$1,000.00	$1,028.17	$3.07	0.60
Class N-hypothetical 5% return	$1,000.00	$1,046.98	$3.10	0.60
Class I-actual return	$1,000.00	$1,029.04	$2.30	0.45
Class I-hypothetical 5% return	$1,000.00	$1,047.73	$2.32	0.45
Class R6-actual return	$1,000.00	$1,030.31	$2.05	0.40
Class R6-hypothetical 5% return	$1,000.00	$1,047.98	$2.06	0.40

December 31, 2019	William Blair Funds	181

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During the Period (a)	Annualized Expense Ratio
Income Fund
Class N-actual return	$1,000.00	$1,015.20	$4.32	0.85%
Class N-hypothetical 5% return	$1,000.00	$1,045.72	$4.38	0.85
Class I-actual return	$1,000.00	$1,015.96	$3.56	0.70
Class I-hypothetical 5% return	$1,000.00	$1,046.47	$3.61	0.70
Class R6-actual return	$1,000.00	$1,016.22	$3.30	0.65
Class R6-hypothetical 5% return	$1,000.00	$1,046.72	$3.35	0.65
Low Duration Fund
Class N-actual return	$1,000.00	$1,009.95	$2.79	0.55
Class N-hypothetical 5% return	$1,000.00	$1,047.23	$2.84	0.55
Class I-actual return	$1,000.00	$1,009.56	$2.03	0.40
Class I-hypothetical 5% return	$1,000.00	$1,047.98	$2.06	0.40
Class R6-actual return	$1,000.00	$1,010.98	$1.77	0.35
Class R6-hypothetical 5% return	$1,000.00	$1,048.24	$1.81	0.35
Macro Allocation Fund
Class N-actual return	$1,000.00	$1,014.76	$6.20	1.22
Class N-hypothetical 5% return	$1,000.00	$1,043.85	$6.28	1.22
Class I-actual return	$1,000.00	$1,014.63	$4.93	0.97
Class I-hypothetical 5% return	$1,000.00	$1,045.11	$5.00	0.97
Class R6-actual return	$1,000.00	$1,016.09	$4.52	0.89
Class R6-hypothetical 5% return	$1,000.00	$1,045.51	$4.59	0.89

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, 184 and divided by 365 (to reflect the one-half year period).
(b)	For the period October 1, 2019 (Commencement of Operations) to December 31, 2019.

182	Annual Report	December 31, 2019

BOARD OF TRUSTEES (as of February 26, 2020)

Vann A. Avedisian

Principal, Highgate Holdings

Kathleen T. Barr

Retired Senior Managing Director, PNC Capital Advisors, LLC

Stephanie G. Braming, Chairman and President

Partner, William Blair

Daniel N. Leib

Chief Executive Officer, Donnelley Financial Solutions, Inc.

Dorri C. McWhorter

Chief Executive Officer, YWCA Metropolitan Chicago

Arthur J. Simon

Partner, William Blair

Thomas J. Skelly

Retired Managing Partner, Accenture

Steven R. Zenz

Retired Partner, KPMG LLP

Officers

Michael P. Balkin, Senior Vice President

Thomas Clarke, Senior Vice President

Daniel Crowe, Senior Vice President

Robert J. Duwa, Senior Vice President

Simon Fennell, Senior Vice President

Andrew G. Flynn, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

James E. Jones, Senior Vice President

Chad M. Kilmer, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

David S. Mitchell, Senior Vice President

John C. Murphy, Senior Vice President

Casey K. Preyss, Senior Vice President

David P. Ricci, Senior Vice President

Lisa D. Rusch, Senior Vice President

Ward D. Sexton, Senior Vice President

Brian D. Singer, Senior Vice President

Christopher T. Vincent, Senior Vice President

Dan Zelazny, Senior Vice President

Paul J. Sularz, Vice President

John M. Raczek, Treasurer

Andrew T. Pfau, Secretary

David M. Cihak, Assistant Treasurer

Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary

Robert J. Toner, Assistant Secretary

Investment Adviser

William Blair Investment Management, LLC

Distributor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Transfer Agent

DST Asset Manager Solutions, Inc.

(formerly known as Boston Financial Data Services, Inc.)

For customer assistance, call 1-800-635-2886

P.O. Box 219137

Kansas City, Missouri 64121-9137

December 31, 2019	William Blair Funds	183

William Blair Funds

U.S. EQUITY	GLOBAL EQUITY	FIXED INCOME
Growth Fund	Global Leaders Fund	Bond Fund
Large Cap Growth Fund		Income Fund
Mid Cap Growth Fund	INTERNATIONAL EQUITY	Low Duration Fund
Small-Mid Cap Core Fund	International Leaders Fund
Small-Mid Cap Growth Fund	International Growth Fund	MULTI-ASSET AND
Small-Mid Cap Value Fund	Institutional International Growth Fund	ALTERNATIVE
Small Cap Growth Fund	International Small Cap Growth Fund	Macro Allocation Fund
Small Cap Value Fund	Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets Small Cap Growth Fund

	©	William Blair & Company, L.L.C., distributor
+1 800 742 7272		150 North Riverside Plaza
williamblairfunds.com		Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

(a) Registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer and principal financial officer (the “Covered Officers”).

(b) No disclosures are required pursuant to this Item 2(b).

(c) During the period covered by the report, registrant did not make any amendment to a provision of the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Daniel N. Leib, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended December 31, 2018 and 2019, Ernst & Young LLP, the Registrant’s principal accountant (“E&Y”), billed the Registrant $663,600 and $621,400, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2018 and 2019, E&Y billed the Registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above. For the fiscal years ended December 31, 2018 and 2019, E&Y provided no audit-related services to William Blair Investment Management, LLC, the Registrant’s investment adviser (“William Blair”), or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2018 and 2019, E&Y billed the Registrant $210,190 and $249,928, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and review of year-end tax reporting. For the fiscal years ended December 31, 2018 and 2019, E&Y did not bill William Blair and its control affiliates for any services that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2018 and 2019, E&Y did not bill the Registrant for products and services other than the services reported above. For the fiscal year ended December 31, 2018 and 2019, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to the Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment advisor (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting. None of the Audit-Related and Tax Services billed by E&Y for the fiscal years ended December 31, 2018 and 2019 discussed above were approved by the Audit Committee pursuant to a waiver of these Pre-Approval Policies and Procedures.

Non-Audit Fees

For the fiscal years ended December 31, 2018 and 2019, E&Y billed the Trust $210,190 and $249,928, respectively, in non-audit fees (tax services). For the same periods, E&Y billed the Adviser and its control affiliates $0 and $0, respectively, in non-audit fees.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended to date (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 13.	Exhibits

13. (a) (1) Code of Ethics

13. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act of 1940 is filed as an exhibit hereto.

13. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act of 1940 is filed as an exhibit hereto.

13. (a) (3)

Not applicable to this Registrant.

13. (a) (4)

Not applicable to this filing.

13. (b)

Certifications of the Principal Executive Officer and Principal Financial Officer of the issuer as required by Rule 30a-2(b) of the Investment Company Act of 1940 are filed as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: February 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: February 27, 2020

/s/ John M. Raczek
By:	John M. Raczek
Treasurer (Principal Financial Officer)

Date: February 27, 2020